Exhibit 10.2

Confidential Treatment Requested as to certain information contained in this Exhibit and filed separately with the Securities and Exchange Commission.

TERM LOAN AND SECURITY AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION
As Administrative Agent And
Collateral Agent

TERM LENDERS
NAMED HEREIN

DESTINATION XL GROUP, INC.

The Borrowers’ Representative
For:

DESTINATION XL GROUP, INC. f/k/a CASUAL MALE RETAIL GROUP, INC.,

CMRG APPAREL, LLC,

and the Guarantors

October 29, 2014

(i)

4.25.	Line of Business.	38
4.26.	Affiliate Transactions.	38
4.27.	Further Assurances.	39
4.28.	Adequacy of Disclosure.	39
4.29.	No Restrictions on Liabilities.	40
4.30.	Other Covenants.	40
4.31.	Intentionally Omitted.	40
4.32.	Solvency.	40
4.33.	Patriot Act.	40
4.34.	Anti-Corruption Laws and Sanctions.	40
ARTICLE 5 - Financial Reporting and Performance Covenants:		40
5.1.	Maintain Records.	40
5.2.	Access to Records.	41
5.3.	Prompt Notice to Administrative Agent.	41
5.4.	Borrowing Base Certificate.	42
5.5.	Monthly Reports.	42
5.6.	Quarterly Reports.	43
5.7.	Annual Reports.	43
5.8.	Compliance Certificates.	44
5.9.	Inventories, Appraisals, and Audits.	44
5.10.	Additional Financial Information.	45
5.11.	Financial Covenant.	45
5.12.	Term Loan Push Down Reserve.	45
ARTICLE 6 - Use of Collateral:		45
6.1.	Use of Inventory Collateral.	45
6.2.	Inventory Quality.	46
6.3.	Adjustments and Allowances.	46
ARTICLE 7 - Cash Management.		46
7.1.	Depository Accounts.	46
7.2.	Credit Card Receipts.	46
7.3.	The Administrative Agent’s, Blocked, and Operating Accounts.	47
7.4.	Proceeds and Collections.	47
7.5.	Payment of Liabilities.	48
7.6.	The Operating Account.	48
ARTICLE 8 - Grant of Security Interest:		48
8.1.	Grant of Security Interest.	48
8.2.	Extent and Duration of Security Interest; Notice.	49
ARTICLE 9 - Collateral Agent As Attorney-In-Fact:		49
9.1.	Appointment as Attorney-In-Fact.	49
9.2.	No Obligation to Act.	50
ARTICLE 10 - Events of Default:		50
10.1.	Failure to Pay the Term Facility.	50
10.2.	Failure to Make Other Payments.	50
10.3.	Failure to Perform Covenant or Liability (No Grace Period) .	50
10.4.	Financial Reporting Requirements.	50
10.5.	Failure to Perform Covenant or Liability (Grace Period).	50
10.6.	Misrepresentation.	51
10.7.	Acceleration of Other Debt; Breach of Lease.	51
10.8.	Default Under Other Agreements.	51

(ii)

10.9.	Uninsured Casualty Loss.	51
10.10.	Attachment; Judgment; Restraint of Business.	51
10.11.	Indictment - Forfeiture.	51
10.12.	Challenge to Loan Documents.	51
10.13.	Change In Control.	51
10.14.	Business Failure.	51
10.15.	Bankruptcy.	52
10.16.	Termination of Business.	52
10.17.	Payment of Other Indebtedness.	52
10.18.	Default by Guarantor; Termination of Guaranty.	52
10.19.	Material Adverse Change.	52
ARTICLE 11 - Rights and Remedies Upon Default:		52
11.1.	Acceleration.	52
11.2.	Rights of Enforcement.	52
11.3.	Sale Of Collateral.	53
11.4.	Occupation of Business Location.	53
11.5.	Grant of Nonexclusive License.	54
11.6.	Assembly of Collateral.	54
11.7.	Rights and Remedies.	54
ARTICLE 12 - Loan Fundings and Distributions:		54
12.1.	Funding Procedures.	54
12.2.	Reserved.	54
12.3.	Reserved	54
12.4.	Ordinary Course Distributions: Term Facility.	54
ARTICLE 13 - Acceleration and Liquidation:		55
13.1.	Acceleration Notices.	55
13.2.	Acceleration.	55
13.3.	Initiation of Liquidation.	55
13.4.	Actions At and Following Initiation of Liquidation.	55
13.5.	Distribution of Liquidation Proceeds.	55
13.6.	Relative Priorities To Proceeds of Liquidation.	56
ARTICLE 14 - The Agents:		56
14.1.	Appointment of the Agents.	56
14.2.	Responsibilities of Agents.	56
14.3.	Concerning Distributions By the Agents.	57
14.4.	Dispute Resolution.	57
14.5.	Distributions of Notices and of Documents.	58
14.6.	Confidential Information.	58
14.7.	Reliance By Agents.	58
14.8.	Non-Reliance on Agents and Other Term Lenders.	59
14.9.	Indemnification.	59
14.10.	Resignation of Agent.	59
14.11.	Intercreditor Agreement.	60
14.12.	Banking Services Exposure.	60
ARTICLE 15 - Action By Agents Consents Amendments Waivers:		60
15.1.	Administration of Term Facility.	60
15.2.	Actions Requiring or On Direction of Majority Term Lenders.	60
15.3.	Action Requiring Certain Consent.	60
15.4.	Miscellaneous Actions.	61
15.5.	Actions Requiring Borrowers’ Representative’s Consent.	61

(iii)

15.6.	Nonconsenting Term Lender.	62
ARTICLE 16 - Assignments By Term Lenders:		62
16.1.	Assignments and Assumptions.	62
16.2.	Assignment Procedures.	63
16.3.	Effect Of Assignment.	63
ARTICLE 17 - Notices:		64
17.1.	Notice Addresses.	64
17.2.	Notice Given.	64
17.3.	Wire Instructions.	65
ARTICLE 18 - Term:		65
18.1.	Termination of Term Facility.	65
18.2.	Actions on Termination.	65
ARTICLE 19 - General:		66
19.1.	Protection of Collateral.	66
19.2.	Publicity.	66
19.3.	Successors and Assigns.	66
19.4.	Severability.	66
19.5.	Amendments.	66
19.6.	Power of Attorney.	66
19.7.	Application of Proceeds.	66
19.8.	Increased Costs.	67
19.9.	Costs and Expenses of Agents and Term Lenders.	67
19.10.	Copies, Facsimiles and Electronic Communications.	67
19.11.	MASSACHUSETTS Law.	68
19.12.	Indemnification.	68
19.13.	Rules of Construction.	68
19.14.	Intent.	69
19.15.	Participations.	69
19.16.	Right of Set-Off.	69
19.17.	Pledges To Federal Reserve Banks.	70
19.18.	Maximum Interest Rate.	70
19.19.	Waivers.	70
19.20.	Additional Waivers.	70
19.21.	Intercreditor Agreement.	71
19.22.	Patriot Act Notice.	71
19.23.	Counterparts; Integration; Effectiveness.	71

(iv)

EXHIBITS

1.0(a)	:	Casual Male Companies
1.0(b)	:	Guarantors
1.1	:	Permitted Encumbrances
1.01	:	DXL Stores and BALC Equipment
2.10	:	Term Note
2.21	:	Term Lenders’ Commitments
4.2	:	Loan Parties’ Information
4.3	:	Trade Names
4.4(b)	:	Exceptions to Property Rights
4.5	:	Locations, Leases, and Landlords
4.7(b)	:	Consigned Inventory
4.9	:	Insurance Policies
4.11	:	Capital Leases
4.13(a)	:	Labor Relations
4.19	:	Litigation
4.25	:	Franchise Location
4.28(b)	:	Contingent Obligations
5.4	:	Borrowing Base Certificate
5.8	:	Compliance Certificate
7.1	:	DDAs
7.2	:	Credit Card Arrangements
16.1	:	Assignment / Acceptance

(v)

TERM LOAN AND SECURITY AGREEMENT

October 29, 2014

THIS TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is made among:

Wells Fargo Bank, National Association, a national banking association with an office at One Boston Place, Boston, Massachusetts 02108, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of (i) the Collateral Agent and (ii) the “Term Lenders” who are, at present, those financial institutions identified on the signature pages of this Agreement and any Person who becomes a “Term Lender” in accordance with the provisions of this Agreement;

and

Wells Fargo Bank, National Association, a national banking association with an office at One Boston Place, Boston, Massachusetts 02108, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of (i) the Administrative Agent and (ii) the Term Lenders;

and

the Term Lenders; and

Destination XL Group, Inc., a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021, as agent (in such capacity, the “Borrowers’ Representative”) for Casual Male Retail Group, Inc., a Delaware corporation and CMRG Apparel, LLC, a Delaware limited liability company (“CMRG Apparel”) (individually, a “Borrower” and collectively, the “Borrowers”).

NOW THEREFORE, in consideration of the mutual agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Administrative Agent, the Collateral Agent, the Term Lenders and the Borrowers hereby agree as follows:

ARTICLE 1 - Definitions:

As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

“ABL Priority Collateral”:  Has the meaning provided to such term in the Intercreditor Agreement.

“Accelerated Borrowing Base Delivery Event”:  Either (i) the occurrence and continuance of any Default or Event of Default, or (ii) the failure of the Borrower to maintain Excess Availability at all times equal to or greater than twenty percent (20%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve).  For the purposes of this Agreement, the occurrence of an Accelerated Borrowing Base Delivery Event shall be deemed continuing (A) so long as such Default or Event of Default is continuing, and/or (B) if the Accelerated Borrowing Base Delivery Event arises as a result of the Borrowers’ failure to maintain Excess Availability as required pursuant to clause (ii) above, until Excess Availability has equaled or exceeded twenty percent (20%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve) for sixty (60) consecutive calendar days, in which case an Accelerated Borrowing Base Delivery Event shall no longer be deemed to be continuing for purposes of this Agreement

“Acceleration”:  The making of demand or declaration that any indebtedness, not otherwise due and payable, is due and payable. Derivations of the word “Acceleration” (such as “Accelerate”) are used with like meaning in this Agreement.

“Acceleration Notice”:  Written notice as follows:

(a) From the Administrative Agent to the Collateral Agent and the Term Lenders, as provided in Section 13.1(a).

(b) From the Majority Term Lenders to the Administrative Agent, as provided in Section 13.1(b).

“Account Debtor”:  Has the meaning given that term in the UCC.

“Accounts” and “Accounts Receivable”:  Include, without limitation, “accounts” as defined in the UCC, and also all:  accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for:  property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

“ACH”:  Automated clearing house.

“Acquisition”:  The purchase or other acquisition, by a Loan Party (no matter how structured in one transaction or in a series of transactions), of:  (a) equity interests in any other Person which would constitute or which results in a Change in Control of such other Person (as if such Person were Casual Male, as used in the definition of “Change of Control”), or (b) such of the assets of any Person as would permit a Loan Party to operate one or more retail locations of such Person or to conduct other business operations with such assets; provided, however, none of the following shall constitute an “Acquisition”:  purchases of inventory in the ordinary course of a Loan Party’s business; purchases, leases or other acquisitions of Equipment in the ordinary course of a Loan Party’s business; and Capital Expenditures permitted hereunder.

“Administrative Agent”:  Defined in the Preamble.

“Affiliate”:  The following:

(a) With respect to any two Persons, a relationship in which (i) one holds, directly or indirectly, not less than twenty-five percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than twenty-five percent (25%) of their respective ownership is directly or indirectly held by the same third Person.

(b) Any Person which:  is a parent, brother-sister or Subsidiary of a Loan Party; could have such enterprise’s tax returns or financial statements consolidated with that Loan Party’s; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which any Loan Party is a member; or controls or is controlled by any Loan Party.

“Agent”:  When not preceded by “Administrative” or “Collateral”, the term “Agent” refers collectively and individually to the Administrative Agent and the Collateral Agent.

“Agents’ Rights and Remedies”:  Defined in Section 11.7.

“Alternative Rate”:  The greater of (a) 7.50% or (b) the Base Rate plus 5.50%.

“Applicable Inventory Advance Rate”:  As of any date of determination:

Date of Determination	Rate
On or before 12/31/14	12.50%
On or after 1/1/15 and on or before 3/31/15	12.25%
On or after 4/1/15 and on or before 6/30/15	12.00%
On or after 7/1/15 and on or before 9/30/15	11.75%
On or after 10/1/15 and on or before 12/31/15	11.50%
On or after 1/1/16 and on or before 3/31/16	11.25%
On or after 4/1/16 and on or before 6/30/16	11.00%
On or after 7/1/16 and on or before 9/30/16	10.75%
On or after 10/1/16 and on or before 12/31/16	10.50%
On or after 1/1/17 and on or before 3/31/17	10.25%
On or after 4/1/17 and on or before 6/30/17	10.00%
On or after 7/1/17 and on or before 9/30/17	9.75%
On or after 10/1/17 and on or before 12/31/17	9.50%
On or after 1/1/18 and on or before 3/31/18	9.25%
On or after 4/1/18	9.00%

“Applicable Law”:  As to any Person:  (i) All statutes, rules, regulations, orders, or other requirements having the force of law; and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

“Appraised Inventory Liquidation Value”:  The product of (a) the Cost of Eligible Inventory (net of Inventory Reserves) of the Casual Male Companies and RBT, multiplied by (b) that percentage, determined from the then most recent appraisal of the Loan Parties’ Inventory provided to the Administrative Agent by an appraiser engaged by the Revolving Agent or the Administrative Agent pursuant to the terms hereof, to reflect the appraiser’s estimate of the net recovery on the Loan Parties’ Inventory in the event of an in-store liquidation of that Inventory.

“Approved Fund”:  Any Fund that is administered or managed by (a) a Term Lender, (b) an Affiliate of a Term Lender (c) an entity or an Affiliate of an entity that administers or manages a Term Lender, or (d) the same investment advisor or an advisor under common control with such Term Lender, Affiliate or advisor, as applicable.

“Assignee Term Lender”:  Defined in Section 16.1.

“Assigning Term Lender”:  Defined in Section 16.1.

“Assignment and Acceptance”:  Defined in Section 16.2.

“Anti-Corruption Laws”:  All laws, rules and regulations of any jurisdiction applicable to any Loan Party or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Availability Condition”:  At the time of determination with respect to any specified transaction or payment that is subject to satisfaction of the Payment Conditions, Excess Availability at the time of such determination and immediately following, and after giving effect to, such transaction or payment was, and is projected by the Loan Parties on a pro forma basis for each of the six (6) Fiscal months immediately following such transaction or payment to be, equal to or greater than twenty percent (20%) of the Revolving Loan Cap.

“Availability Reserves”:  Such reserves as the Administrative Agent from time to time determines in the Administrative Agent’s reasonable discretion as being appropriate to reflect the impediments to the

Collateral Agent’s ability to realize upon the Collateral, it being agreed that such reserves shall not be in duplication of any reserves imposed and maintained by the Revolving Agent under the Revolving Credit Agreement; provided, that any Availability Reserves must be implemented based upon events such as a change in circumstances, adverse developments, issues identified in a field exam, appraisal, audit or inspection or market change; and provided, further, that if the Revolving Agent did not implement and maintain a reserve for such events or imposed and maintained a reserve in less than the amount the Administrative Agent deems appropriate, in its reasonable discretion, based on the foregoing the Administrative agent may impose an Availability Reserve for the incremental difference.

“BALC”:  Bank of America Leasing & Capital, LLC, and its successors and assigns.

“BALC Equipment”:  The Equipment specifically set forth on EXHIBIT 1.01 hereto, as such exhibit may be amended from time to time by the Borrowers, with the consent of the Administrative Agent.

“BALC Indebtedness”:  Indebtedness pursuant to equipment financing arrangements with BALC on terms and conditions reasonably acceptable to the Administrative Agent in an aggregate amount not to exceed $23,000,000 minus all payments of principal thereof since the Closing Date.

“Bankruptcy Code”:  Title 11, U.S.C., as amended from time to time.

“BAS”:  Defined in Section 2.13.

“Base Rate”:  For any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%), or (b) the rate of interest in effect for such day as publicly announced from time to time by Wells Fargo as its “prime rate.”  The “prime rate” is a rate set by Wells Fargo based upon various factors including Wells Fargo’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Wells Fargo shall take effect at the opening of business on the day specified in the public announcement of such change.

“Blocked Account”:  Defined in Section 7.3(a)(ii).

“Blocked Account Agreement”:  An agreement, in form and substance satisfactory to the Collateral Agent, which recognizes the Collateral Agent’s Collateral Interest in the contents of the deposit account which is the subject of such agreement and provides that, after the occurrence and during the continuance of a Cash Dominion Event, such contents shall be transferred only as instructed by the Revolving Agent or the Administrative Agent pursuant to the terms thereof.

“Blocked Account Bank”:  Each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“Borrower” and “Borrowers”:  Defined in the Preamble.

“Borrowers’ Representative”:  Defined in the Preamble.

“Borrowing Base”:  The aggregate of the following:

(a) The Applicable Inventory Advance Rate multiplied by the Appraised Inventory Liquidation Value.

plus

(b) The face amount of Eligible Credit Card Receivables multiplied by the Credit Card Advance Rate minus

(c) The then amount of all Reserves.

“Borrowing Base Certificate”:  A certificate substantially in the form of EXHIBIT 5.4 annexed hereto (as such form may be revised from time to time by the Administrative Agent), executed and certified as accurate and complete by the Borrowers’ Representative, which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by the Administrative Agent.

“Business Day”:  Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Administrative Agent is not open to the general public to conduct business.

“Business Plan”:  The Loan Parties’ most recent projected balance sheet, income statement, statement of cash flows, and availability model, each on a monthly basis for the following twelve (12) month period, delivered by the Borrowers’ Representative from time to time pursuant to Section 5.7(c), as updated from time to time by the Borrowers’ Representative pursuant to this Agreement.

“Canton Lease”:  The lease and related documents entered into by and among Casual Male and Spirit SPE Canton, LLC dated as of February, 2006.

“Capital Expenditures”:  The expenditure of funds or the incurrence of liabilities which may be capitalized in accordance with GAAP.

“Capital Lease”:  Any lease which may be capitalized in accordance with GAAP.

“Capital Lease Obligations”:  With respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Dominion Event”:  Either (a) the occurrence and continuance of any Event of Default, or (b) the failure of the Borrowers to maintain Excess Availability at all times equal to or greater than twelve and one half percent (12.5%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve). For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing at the option of the Administrative Agent (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to maintain Excess Availability as required hereunder, until Excess Availability has equaled or exceeded twelve and one half percent (12.5%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve) for sixty (60) consecutive calendar days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Excess Availability exceeds the required amount for sixty (60) consecutive calendar days) (A) at the option of the Borrowers’ Representative upon notice to the Administrative Agent or (B) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasions after the Closing Date. The termination of a Cash Dominion Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions set forth in this definition again arise.

“Casual Male”:  Destination XL Group, Inc., formerly known as Casual Male Retail Group, Inc., a Delaware corporation.

“Casual Male Companies”:  The Persons listed on EXHIBIT 1.0(a) annexed hereto.

“Change in Control”:  The occurrence of any of the following:

(a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 35% or more of the issued and outstanding capital stock of Casual Male having the right, under ordinary circumstances, to vote for the election of directors of Casual Male.

(b) At any time, (a) occupation of a majority of the seats (other than vacant seats) on the board of directors of Casual Male by Persons who were neither (i) nominated by the board of directors of Casual Male nor (ii) appointed by directors so nominated.

(c) The persons who are directors of Casual Male as of the Closing Date cease, for any reason other than death, disability, retirement or resignation in the ordinary course (and not in connection with a proxy contest or similar occurrence), to constitute a majority of the board of directors of Casual Male.

(d) The failure by Casual Male (i) to own, directly or indirectly, 100% of the issued and outstanding membership interests of CMRG Apparel and RBT, or (ii) to own, directly or indirectly, 100% of the issued and outstanding capital stock or membership interests of all other Loan Parties.

“Chattel Paper”:  Has the meaning given that term in the UCC.

“Closing Date”:  October 29, 2014.

“CMRG Apparel”:  Defined in the Preamble.

“Collateral”:  Defined in Section 8.1.

“Collateral Access Agreement”:  An agreement reasonably satisfactory in form and substance to the Administrative Agent executed by (a) a bailee or other Person in possession of Collateral, and (b) any landlord of real estate leased by any Loan Party, pursuant to which such Person (i) acknowledges the Agent’s Collateral Interest in the Collateral, (ii) releases or subordinates such Person’s Encumbrances in the Collateral held by such Person or located on such real estate, (iii) provides the Administrative Agent with access to the Collateral held by such bailee or other Person or located in or on such real estate, (iv) as to any landlord, provides the Administrative Agent with a reasonable time to sell and dispose of the Collateral from such real estate, and (v) makes such other agreements with the Administrative Agent as the Administrative Agent may reasonably require.

“Collateral Agent”:  Defined in the Preamble.

“Collateral Interest”:  Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

“Compliance Certificate”:  Defined in Section 5.8.

“Consent”:  (a) Actual consent given by the Term Lender from whom such consent is sought; or (b) except with respect to matters set forth in Section 15.3 (as to which matters actual written consent given by the Term Lender from whom such consent is sought shall be required), the passage of seven (7) Business Days from receipt of written notice to a Term Lender from an Agent of a proposed course of action to be followed by an Agent without such Term Lender’s giving that Agent written notice of that Term Lender’s objection to such course of action; provided that all Agents may rely on such passage of time as consent by a Term Lender only if such written notice states that consent will be deemed effective if no objection is received within such time period.

“Consolidated”:  When used to modify a financial term, test, statement, or report, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of the Loan Parties.

“Consolidated EBITDA”:  For any period, an amount equal to the Consolidated Net Income of the Borrowers’ Representative and its Subsidiaries for such period, plus (a) the following to the extent deducted in calculating Consolidated Net Income:  (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes, (iii) depreciation and amortization expense and (iv) other non-recurring expenses reducing Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrowers’ Representative and its Subsidiaries for such period), minus (b) the following to the extent included in calculating Consolidated Net Income:  (i) federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrowers’ Representative and its Subsidiaries for such period), all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio”:  For any period, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) Capital Expenditures made during such period, minus (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash during such period to (b) Debt Service Charges during such period, in each case, of or by the Borrowers’ Representative and its Subsidiaries for such period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Interest Charges”:  For any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by the Borrowers’ Representative and its Subsidiaries for such period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Net Income”:  For any period, the net income of the Borrowers’ Representative and its Subsidiaries for such period, all as determined on a Consolidated basis in accordance with GAAP; provided, however, that there shall be excluded (a) the income (or loss) of such Person during such period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (b) the income (or loss) of such Person during such period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (c) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that the Borrowers’ Representative’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income.

“Cost”:  The lower of:

(a) the calculated cost of purchases, as determined from invoices received by CMRG Apparel its purchase journal or stock ledger, based upon its accounting practices, known to the Administrative Agent, which practices are in effect on the date on which this Agreement was executed; or

(b) the lowest ticketed or promoted price at which the subject inventory is offered to the public by any Loan Party, after all mark-downs (whether or not such price is then reflected on a Loan Party’s accounting system).

“Cost” does not include inventory capitalization costs or other non-purchase price charges used in a Loan Party’s calculation of cost of goods sold (other than freight, which may be capitalized consistent with GAAP and such Loan Party’s prior practices).

“Costs of Collection”:  Includes, without limitation, all reasonable attorneys’ fees and reasonable out-of-pocket expenses incurred by any Agent’s attorneys, and all reasonable out-of-pocket costs incurred by any Agent in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of any Agent, where such costs and expenses are directly or indirectly related to or in respect of any Agent’s:  administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agents’ Rights and Remedies and/or any of the rights and remedies of any Agent against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). “Costs of Collection” also includes the reasonable fees and expenses of Lenders’ Special Counsel. The Costs of Collection are Liabilities, and at the Administrative Agent’s option may bear interest at the then effective Libor Margin Rate.

“Covenant Compliance Event”:  Excess Availability at any time is less than or equal to the greater of (a) ten percent (10%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve) and (b) $7,500,000.  The occurrence of a Covenant Compliance Event shall be deemed continuing until the first date thereafter when Excess Availability has equaled or exceeded the greater of (x) ten percent (10%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve) and (y) $7,500,000, for thirty (30) consecutive calendar days.  The termination of a Covenant Compliance Event, as provided herein, shall in no way limit, waive or delay the occurrence of a subsequent Covenant Compliance Event in the event that the conditions set forth in this definition again arise.

“Credit Card Advance Rate”:  10%.

“Credit Card Notifications”:  Has the meaning given such term in Section 7.2(b).

“Credit Card Receivables”:  Each “payment intangible” (as defined in the UCC), together with all income, payments and proceeds thereof, owed by (a) a major credit or debit card issuer (including, but not limited to, Visa, MasterCard and American Express and such other issuers approved by the Administrative Agent) and (b) any Person on account of any private label credit card receivables under programs between a Loan Party and a third party acceptable to the Administrative Agent) where the third party retains the consumer credit exposure to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

“Customer Credit Liabilities”:  Gift certificates, gift cards, customer deposits, merchandise credits, layaway obligations, discounts, credits and similar items earned by customers in respect of frequent shopping programs, and similar liabilities of any Loan Party to its retail customers and prospective customers.

“Customs Broker/Carrier Agreement”:  An agreement in form and substance satisfactory to the Administrative Agent among a Borrower, a customs broker, freight forwarder, consolidator or carrier, and the Administrative Agent, in which the customs broker, freight forwarder, consolidator or carrier acknowledges that it has control over and holds the documents evidencing ownership of the subject Inventory for the benefit of the Agent and agrees, upon notice from the Administrative Agent, to hold and dispose of the subject Inventory solely as directed by the Administrative Agent.

“DDA”:  Any store level checking, demand daily depository account or other bank or like account maintained by any Loan Party for the purpose of depositing store receipts and paying de minimis store level expenses, including, on the date of this Agreement, the accounts listed on EXHIBIT 7.1 hereto, but excluding, however, any Exempt DDA.

“DDA Notifications”:  Has the meaning given such term in Section 7.1(d).

“Debt Service Charges”:  For any period, the sum of (a) Consolidated Interest Charges paid or required to be paid for such period, plus (b) scheduled principal payments made or required to be made on account of Indebtedness (excluding the Liabilities, but including, without limitation, Capital Lease Obligations and including, without limitation, regularly scheduled payments of principal pursuant to Section 2.9 of this Agreement) for such period, in each case determined on a Consolidated basis in accordance with GAAP.

“Default”:  Any occurrence, circumstance, or state of facts with respect to a Loan Party which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not cured within any applicable grace period.

“Deposit Account”:  Has the meaning given that term in the UCC.

“Disposition”:  The sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of equity interests in a Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Documents”:  Has the meaning given that term in the UCC.

“Documents of Title”:  Has the meaning given that term in the UCC.

“DXL Stores”:  Stores which are not identified as “Casual Male” or “Rochester” stores on EXHIBIT 1.01 attached hereto.

“Eligible Assignee”:  With respect to an assignee of a Term Lender:  (a) a bank, insurance company, or company engaged in the business of making commercial loans having a combined capital and surplus in excess of $300 Million; or (b) a Term Lender or any Affiliate of any Term Lender; or (c) any Person to whom a Term Lender assigns its rights and obligations under this Agreement as part of a programmed assignment and transfer of such Term Lender’s rights in and to a material portion of such Term Lender’s portfolio of asset based credit facilities; or (d) an Approved Fund.

“Eligible Credit Card Receivables”:  At the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination:  such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Loan Party from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of such Loan Party, and (ii) in each case is acceptable to the Administrative Agent in its reasonable discretion, and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (j) below.  Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, a Credit Card Receivable shall indicate no Person other than a Loan Party as payee or remittance party.  In determining the amount to be so included, the face amount of a Credit Card Receivable shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Credit Card Receivable but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable.  Except as otherwise agreed by the Administrative Agent, any Credit Card Receivable included within any of the following categories shall not constitute an Eligible Credit Card Receivable:

(a) Credit Card Receivables which do not constitute a “payment intangible” (as defined in the UCC);

(b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

(c) Credit Card Receivables (i) that are not subject to a perfected security interest in favor of the Collateral Agent, or (ii) with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Encumbrance (other than Encumbrances granted to the Collateral Agent pursuant to the Loan Documents) and Encumbrances granted to the Revolving Agent under the Revolving Credit Agreement;

(d) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(e) Credit Card Receivables as to which the processor has the right under certain circumstances to require a Loan Party to repurchase the Credit Card Receivables from such credit card processor;

(f) Credit Card Receivables due from an issuer or payment processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings;

(g) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(h) Credit Card Receivables which do not conform to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(i) Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent; or

(j) Credit Card Receivables which the Administrative Agent determines in its reasonable discretion to be uncertain of collection or which do not meet such other reasonable eligibility criteria for Credit Card Receivables as the Administrative Agent may determine.

“Eligible In-Transit Inventory”:  “Eligible In-Transit Inventory” will be calculated at 80% of the Cost value of such of the Inventory of the Casual Male Companies and RBT (in each case, without duplication as to Eligible Inventory and Eligible L/C Inventory), in each case in which title has passed to a Loan Party and which is then being shipped from a foreign location for receipt, within 45 days, at a warehouse of one of the Loan Parties; provided that

(a) Such Inventory is of such types, character, qualities and quantities (net of Inventory Reserves) as the Administrative Agent in its reasonable discretion from time to time determines to be eligible for borrowing;

(b) If applicable, the documents which relate to such shipment names the Collateral Agent as consignee of the subject Inventory and the Collateral Agent has control over the documents which evidence ownership of the subject Inventory (such as by the providing to the Collateral Agent of a Customs Brokers Agreement in form reasonably satisfactory to the Collateral Agent); and

(c) The Collateral Agent has a perfected security interest in such Inventory;

provided further that the Administrative Agent may, in its reasonable discretion, exclude any particular Inventory from the definition of “Eligible In-Transit Inventory” in the event that the Administrative Agent determines that such Inventory is subject to any Person’s right or claim which is (or is capable of being) senior to, or pari passu with, the Encumbrance of the Collateral Agent (such as, without limitation, a right of stoppage in transit) or may otherwise adversely impact the ability of the Collateral Agent to realize upon such Inventory.

“Eligible Inventory”:  The following (without duplication):

(a) Such of the Loan Parties’ Inventory, at such locations, and of such types, character, qualities and quantities, as the Administrative Agent, in its reasonable discretion from time to time determines to be acceptable for borrowing, as to which Inventory, the Collateral Agent has a perfected security interest which is prior and superior to all security interests, claims, and encumbrances, except security interests, claims and encumbrances in favor of the Revolving Agent.

(b) Eligible L/C Inventory.

(c) Eligible In-Transit Inventory.

Without limiting the foregoing, “Eligible Inventory” shall not include:  (i) direct shipment Inventory; (ii) Inventory which cannot be sold including, without limitation, any non-merchandise inventory (such as labels, bags, and packaging materials, etc.); (iii) “dummy warehouse inventory”; (iv) damaged goods, return to vendor merchandise, packaways, samples and other similar categories; (v) Inventory that is leased by or is on consignment to a Loan Party or which is consigned by a Loan Party to a Person which is not a Loan Party; (vi) inventory which is the subject of a store closing, liquidation, going-out-of-business or similar sale, as to which in each case, any Loan Party has received an initial payment of the guaranteed price from the Person conducting the sale; and (vii) inventory in locations outside the United States or Canada (except for Eligible L/C Inventory) and in locations in the United States or Canada not under any Loan Party’s control (unless waivers acceptable to the Agents are obtained); provided, however, in no event shall Inventory in locations outside of the United States be Eligible Inventory unless the Agent (A) has a perfected security interest in such Inventory, (B) has completed or received an appraisal of such Inventory from appraisers satisfactory to the Agent and such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent, (C) has established applicable advance rates and Reserves in connection therewith, and (D) has otherwise determined in its reasonable discretion that such Inventory is eligible to be included in the Borrowing Base.

“Eligible L/C Inventory”:  “Eligible L/C Inventory” will be calculated at 85% of the Cost value of such of the Inventory of the Casual Male Companies and RBT (in each case, without duplication as to Eligible Inventory and Eligible In-Transit Inventory), in each case the purchase of which is supported by a documentary letter-of-credit then having an initial expiry of forty-five (45) or less days; provided that

(a) Such Inventory is of such types, character, qualities and quantities (net of Inventory Reserves) as the Administrative Agent in its reasonable discretion from time to time determines to be eligible for borrowing; and

(b) The documentary letter-of-credit supporting such purchase names the Revolving Agent or the Collateral Agent (as applicable, in accordance with the Intercreditor Agreement) as consignee of the subject Inventory and the Collateral Agent has control over the documents which evidence ownership of the subject Inventory (such as by the providing to the Collateral Agent of a Customs Brokers Agreement in form reasonably satisfactory to the Collateral Agent).

“Employee Benefit Plan”:  As defined in ERISA.

“Encumbrance”:  A Collateral Interest or agreement to create or grant a Collateral Interest; the interest of a lessor under a Capital Lease, conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; and each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

“End Date”:  The date upon which all Liabilities (other than continuing representations, warranties and indemnity obligations) have been paid in full.

“Environmental Laws”:  All of the following:

(a) Applicable Law which regulates or relates to, or imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

(b) The common law relating to damage to Persons or property from Hazardous Materials.

“Equipment”:  Includes, without limitation, “equipment” as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Person’s business, and any and all accessions or additions thereto, and substitutions therefor.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate”:  Any Person which is under common control with a Loan Party within the meaning of Section 4001 of ERISA or is part of a group which includes any Loan Party and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

“Events of Default”:  Defined in Article 10. An “Event of Default” shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived by the requisite Term Lenders or by the Administrative Agent, as applicable.

“Excess Availability”:  Has the meaning given to the term under the Revolving Credit Agreement in effect on the Closing Date.

“Exempt DDA”:  A depository account maintained by any Loan Party, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes or (ii) for payroll.

“Federal Funds Rate”:  For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Wells Fargo on such day on such transactions as determined by the Administrative Agent.

“Fiscal”:  When followed by “month” or “quarter”, it refers to the relevant fiscal period based on the Loan Parties’ fiscal year and accounting conventions (e.g. reference to the Loan Parties’ “Fiscal June 2014” is to the Loan Parties’ fiscal month of June in the calendar year 2014). When followed by reference to a specific year, it refers to the fiscal year which ends in a month of the year to which reference is being made (e.g. if the Loan Parties’ fiscal year ends in January 2015 reference to that year would be to the Loan Parties’ “Fiscal 2014”).

“Fixtures”:  Has the meaning given that term in the UCC.

“Fund”:  Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP”:  Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made; provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Administrative Agent, the Borrowers’ Representative shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrowers’ Representative’s chief financial officer, on which the effect of such Material Accounting Change on that statement shall be described.

“General Intangibles”:  Includes, without limitation, “general intangibles” as defined in the UCC; and also all:  rights to payment for credit extended; deposits; amounts due to any Person; credit memoranda in favor of any Person; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Person to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of any Person in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any or credit extended or services performed, by any Person, whether intended for an individual customer or the general business of any Person, or used or useful in connection with research by any Person.

“Goods”:  Has the meaning given that term in the UCC, and also includes all things movable when a Collateral Interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

“Guarantor” and “Guarantors”:  Each Person named on EXHIBIT 1.0(b) annexed hereto individually, and the Persons named on EXHIBIT 1.0(b) annexed hereto, collectively.

“Guarantor Agreement”:  Each instrument and document executed by a Guarantor of the Liabilities to evidence or secure the Guarantor’s guaranty thereof.

“Guarantor Default”:  Default or breach or the occurrence of any event of default under any Guarantor Agreement.

“Hazardous Materials”:  Any (a) substance which is defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

“Hedge Agreement”:  Any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices and not for speculative purposes.

“Indebtedness”:  All indebtedness and obligations of or assumed by any Person on account of or with respect to any of the following:

(a) In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.

(b) In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).

(c) In connection with the sale or discount of accounts receivable or chattel paper of such Person.

(d) On account of deposits or advances (but not including any liabilities with respect to Customer Credit Liabilities including gift cards, gift certificates, merchandise credits and/or frequent shopper or other consumer loyalty programs).

(e) As lessee under Capital Leases.

(f) In connection with any sale and leaseback transaction.

“Indebtedness” of any Person also includes:

(x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.

(y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party other than on account of the endorsement of checks and other items in the ordinary course.

(z) The Indebtedness of a partnership or joint venture for which such Person is liable as a general partner or joint venturer.

“Indemnified Person”:  Defined in Section 19.12.

“Instruments”:  Has the meaning given that term in the UCC.

“Intercreditor Agreement”:  That certain Intercreditor Agreement dated as of the date hereof between the Revolving Agent and the Administrative Agent and acknowledged by the Loan Parties, as in effect on the Closing Date and as may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time hereafter in accordance with the terms thereof.

“Interest Payment Date”:  The first day of each month; the Termination Date; and the End Date.

“Inventory”:  Includes, without limitation, “inventory” as defined in the UCC and also all:  (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

“Inventory Reserves”:  Such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s reasonable discretion with respect to the determination of the saleability, at retail, of Eligible Inventory or which reflect such other factors affecting the market value of Eligible Inventory and without duplication of any reserves imposed and maintained by the Revolving Agent under the Revolving Credit Agreement; provided, that any Inventory Reserves must be implemented based upon events such as a change in circumstances, adverse developments, issues identified in a field exam, appraisal, audit or inspection or market change; and provided, further, that if the Revolving Agent did not implement and maintain a reserve for such events or imposed and maintained a reserve in an amount less than the Administrative Agent deems appropriate, in its reasonable discretion, based on the foregoing the Administrative agent may impose an Inventory Reserve for the incremental difference.

“Investment Property”:  Has the meaning given that term in the UCC.

“Lease”:  Any lease or other agreement, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any space.

“Leasehold Interest”:  Any interest of a Loan Party as lessee under any Lease.

“Lenders’ Special Counsel”:  A single counsel selected by Term Lenders holding more than 51% of the then outstanding amount of the Term Loans following the occurrence of an Event of Default to represent their interests in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document.

“Letter-of-Credit Right”:  Has the meaning given that term in the UCC and also refers to any right to payment or performance under any letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Liabilities”:   Any and all direct and indirect liabilities, debts, and obligations of each Borrower to any Agent or any Term Lender, each of every kind, nature, and description owing on account of this Agreement or any other Loan Document, whether now existing or hereafter arising under this Agreement or under any of the other Loan Documents, including, without limitation, the following:

(i) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by any Borrower to any Agent or any Term Lender (including all future advances whether or not made pursuant to a commitment by any Agent or any Term Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured,unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which any Agent or any Term Lender may hold against any Borrower.

(ii) All notes and other obligations of each Borrower now or hereafter assigned to or held by any Agent or any Term Lender, each of every kind, nature, and description

(iii) All interest, fees, and charges and other amounts which may be charged by any Agent or any Term Lender to any Borrower and/or which may be due from any Borrower to any Agent or any Term Lender from time to time.

(iv) All costs and expenses incurred or paid by any Agent in respect of this Agreement or any other Loan Document (including, without limitation, Costs of Collection, reasonable attorneys’ fees, and all court and reasonable litigation costs and expenses).

(v) Any and all covenants of each Borrower to or with any Agent or any Term Lender under this Agreement or any other Loan Document and any and all obligations of each Borrower to act or to refrain from acting in accordance with this Agreement or any other Loan Document or any instrument furnished by that Borrower to any Agent or any Term Lender pursuant to this Agreement or any other Loan Document.

(vi) Protective Advances.

“Libor Margin”:  6.50%.

“Libor Rate”:  The greater of: (i) 1.00%; and (ii) (A) the rate per annum for an interest period of thirty (30) days appearing on the Reuters Screen LIBOR01 page two business days prior to the commencement of each calendar month, or (B) if such rate does not appear on the Reuters Screen LIBOR01 Page, then the rate as determined by the Administrative Agent from another recognized source or interbank quotation.

“Liquidation”:  The exercise by the Collateral Agent of those rights accorded to the Collateral Agent under the Loan Documents as a creditor of the Loan Parties following and on account of the occurrence of an Event of Default looking towards the realization on the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Loan Documents”:  This Agreement, the Intercreditor Agreement, and each instrument and document executed as contemplated by this Agreement and by Article 4, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with any Agent or any Term Lender, or any Affiliate of any Agent or any Term Lender, as each may be amended from time to time.

“Loan Party and Loan Parties”:  Each Borrower and each Guarantor.

“Majority Term Lenders”:  Term Lenders holding 51% or more of the then outstanding amount of the Term Loans; provided, that if there are only two Term Lenders (a Term Lender and its Affiliates being deemed one Term Lender), then both Term Lenders.

“Material Accounting Change”:  Any change in GAAP applicable to accounting periods subsequent to the Loan Parties’ Fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Loan Parties’ Consolidated financial condition or operating results, as reflected on financial statements and reports prepared by or for the Loan Parties, when compared with such condition or results as if such change had not taken place or where preparation of the Loan Parties’ statements and reports in compliance with such change.

Notwithstanding anything to the contrary above or in the definition of Capital Lease Obligations or Capital Expenditures, in the event of a change under GAAP (or the application thereof) requiring all leases to be capitalized, only those leases that would result or would have resulted in Capital Lease Obligations or Capital Expenditures on the Closing Date (assuming for purposes hereof that they were in existence on the date hereof) hereunder shall be considered capital leases hereunder and all calculations and deliverables under this Agreement or any other Loan Document shall be made in accordance therewith.

“Material Adverse Effect”:  means any event, circumstance or condition that has had a materially adverse effect on (a) the business, operations, assets, liabilities (actual or contingent) or financial condition of the Loan Parties and their Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) the rights and remedies of the Term Lenders, the Collateral Agent or the Administrative Agent under any Loan Document..

“Maturity Date”:  October 29, 2019.

“Moody’s”:  Moody’s Investors Service, Inc. and any successor thereto.

“Net Proceeds”: With respect to any Disposition by any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset by an Encumbrance permitted hereunder which is senior to the Administrative Agent’s Collateral Interest on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Indebtedness under the Loan Documents), and (B) the reasonable and customary out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction (including, without limitation, appraisals, and brokerage, legal, title and recording or transfer tax expenses, commissions and  expenses incurred in connection with obtaining such proceeds following the casualty event) paid by any Loan Party to third parties (other than Affiliates)).

“Nominee”:  A business entity (such as a corporation or limited partnership) formed by the Collateral Agent to own or manage any Post Foreclosure Asset.

“NonConsenting Term Lender”:  Defined in Section 15.6.

“Operating Account”:  Defined in Section 7.3.

“Participant”:  Defined in Section 19.15 hereof.

“Patriot Act”:  Defined in Section 3.11.

“Payment Conditions”:  At the time of determination with respect to any specified transaction or payment that is subject to satisfaction of the Payment Conditions:

(a) no Default or Event of Default then exists or would arise as a result of entering into such transaction or making such payment;

(b) the Borrowers are in compliance with the Availability Condition; and

(c) after giving pro forma effect to such transaction or payment, the Consolidated Fixed Charge Coverage Ratio, tested on a trailing twelve month basis, shall be equal to or greater than 1.0 to 1.0; provided that this clause (c) shall not apply if Excess Availability at the time of such determination and projected for the six (6) Fiscal months immediately following and after giving effect to such transaction or payment was equal to or greater than the greater of (x) twenty five percent (25%) of the Revolving Loan Cap (calculated without giving effect to the Term Loan Push Down Reserve) and (y) $20,000,000.

Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Borrowers’ Representative shall deliver to the Administrative Agent (i) a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrowers’ Representative certifying that the conditions contained in clauses (a), (b) and (c) of the preceding sentence have been satisfied, and (ii) evidence of satisfaction of the conditions contained in clauses (b) and (c) above on a basis (including, without limitation, giving due consideration to results for prior Fiscal periods and giving effect to the proposed transaction or payment) reasonably satisfactory to the Administrative Agent.

“Payment Intangible”:  Has the meaning given that term in the UCC and also refers to any general intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Permitted Acquisition”:  An Acquisition complying with the following:

(a) Such Acquisition shall be of assets ancillary, incidental or necessary to the retail sale of apparel and related activities, or of 100% of the stock of a corporation whose assets consist substantially of such assets, or through the merger of such a corporation with a Loan Party (with a Loan Party as the surviving corporation), or with a Subsidiary of a Loan Party where, after giving effect to such merger, such corporation becomes a wholly-owned Subsidiary of a Loan Party;

(b) If such Acquisition includes the acquisition of assets by, or the merger of, a Loan Party, there shall have been no change in the identity of the president, chief financial officer or any executive vice president of such Loan Party as a consequence of such acquisition, or if there has been such a change, the Administrative Agent shall have consented in writing to such change in identity within thirty (30) days thereafter (which consent shall not be unreasonably withheld or delayed); and

(c) If a new Subsidiary is formed or acquired as a result of such Acquisition, such Subsidiary shall execute documentation, reasonably satisfactory in form and substance to the Administrative Agent,

guarantying payment and performance of the Liabilities and granting a first lien, subject only to Permitted Encumbrances, in its assets in favor of the Collateral Agent, for the ratable benefit of the Term Lenders.

“Permitted Asset Disposition”:  A sale or other disposition of (i) Stores which are not DXL Stores and (ii) any other sale or disposition of the assets of any Loan Party in the ordinary course, so long as the following conditions are satisfied:

(a) The sale, liquidation or other disposition of Inventory at any locations from which a Loan Party determines to cease the conduct of its business, (i) shall be on terms satisfactory to the Administrative Agent and (ii) notwithstanding the Administrative Agent’s furnishing of any such consent, the Administrative Agent may, in the exercise of its reasonable discretion, impose Inventory Reserves as a result of the occurrence of any such sale, liquidation, or disposition;

(b) The aggregate of all such sales or other dispositions of the assets of any Loan Party in connection with DXL Store closings, at arms-length (i) may be up to an aggregate of ten percent (10%) of the DXL Stores open as of the beginning of any Fiscal year of the Loan Parties, provided if such sales or other dispositions, whether at one time or multiple closures which constitute a series, of closures (x) exceed the aggregate of five percent (5%) of DXL Stores open as of the beginning of such Fiscal year or (y)  are part of any program, the Borrowers’ business plan or are intended to comprise multiple DXL Store closures which will exceed the aggregate of five percent (5%) of the DXL Stores open as of the beginning of such Fiscal year when such program, business plan or multiple closures are completed, then the closures referenced in (x) and (y) immediately preceding shall be in accordance with liquidation agreements and with professional liquidators, in each case, reasonably acceptable to the Administrative Agent (and the Borrower’s Representative shall have provided the Administrative Agent and the Revolving Agent with an updated Borrowing Base Certificate reflecting such DXL Store closures and the effect of such liquidation agreements);

(c) Each such sale or other disposition shall be for fair consideration in an arm’s length transaction; and

(d) On the date on which any sale or other disposition of assets is consummated, no Default shall have occurred and be continuing or will occur as a result of such consummation.

“Permitted Encumbrances”:  The following:

(a) Encumbrances described on EXHIBIT 1.1 hereto.

(b) Encumbrances on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not then overdue; deposits or pledges made in connection with, or to secure payment of, workmen’s compensation, unemployment insurance, old age pensions or other social security obligations; Encumbrances on property hereafter acquired (either in connection with purchase money encumbrances, rental purchase agreements, including Capital Leases, or conditional sale or other title retention agreements), which are restricted to the property so acquired and do not secure Indebtedness exceeding the fair value (at the time of acquisition) thereof; Encumbrances of carriers, warehousemen, mechanics and materialmen, and other like Encumbrances in existence less than 90 days from the date of creation thereof in respect of obligations not overdue; and Encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s Encumbrances under leases to which any Loan Party is a party, and other minor Encumbrances or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Loan Parties, which defects do not individually or in the aggregate have a materially adverse effect on the business of any Loan Party individually or of the Loan Parties as a whole or which are being actively contested in good faith by appropriate proceedings as to which the Loan Parties have established reasonable reserves, it being understood, however, that the filing of a tax lien which includes any Inventory or Accounts does not constitute a “Permitted Encumbrance”, even if being so contested.

(c) Encumbrances in favor of the Revolving Agent pursuant to the Revolving Credit Agreement.

(d) Encumbrances on the BALC Equipment solely to the extent securing the BALC Indebtedness.

“Permitted Indebtedness”:  The following Indebtedness:

(a) The Liabilities.

(b) Capital Leases and purchase money Indebtedness secured by Permitted Encumbrances.

(c) Unsecured Indebtedness assumed in connection with Permitted Acquisitions pursuant to Section 4.21 (it being understood that the principal amount so assumed shall be deemed part of the purchase price of any such Permitted Acquisition) and any refinancing or replacement thereof on terms and conditions (including, without limitation, interest rate and providing that, in any event, the principal amount thereof shall not exceed that outstanding on the date of refinance or replacement) at least as favorable as those being refinanced or replaced.

(d) Intercompany Indebtedness permitted under Section 4.22.

(e) Indebtedness arising from a guaranty by a Loan Party of the Indebtedness of a Borrower with respect to a Borrower’s ordinary course trade payables.

(f) Indebtedness on account of the Canton Lease.

(g) The BALC Indebtedness in an aggregate amount not to exceed $23,000,000 minus all payments of principal thereof since the Closing Date.

(h) Indebtedness under the Revolving Credit Agreement, provided, that (i) the aggregate principal amount of revolving loans and reimbursement obligations under all letters of credit issued thereunder shall in no event exceed the lesser of (x) $175,000,000 minus the aggregate permanent reduction or terminations of revolving commitments occurring after the Closing Date and (y) the Borrowing Base (as such term is defined under the Revolving Credit Agreement) and (ii) such Indebtedness shall at all times be subject to the Intercreditor Agreement.

(i) Reserved.

“Permitted Investments”:  Any or all of the following:

(a) marketable direct full faith and credit obligations of, or marketable obligations guaranteed by, the United States of America; provided that such securities, as a group, may not, on the date of determination, have a remaining weighted average maturity of more than five years;

(b) marketable direct full faith and credit obligations of States of the United States or of political subdivisions or agencies; provided that such securities, as a group, may not, on the date of determination, have a remaining weighted average maturity of more than five years; and provided further that such obligations carry a rating of “A” or better by a Rating Service;

(c) certificates of deposit and bankers acceptances maturing within one year after the acquisition thereof issued by:  (i) Bank of America or Wells Fargo; or (ii) any commercial bank organized under the laws of the United States of America or of any political subdivision thereof the long term obligations of which are rated “A” or better by a Rating Service;

(d) Eurodollar certificates of deposit maturing within one year after the acquisition thereof issued by any commercial bank having combined capital, surplus and undivided profits of at least $1 billion;

(e) tax-exempt bonds or notes which have a remaining maturity at the time of purchase of no more than five years issued by any State of the United States or the District of Columbia, or any political subdivision thereof; provided that such obligations carry a rating of “A” or better by a Rating Service;

(f) reserved;

(g) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(h) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into;

(i) Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and which invest substantially in one or more of the types of securities described in clauses (a), (b), (c) or (g) above; and

(j) Investments in money market mutual funds consistent with SEC rule 2a-7 that are rated AAA by Moody’s or S&P and have minimum assets of at least $5 billion;

provided, however, that notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such investments specified in clauses (a) through (e) and (g) through (i) shall be permitted unless (A) either no loans or advances under the Revolving Credit Agreement are then outstanding, and (B) such investments are pledged to the Collateral Agent as additional collateral for the Liabilities pursuant to such agreements as may be reasonably required by the Collateral Agent.

“Permitted Minority Investment”:  The Investment by a Loan Party in a joint venture or an Acquisition by a Loan Party of less than 100% of the equity interests of a Person, in each case whose assets are ancillary, incidental or necessary to the retail sale of apparel and related activities.

“Permitted Repurchase”:  The repurchase, repayment, redemption, or acquisition by the Borrowers of Casual Male’s capital stock, provided that the Borrowers are in compliance with the Payment Conditions.

“Person”:  Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

“Post Foreclosure Asset”:  All or any part of the Collateral, ownership of which is acquired by the Collateral Agent or a Nominee on account of the “bidding in” at a disposition as part of a Liquidation or by reason of a “deed in lieu” type of transaction.

“Prepayment Event”:  (a) any Disposition in respect of any Term Loan Priority Collateral or (b) any casualty or other insured damage to, or any taking under the power of eminent domain or by condemnation or similar proceeding of (and payments in lieu thereof) any Term Loan Priority Collateral.

“Proceeds”:  Includes, without limitation, “Proceeds” as defined in the UCC and each type of property described in Section 8.1 hereof.

“Pro-Rata”:  A proportional distribution based upon a Term Lender’s percentage claim to the overall aggregate amount being distributed

“Protective Advances”.  Defined in Section 2.2. hereof.

“RBT”:  Collectively, Casual Male RBT, LLC and Casual Male RBT (U.K.), LLC.

“Receipts”:  All cash, cash equivalents, money, checks, credit card slips, receipts and other Proceeds from any sale of the ABL Priority Collateral.

“Register”:  Defined in Section 16.2(c).

“Requirements of Law”:  As to any Person:  (a) Applicable Law; (b) that Person’s organizational documents; and (c) that Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

“Reserves”:  Availability Reserves and Inventory Reserves and reserves due to the failure to deliver the agreements specified in Section 4.27(g) hereof or Section 4.27(h) hereof.

“Revolver Amendment”:  Defined in “Revolving Credit Agreement.”

“Revolving Agent”:  Bank of America, N.A., in its capacity as administrative agent and collateral agent under the Revolving Credit Agreement, or any successor administrative agent and collateral agent under the Revolving Credit Agreement.

“Revolving Credit Agreement”:  The Sixth Amended and Restated Loan and Security Agreement dated as of November 20, 2012, as amended by that certain First Amendment to Sixth Amended and Restated Loan and Security Agreement, First Amendment to Amended and Restated Guaranty Agreement, First Amendment to Amended and Restated Security Agreement, and Termination Agreement, dated as of June 26, 2013, as amended by that certain Second Amendment to Sixth Amended and Restated Loan and Security Agreement, dated as of October 24, 2014 (the “Revolver Amendment”), in effect on the Closing Date and as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time hereafter in accordance with the terms of this Agreement and the Intercreditor Agreement.

“Revolving Loan Cap”:  Has the meaning provided to the term “Loan Cap” under the Revolving Credit Agreement as in effect on the Closing Date.

“Sanctioned Country”:  At any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person”:  At any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions”:  Economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“SEC”:  The Securities and Exchange Commission.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Solvent” and “Solvency”:  With respect to any Person on a particular date, on such date:  (a) the fair salable value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person; and (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; and (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital.

“Store”:  Each location at which a Loan Party regularly offers Inventory for sale to the public.

“Subsidiary”:  With respect to any Person, any corporation, partnership or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

“Supporting Obligation”:  Has the meaning given that term in UCC and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Term Commitments”:  The aggregate of each Term Lender’s Term Dollar Commitment, as such amount may be increased or reduced from time to time in accordance with the terms of this Agreement. The aggregate Term Dollar Commitments as of the Closing Date is $15,000,000.

“Term Dollar Commitment”:  As to each Term Lender, the amount set forth on EXHIBIT 2.21, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

“Term Facility”:  Defined in Section 2.1.

“Term Lenders”:  Each Term Lender to which reference is made in the Preamble and any other Person who becomes a “Term Lender” in accordance with the provisions of this Agreement.

“Term Loan Prepayment Fee” With respect to any payment or prepayment of the Term Loans (including upon acceleration of the maturity of the Term Loans), an amount equal to (a) on or prior to the first anniversary of the Closing Date, four percent (4%) of the principal amount of the Term Loans required to be repaid or prepaid, (b) after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, two percent (2%), (c) after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, one percent (1%), and (d) after the third anniversary of the Closing Date, $0.  So long as no Event of Default has occurred under Section 10.14 or Section 10.15, notwithstanding anything to the contrary in this Agreement, the Term Loan Prepayment Fee shall be 50% of the amount otherwise required pursuant to the terms hereof if such prepayment is made simultaneously with a sale of all or substantially all of the assets of the Borrower and their Subsidiaries or all of the equity interest of the Borrowers and their Subsidiaries and such prepayment results in payment in full of all the Liabilities.

“Term Loan Priority Account”:  Defined in Section 7.3.

“Term Loan Priority Collateral”:  Has the meaning provided to such term in the Intercreditor Agreement.

“Term Loan Push Down Reserve”:  The aggregate amount, if any, by which the outstanding principal balance of the Term Loans exceeds the Borrowing Base.

“Term Loans”:  Loans made by the Term Lenders under the Term Facility.

“Term Note”:  Defined in Section 2.10.

“Term Percentage Commitment”:  As to each Term Lender, the amount set forth on EXHIBIT 2.21, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

“Termination Date”:  The earliest of (a) the Maturity Date; or (b) the Administrative Agent’s notice to the Borrowers’ Representative setting the Termination Date on account of the occurrence of any Event of Default; or (c) a date, irrevocable written notice of which is provided by the Borrowers’ Representative to the Administrative Agent, which is at least ninety (90) days after the date of such written notice.

“Transfer”:  Wire transfer pursuant to the wire transfer system maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Administrative Agent making such Transfer and the subject Term Lender. Wire instructions may be changed in the same manner that Notice Addresses may be changed (Section 17.1), except that no change of the wire instructions for Transfers to any Term Lender shall be effective without the consent of the Administrative Agent.

“UCC”:  The Uniform Commercial Code as in effect from time to time in The Commonwealth of Massachusetts..

“Unanimous Consent”:  Written Consent of Term Lenders holding 100% of the then outstanding Term Loans.

“Wells Fargo”:  Wells Fargo Bank, National Association.

In the event the Revolving Credit Agreement is no longer outstanding, for purposes of the definitions referring to the Revolving Credit Agreement, it will be deemed outstanding with no obligations thereunder.

ARTICLE 2 - Commitments and Credit Extensions:

2.1. Establishment Of Term Facility.

(a) Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a loan to the Borrowers on the Closing Date in the principal amount not to exceed the Term Dollar Commitment of such Term Lender (the “Term Facility”) in one advance on the Closing Date.  Amounts borrowed under the Term Facility and repaid or prepaid may not be reborrowed.

(b) The Borrowing Base shall be determined by the Administrative Agent by reference to Borrowing Base Certificates furnished as provided in Section 5.4, below, and shall be subject to the following:

(i) Such determination shall take into account such Reserves as the Administrative Agent may take as provided herein.

(ii) The Cost of Eligible Inventory will be calculated in a manner consistent with current tracking practices, based on stock ledger inventory at Cost.

(c) The commitment of each Term Lender to provide such loans shall terminate on the Closing Date.

(d) The proceeds of borrowings under the Term Facility shall be used solely for the Borrowers’ working capital needs and general corporate purposes.

2.2. Protective Advances. Administrative Agent shall be authorized, in its discretion, at any time,  to make advances (each, a “Protective Advance”) (a) up to an aggregate of the amount permitted under the Intercreditor Agreement, at any time, if Administrative Agent deems such Protective Advances necessary or desirable to, directly or indirectly, (i) maintain, protect or preserve the value of the Collateral and/or the Administrative Agent’s rights therein as determined in the discretion of the Administrative Agent, including to preserve the Loan Parties’ business assets and infrastructure (such as the payment of insurance premiums, taxes, necessary suppliers, rent and payroll), (ii) commence the Exercise of Any Secured Creditor Remedies (as defined in the Intercreditor Agreement), (iii) fund an orderly liquidation or wind-down of the Loan Parties’ assets or business or an Insolvency Proceeding (as defined in the Intercreditor Agreement) (whether or not occurring prior to or after the commencement of an Insolvency Proceeding), or (iv) enhance the likelihood of, or maximize the amount of, repayment of the Liabilities or (b) to pay any other amounts chargeable to the Loan Parties under any Loan Documents, including interest, costs, fees and expenses.  Each Lender shall participate in each Protective Advance on a Pro Rata basis.  Majority Term Lenders may at any time revoke Administrative Agent’s authority to make further Protective Advances under clause (a) by written notice to Administrative Agent.  Absent such revocation, Administrative Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive.  All Protective Advances shall bear interest at the Default rate specified in

Section 2.12(c), and shall be due and payable on written demand of the Administrative Agent.  All Protective Advances shall constitute Liabilities as if such Protective Advances were direct advances of Term Loans.

2.3. Initial reserves; Changes to Reserves.

(a) At the execution of this Agreement, the only Reserves are as reflected on the Borrowing Base Certificate, a specimen of which is annexed hereto as EXHIBIT 5.4.

(b) The Administrative Agent shall provide not less than seven (7) days prior notice to the Borrowers’ Representative of the establishment of any Reserve (other than those established at the execution of this Agreement), except that the following may be undertaken without such prior notice:

(i) a change to the amount of a then existing Reserve (as distinguished from a change by which such Reserve is measured or determined), which change reflects the Administrative Agent’s reasonable determination of changed circumstances (e.g. the amount of the Reserve for Customer Credit Liabilities will change based on the aggregate of Customer Credit Liabilities at any one time);

(ii) the creation of, or a change to an existing, Reserve on account of circumstances which the Administrative Agent determines as having a material adverse change on the maintenance of loan to collateral values; and

(iii) the creation of, or a change to an existing, Reserve after the occurrence and during the continuance of a Default or an Event of Default.

2.4. Risks of Value of Collateral. The Administrative Agent’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Term Facility and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Administrative Agent or any Term Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrowers. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Administrative Agent in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Term Facility.

2.5. Reserved.

2.6. Reserved.

2.7. Reserved.

2.8. Reserved.

2.9. Amortization.  The Borrowers shall pay to the Administrative Agent, for the ratable account of the Term Lenders (a) on the first Business Day of each January, April, July and October, commencing on the first Business Day of January 2015, an aggregate principal amount equal to $250,000, subject to adjustment as provided in Section 2.11(c) and (b) on the Termination Date, all of the aggregate principal amount of the Term Loans outstanding on such date.

2.10. The Term Notes. The Borrowers’ obligation to repay Term Loans with interest as provided herein, shall be evidenced by notes (each, a “Term Note”) in the form of EXHIBIT 2.10, annexed hereto, executed by each Borrower, one payable to each Term Lender. Neither the original nor a copy of any Term Note shall be required, however, to establish or prove any Liability. Upon the Borrowers’ Representative’s being provided with an affidavit from any Term Lender to the effect that any Term Note has been lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to such Term Lender.

2.11. Optional Prepayments; Mandatory Prepayments.

(a) Subject to Section 2.13, the Borrowers may repay the outstanding Term Loans in amounts no less than $250,000 upon three (3) Business Days’ prior written notice to the Administrative Agent.  Subject to Section 2.11(c), each repayment made pursuant to this Section 2.11(a) shall be applied in inverse order of maturity.  All payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Term Lenders to which such payment is owed, at the Administrative Agent’s office in Dollars and in immediately available funds.  Any notice of prepayment shall be irrevocable.

(b) Subject to Section 2.13, the Borrowers shall prepay the Term Loans in an amount equal to the Net Proceeds received by the Borrowers on account of a Prepayment Event relating to the Term Loan Priority Collateral provided, that  in the event Borrowers deliver a written notice promptly following the receipt of such funds that Borrowers wish to reinvest the Net Proceeds of any Disposition of casualty loss in an aggregate amount of $250,000 for any single event and $1,000,000 in the aggregate for any fiscal year, all of such Net Proceeds are deposited in the Term Loan Priority Account promptly upon receipt thereof, and Borrowers reinvest such funds within 180 days of receipt thereof then,  so long as no Default or Event of Default has occurred and is continuing,  the Borrowers will not be required to make such a mandatory prepayment under this Section with respect to such Net Proceeds.  In the event such Net Proceeds have not been so reinvested during such 180 day period, the Borrowers will make the mandatory prepayment required under this Section.  Subject to Section 2.11(c), each repayment made pursuant to this Section 2.11(b) shall be applied in inverse order of maturity . In the event, following a casualty loss, the Borrowers spend funds for repair or restoration, which costs are covered by insurance, prior to the receipt of any insurance proceeds therefor, then, so long as no Default or Event of Default has occurred and is continuing, when such insurance proceeds are received, the Borrowers may reimburse themselves with the insurance proceeds for those repair and restoration costs included in the award.   For avoidance of doubt, the Borrowers may retain the proceeds from business interruption insurance.

(c) So long as no Default or Event of Default has occurred and is continuing when any optional or mandatory prepayment is made, the Borrowers’ Representative may request up to an aggregate of two (2) times prior to the Termination Date that the amortization be recalculated, after giving effect to such prepayment, based upon the same percentage per annum (6.67%) with an assumed fifteen (15) year term commencing on the Closing Date.

2.12. Interest on Term Loans.

(a) Each Term Loan shall bear interest at the Libor Rate plus the Libor Margin.

(b) The Borrowers shall pay accrued and unpaid interest on each Term Loan in arrears as follows:

(i) On each Interest Payment Date.

(ii) On the Termination Date and on the End Date.

(iii) Following the occurrence of any Event of Default, with such frequency as may be determined by the Administrative Agent.

(c) Following the occurrence of any Event of Default (and whether or not the Administrative Agent exercises the Administrative Agent’s rights on account thereof), all Term Loans shall bear interest, at the option of the Administrative Agent or at the instruction of the Majority Term Lenders, at a rate which is the aggregate of the rate applicable to Term Loans plus two percent (2%) per annum.

2.13. Early Termination Fee.   In the event that, at any time on or prior to third anniversary of the Closing Date, (i) the Termination Date occurs, or (ii) in the event that the Borrowers prepay, or are required to prepay, the Term Loans in whole or in part, then, on the Termination Date or the effective date of such prepayment, as applicable, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Term Lenders, an amount equal to the Term Loan Prepayment Fee due at the time of such prepayment.  All parties to this Agreement agree and acknowledge that the Term Lenders will have suffered damages on account of the early termination of this Agreement or prepayment of any portion of the Term Loans and that, in view of the difficulty in ascertaining the amount of such damages, the Term Loan Prepayment Fee constitutes reasonable compensation and liquidated damages to compensate the Term Lenders on account thereof.

2.14. Other Fees.   The Borrowers shall pay to the Administrative Agent the fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.15. Reserved.

2.16. Reserved.

2.17. Agents’ and Term Lenders’ Discretion.

(a) Each reference in the Loan Documents to the exercise of discretion, reasonable discretion, or the like by any Agent or any Term Lender shall be to such Person’s reasonable exercise of its judgment, in good faith (which shall be rebuttably presumed), based upon such Person’s consideration of any such factors as that Agent or that Term Lender, taking into account information of which that Person then has actual knowledge, reasonably believes:

(i) Will or reasonably could be expected to affect, in more than a de minimis manner, the value of the Collateral, the enforceability of the Collateral Agent’s Collateral Interests therein, or the amount which the Collateral Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Collateral Agent’s realizing upon the Collateral and likely Costs of Collection).

(ii) Indicates that any report or financial information delivered to any Agent or any Term Lender by or on behalf of any Loan Party is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement.

(iii) That a Default has occurred and is continuing.

(b) In the exercise of such judgment, each Agent or each Term Lender reasonably also may take into account any of the following factors:

(i) Those included in, or tested by, the definitions of “Eligible Accounts” and “Eligible Inventory”.

(ii) The current financial and business climate of the industry in which each Loan Party competes (having regard for that Loan Party’s position in that industry).

(iii) General macroeconomic conditions which have a material effect on the Loan Parties’ cost structure.

(iv) Material changes in or to the mix of the Borrowers’ Inventory.

(v) Seasonality with respect to the Borrowers’ Inventory and patterns of retail sales.

(vi) Such other factors as each Agent and each Term Lender reasonably determine as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.

(c) The burden of establishing the failure of any Agent or any Term Lender to have acted in a reasonable manner in such Person’s exercise of such discretion shall be the Loan Parties’ and may be made only by clear and convincing evidence.

2.18. Reserved.

2.19. Changed Circumstances.

(a) The Administrative Agent may advise the Borrowers’ Representative (in reasonable detail as to the facts and circumstances thereof) that the Administrative Agent has made the good faith determination (which determination, in the absence of manifest error, shall be final and conclusive) of any of the following:

(i) Adequate and fair means do not exist for ascertaining the Libor Rate.

(ii) The indices on which the Libor Rate is based shall no longer represent the effective cost to the Administrative Agent or any Term Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

(b) In the event that the Administrative Agent advises the Borrowers’ Representative of an occurrence described in Section 2.19(a), then, until the Administrative Agent notifies the Borrowers’ Representative that the circumstances giving rise to such notice no longer apply, interest on the Term Loans shall accrue and be payable at the Alternative Rate.

2.20. Designation of Borrowers’ Representative As Borrowers’ Agent.

(a) Each Borrower and each Loan Party hereby irrevocably designates and appoints the Borrowers’ Representative as their agent under the Term Facility to represent them in all respects under this Agreement and the other Loan Documents.

(b) Each Borrower recognizes that credit available to it under the Term Facility is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Liabilities of each of the other Borrowers as if the Borrower which is so assuming and agreeing was each of the other Borrowers.

2.21. Term Lenders’ Commitments.

(a) Subject to Section 16.1 (which provides for assignments and assumptions of commitments), each Term Lender’s “Term Percentage Commitment” and “Term Dollar Commitment” (respectively so referred to herein) is set forth on EXHIBIT 2.21, annexed hereto.

(b) The obligations of each Term Lender are several and not joint. No Term Lender shall have any obligation to make any loan or advance under the Term Facility in excess of either of the following:

(i) That Term Lender’s Term Percentage Commitment of the subject loan.

(ii) That Term Lender’s Term Dollar Commitment.

(c) No Term Lender shall have any liability to the Borrowers on account of the failure of any other Term Lender to provide any loan or advance under the Term Facility nor any obligation to make up any shortfall which may be created by such failure.

(d) Subject to Section 16.1, the Term Dollar Commitments, Term Percentage Commitments, and identities of the Term Lenders may be changed, from time to time by the reallocation or assignment of Term Dollar Commitments and Term Percentage Commitments among the Term Lenders or with other Persons who determine to become a Term Lender.

(e) Upon written notice given the Borrowers’ Representative from time to time by the Administrative Agent of any assignment or allocation referenced in Section 2.21(d):

(i) Each Borrower shall execute one or more replacement Term Notes to reflect such changed Term Dollar Commitments, Term Commitment Percentages, and identities and shall deliver such replacement Term Notes to the Administrative Agent (which promptly thereafter shall deliver to the Borrowers’ Representative the Term Notes so replaced); provided, however, in the event that a Term Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to any Borrower, the Administrative Agent, in lieu of causing the Borrowers to execute one or more new Term Notes, may issue the Administrative Agent’s Certificate confirming the resulting Term Dollar Commitments and Term Percentage Commitments.

(ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Term Lender shall have all rights, privileges, and obligations of a Term Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Term Lender is a signatory and any Person removed as a Term Lender shall be relieved of any obligations or responsibilities of a Term Lender hereunder thereafter.

ARTICLE 3 - Conditions Precedent:

The effectiveness of this Agreement, the establishment of the Term Facility, and the obligation of each Term Lender to make its portion Term Loans shall be subject to the satisfaction of each of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic image scan transmission (e.g., “pdf” or “tif ” via e-mail) (followed promptly by originals) unless otherwise specified, each properly executed by an authorized officer of the signing Loan Party or the Term Lenders, as applicable, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Agent:

(i) executed counterparts of this Agreement sufficient in number for distribution to the Agents, each Term Lender and the Borrowers’ Representative;

(ii) a Term Note executed by the Borrowers in favor of each Term Lender requesting a Term Note;

(iii) the Revolver Amendment executed by the parties thereto, upon terms and conditions acceptable to the Administrative Agent;

(iv) the Intercreditor Agreement executed by the parties thereto and acknowledged by the Borrowers, upon terms and conditions acceptable to the Administrative Agent;

(v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of authorized officers of each Loan Party as the Administrative Agent may require evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to become a party and (B) the identity, authority and capacity of each authorized officer thereof authorized to act as an authorized officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to become a party;

(vi) copies of each Loan Party’s organization documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect;

(vii) a favorable opinion of Greenberg Traurig, LLP, counsel to the Loan Parties, addressed to the Agents and each Term Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(viii) Certificates executed by (a) either the President or the Chief Executive Officer and (b) the Chief Financial Officer of the Borrowers’ Representative and stating that:

(A) The representations and warranties made by the Loan Parties to the Agents and the Term Lenders in this Agreement and the other Loan Documents are true and complete in all material respects as of the Closing Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and complete in all material respects as of such earlier date, and (ii) in the case of any such representations and warranties that are qualified by materiality, such representations and warranties shall be true and complete in all respects.

(B) No event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be, an Event of Default.

(C) As of the Closing Date, and immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the Term Loans to be made under this Agreement on the Closing Date), the Borrowers’ Representative and its Subsidiaries taken as a whole, and each Borrower, is Solvent.

(ix) evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Collateral Agent required under the Loan Documents have been obtained and are in effect;

(x) subject to the Intercreditor Agreement, certificates evidencing any stock being pledged thereunder, together with undated stock powers executed in blank, each duly executed by the applicable Loan Parties;

(xi) all other Loan Documents, each duly executed by the applicable Loan Parties;

(xii) (A) appraisals (based on net liquidation value) by a third party appraiser acceptable to the Administrative Agent of all Inventory of the Loan Parties, the results of which are satisfactory to the Administrative Agent and (B) a written report regarding the results of a commercial finance examination of the Loan Parties, which shall be satisfactory to the Administrative Agent;

(xiii) results of searches or other evidence reasonably satisfactory to the Administrative Agent (in each case dated as of a date reasonably satisfactory to the Administrative Agent) indicating the absence of Encumbrances on the assets of the Loan Parties, except for Permitted Encumbrances and Encumbrances for which termination statements and releases, satisfactions and discharges of any mortgages, and releases  or subordination agreements satisfactory to the Administrative Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Administrative Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made;

(xiv) (A) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Agents to be filed, registered or recorded to create or perfect the Collateral Interests intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent, (B) the DDA Notifications, Credit Card Notifications, and Blocked Account Agreements required pursuant to the terms hereof, (C) control agreements with respect to the Loan Parties’ securities and investment accounts, and (D) Collateral Access Agreements as required by the Agent;

(xv) projections and a Business Plan on a monthly basis for each of the first two Fiscal years of the Borrowers following the Closing Date and thereafter, annually, through the Maturity Date, each in form and substance acceptable to the Administrative Agent; and

(xvi) such other assurances, certificates, documents, consents or opinions as the Agent reasonably may require.

(b) After giving effect to the funding of the Term Loans, Excess Availability shall be not less than $52,500,000.

(c) The Agent shall have received a Borrowing Base Certificate dated the Closing Date, relating to the month ended on September, 2014, and executed by an authorized officer of the Borrowers’ Representative.

(d) The Agent shall be reasonably satisfied that any financial statements delivered to it fairly present the business and financial condition of the Loan Parties and that there has been no Material Adverse Effect since August 2, 2014.

(e) There shall not be pending any action, suit, investigation or other proceeding or, to the knowledge of the Loan Parties, threatened in writing against any Loan Party or any of its Subsidiaries in any court or before any arbitrator or governmental authority.

(f) There shall not have occurred any default of any material contract of any Loan Party.

(g) No Default or Event of Default shall have occurred and be continuing under the Revolving Credit Agreement.

(h) No Default or Event of Default shall have occurred and be continuing or would result from the funding of the Term Loans.

(i) The consummation of the transactions contemplated hereby shall not violate any Applicable Law or any organization document.

(j) All fees and expenses required to be paid to the Administrative Agent on or before the Closing Date shall have been paid in full, and all fees and expenses required to be paid to the Term Lenders on or before the Closing Date shall have been paid in full.

(k) The Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Closing Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

(l) The Administrative Agent and the Term Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act in each case, the results of which are satisfactory to the Agent not less than five (5) Business Days prior to the Closing Date.

(m) No new or additional information, shall have been received or discovered by any Agent or any Term Lender regarding any Loan Party or its Subsidiaries or the transactions completed under this Agreement or the other Loan Documents that (i) either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (ii) purports to adversely affect the Term Loan Facility or any other aspect of the transactions contemplated under this Agreement or any other Loan Document, and nothing shall have come to the attention of any Agent or any Term Lender to lead it to believe that the transactions contemplated under this Agreement or any other Loan Document would have a Material Adverse Effect.

Without limiting the generality of the provisions of Section 14.7, for purposes of determining compliance with the conditions specified in this Article 3, each Term Lender that has signed this Agreement shall be deemed to have Consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be Consented to or approved by or acceptable or satisfactory to a Term Lender unless the Agent shall have received notice from such Term Lender prior to the proposed Closing Date specifying its objection thereto.

ARTICLE 4 - General Representations, Covenants and Warranties:

To induce each Term Lender to establish the Term Facility contemplated herein and to induce the Term Lenders to provide loans and advances hereunder (each of which loans shall be deemed to have been made in reliance thereupon), respectively, as contemplated hereby, the Loan Parties, in addition to all other representations, warranties, and covenants made by any Loan Party in any other Loan Document, make those representations, warranties, and covenants included in this Agreement.

4.1. Payment And Performance of Liabilities. The Borrowers shall pay each payment Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

4.2. Due Organization; Authorization; No Conflicts.

(a) Each Loan Party presently is and hereafter shall remain in good standing under the laws of the State in which it is organized, as set forth on EXHIBIT 4.2 annexed hereto, and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of such Loan Party’s assets or operation of such Loan Party’s business, such qualification is necessary, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect on the business or assets of that Loan Party.

(b) Each Loan Party’s respective federal employer identification number is stated on EXHIBIT 4.2, annexed hereto.

(c) No Loan Party shall change (i) its State of organization, or (ii) that Loan Party’s federal taxpayer identification number, in each case on less than sixty (60) days’ prior written notice (in reasonable detail) to the Administrative Agent.

(d) Each Affiliate of the Loan Parties is listed on EXHIBIT 4.2. The Borrowers’ Representative shall provide the Administrative Agent with prior written notice of any entity’s becoming or ceasing to be an Affiliate.

(e) Each Loan Party has all requisite power and authority to execute and deliver all Loan Documents to which that Loan Party is a party and has and will hereafter retain all requisite power to perform all Liabilities.

(f) The execution and delivery by each Loan Party of each Loan Document to which it is a party; each Loan Party’s consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by that Loan Party to secure the Liabilities); each Loan Party’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

(i) Have been duly authorized by all necessary action.

(ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of that Loan Party, where such contravention would have a Material Adverse Effect on that Loan Party.

(iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of that Loan Party pursuant to any Requirement of Law or obligation, except pursuant to or as permitted by the Loan Documents.

(g) The Loan Documents have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as such enforceability may be subject to limitations on the rights and remedies of secured creditors generally imposed under bankruptcy or insolvency law and that the availability of equitable relief is subject to the discretion of the court from which such relief is sought.

4.3. Trade Names.

(a) EXHIBIT 4.3, annexed hereto, is a listing of:

(i) All names under which any Loan Party conducted its business during the five (5) years preceding the date of this Agreement.

(ii) All Persons with whom any Loan Party consolidated or merged, or from whom any Loan Party acquired in a single transaction or in a series of related transactions substantially all of such Person’s assets, in each case during the five (5) years preceding the date of this Agreement.

(b) The Borrowers’ Representative will provide the Administrative Agent with not less than twenty-one (21) days’ prior written notice (with reasonable particularity) of any change to any Loan Party’s name from that under which that Loan Party is conducting its business at the execution of this Agreement and will not effect such change unless each Loan Party is then in compliance with all provisions of this Agreement.

4.4. Infrastructure.

(a) Each Loan Party has and will maintain a sufficient infrastructure to conduct its business as presently conducted and as contemplated to be conducted following its execution of this Agreement.

(b) To the Borrowers’ knowledge, except as set forth in EXHIBIT 4.4(b), each Loan Party owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for that Loan Party’s conduct of that Loan Party’s business except where the failure to own, possess, or have such right or use will not have more than a de minimis adverse effect on any Loan Party.

(c) To the Borrowers’ knowledge, the conduct by each Loan Party of that Loan Party’s business does not presently infringe (nor will any Loan Party conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person except where such infringement will not have no more than a de minimis adverse effect on that Loan Party.

4.5. Locations.

(a) The Collateral, and the books, records, and papers of the Loan Parties pertaining thereto, are kept and maintained solely at the following locations:

(i) The Borrowers’ Representative’s chief executive offices which are at 555 Turnpike Street, Canton, Massachusetts 02021.

(ii) Those locations which are listed on EXHIBIT 4.5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Loan Party owns the subject location) and of all service bureaus with which any such records are maintained and the names and addresses of each Loan Party’s landlord(s).

(b) No Loan Party shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4.5 except for the following purposes:

(i) To accomplish sales of Inventory in the ordinary course of business or sales permitted by Section 4.14(d).

(ii) To move Inventory from one such location to another such location.

(iii) To utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

(c) Except where caused by a force majeure or as otherwise agreed by the Administrative Agent, and except with respect to the locations referred to in Section 4.14(d) as to which five (5) days’ notice shall be deemed sufficient, no Loan Party shall cease the conduct of business at any of its present or future Stores for more than fifteen (15) consecutive days without first furnishing the Administrative Agent with not less than thirty (30) days’ (or such lesser period as the Administrative Agent may agree) prior written notice thereof.

4.6. Stores.

(a) No Loan Party is or may commit to or become legally obligated to open additional Stores where such commitment, obligation, or opening is prohibited by, or would result in a breach of, this Agreement.

(b) Except for in-transit Inventory, no tangible personal property of any Loan Party (beyond a de minimis amount of such property) is in the care or custody of any third party or stored or entrusted with a bailee or other third party other than as otherwise consented to in writing by the Administrative Agent.

4.7. Title to Assets.

(a) The Loan Parties are, and shall hereafter remain, the owners of the Collateral free and clear of all Encumbrances with the exceptions of the following:

(i) Encumbrances in favor of the Collateral Agent.

(ii) Permitted Encumbrances.

(b) Except as disclosed on EXHIBIT 4.7(b), annexed hereto, the Loan Parties do not have possession of any property on consignment to the Loan Parties and will not have possession of property on consignment hereafter.

(c) No Loan Party shall acquire or obtain the right to use any Equipment in which any third party has an interest, except for:

(i) Equipment which is merely incidental to the conduct of that Loan Party’s business; or

(ii) Equipment securing the BALC Indebtedness or the acquisition or right to use of which has been consented to in writing  by the Administrative Agent in its sole discretion; or

(iii) Equipment subject to Leases, Capital Leases or licenses otherwise permitted hereunder.

(d) No Affiliate (other than a Loan Party) which is owned, directly or indirectly, by a Loan Party has, and none will acquire, any assets other than assets of nominal value, unless (i) such acquisition of assets is not prohibited by another provision of this Agreement and (ii) the ownership interests of such Affiliate shall have been pledged to the Collateral Agent for the benefit of the Term Lenders as their interests may appear and the Collateral Agent has a first priority, perfected security interest in such ownership interests.

4.8. Indebtedness.

(a) The Loan Parties do not, and shall not hereafter, have any Indebtedness with the exception of Permitted Indebtedness and shall not make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness; provided, however, that the Loan Parties shall be permitted to make the following payments on Permitted Indebtedness:

(i) regularly scheduled payments (but not prepayments) of principal and interest on account of Permitted Indebtedness (other than Permitted Indebtedness issued under the Revolving Credit Agreement) when due;

(ii) voluntary prepayments, repurchases, redemptions or defeasances of principal and interest on account of Permitted Indebtedness as long as the Loan Parties are in compliance with the Payment Conditions; and

(iii) payments of Permitted Indebtedness issued under the Revolving Credit Agreement.

4.9. Insurance.

(a) EXHIBIT 4.9, annexed hereto, is a schedule of all insurance policies owned by the Loan Parties or under which any Loan Party is the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor any Loan Party is in default or violation of any such policy.

(b) The Loan Parties shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be satisfactory to the Administrative Agent.

(c) All insurance carried by the Loan Parties shall provide for a minimum of thirty (30) days’ prior written notice of cancellation to the Administrative Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agents, which endorsement shall provide that the insurance, to the extent of the Agent’s respective interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Loan Party or by the failure of any Loan Party to comply with any warranty or condition of the policy, and shall not include an endorsement in favor of any other Person.

(d) The coverage reflected on EXHIBIT 4.9 presently satisfies the foregoing requirements, it being recognized by each Loan Party, however, that such requirements may hereafter be modified as required by the Administrative Agent in its reasonable discretion to reflect changing circumstances.

(e) The Borrowers’ Representative shall furnish the Administrative Agent from time to time with certificates or other evidence satisfactory to the Administrative Agent regarding compliance by the Loan Parties with the foregoing requirements.

(f) In the event of the failure by the Loan Parties to maintain insurance as required herein, the Administrative Agent, at its option, may obtain such insurance; provided, however, the Administrative Agent’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Loan Parties’ failure to have maintained such insurance.

4.10. Licenses. Each license, distributorship, franchise, and similar agreement issued to, or to which any Loan Party is a party, is in full force and effect, except where the failure thereof to be in full force and effect could not reasonably be expected to have a Material Adverse Effect on the Loan Parties. Neither the Borrowers nor, to the best knowledge of the Borrowers, any other party to any such license or agreement is in default or violation thereof. No Loan Party has received any notice or threat of cancellation of any such license or agreement.

4.11. Leases. EXHIBIT 4.11, annexed hereto, is a schedule of all presently effective Capital Leases. EXHIBIT 4.5 includes a list of all other presently effective Leases. Each of such Leases and Capital Leases is in full force and effect. Neither the Borrower nor, to the best knowledge of the Borrowers, any other party to any such Lease or Capital Lease is in default or violation of any such Lease or Capital Lease and no Loan Party has received notice or a threat of cancellation of any such Lease or Capital Lease. Each Loan Party hereby authorizes the Administrative Agent at any time and from time to time, with the consent of the Borrowers’ Representative and at any time following the occurrence of an Event of Default, to contact any of the Loan Parties’ respective landlords in order to confirm the Loan Parties’ continued compliance with the terms and conditions of the Lease(s) between the subject Loan Party and that landlord and to discuss such issues, concerning the subject Loan Party’s occupancy under such Lease(s), as the Administrative Agent may determine.

4.12. Requirements of Law. Each Loan Party is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance will not have more than a de minimis adverse effect on the Loan Party’s business. No Loan Party has received any notice of any violation of any Requirement of Law (other than of a violation which has no more than a de minimis adverse effect on the Loan Party’s business or assets), which violation has not been cured or otherwise remedied.

4.13. Labor Relations.

(a) Except as disclosed on EXHIBIT 4.13(a), annexed hereto, no Loan Party is presently a party to any collective bargaining or other labor contract.

(b) There is not presently pending and, to any Loan Party’s knowledge, there is not threatened any of the following:

(i) Any strike, slowdown, picketing, work stoppage, or material employee grievance process.

(ii) Any proceeding against or affecting any Loan Party relating to the alleged violation of any Applicable Law pertaining to labor relations or before National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting any Loan Party, which, if determined adversely to that Loan Party could have more than a de minimis adverse effect on that Loan Party.

(iii) Any lockout of any employees by any Loan Party (and no such action is contemplated by any Loan Party).

(iv) Any application for the certification of a collective bargaining agent.

(c) To the knowledge of the Borrowers’ Representative and each Loan Party, no material event has occurred or circumstance exists which could provide the basis for any work stoppage or other labor dispute.

(d) Each Loan Party:

(i) Has complied in all material respects with all Applicable Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

(ii) Is not liable for the payment of more than a de minimis amount of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for that Loan Party’s failure to comply with any Applicable Law referenced in Section 4.13(d)(i).

4.14. Maintain Properties; Asset Sales. The Loan Parties shall:

(a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).

(b) Not suffer or cause the waste or destruction of any material part of the Collateral.

(c) Not use any of the Collateral in violation of any policy of insurance thereon.

(d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

(i) The sale of Inventory in compliance with this Agreement.

(ii) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of any Loan Party.

(iii) The turning over to the Revolving Agent of all Receipts as provided in the Revolving Loan Agreement.

(iv) The turning over to the Administrative gent of all Net Proceeds of Equipment, unless such Net Proceeds are being reinvested in accordance with Section 2.11(b) hereof, in which case such Net Proceed shall be deposited in the Term Loan Priority Account.

(v) Permitted Asset Dispositions.

4.15. Taxes.

(a) The Loan Parties, in compliance with all Applicable Law, have properly filed the Loan Party’s tax returns due to be filed up to the date of this Agreement. All federal and state taxes and other amounts in the nature of taxes for which any Loan Party is liable or obligated are presently due and payable without penalty; or have been paid or settled.

(b) The Loan Parties shall:  pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Loan Party or the Collateral by any Person whose claim could result in an Encumbrance upon any asset of any Loan Party or by any governmental authority; properly exercise any trust responsibilities imposed upon any Loan Party by reason of withholding from employees’ pay or by reason of any Loan Party’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by any Loan Party; and timely file all tax and other returns and other reports with each governmental authority to whom any Loan Party is obligated to so file except where failure to file could not reasonably be expected to have a Material Adverse Effect; provided, however, nothing included in this Section 4.15(b) shall prevent the Loan Parties from contesting, in good faith and by appropriate proceedings, any tax liability claimed against any Loan Party, but only provided that and so long as no tax lien is filed with respect thereto.

(c) At its option, with prior notice to the Borrowers’ Representative, the Administrative Agent may pay any tax, charge levied, assessed, or claimed upon any Loan Party or the Collateral by any Person, or entity or governmental authority, and make any payments on account of any Loan Party’s Employee Benefit Plan as the Administrative Agent, in the Administrative Agent’s reasonable discretion, may deem necessary or desirable, to protect the Agents’ Rights and Remedies.

4.16. No Margin Stock; Not Investment Company.

(a) No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No Loan Party or any Subsidiary or any Person controlling any Loan Party or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

4.17. Erisa.

(a) Neither any Loan Party nor any ERISA Affiliate has ever:

(i) Violated or failed to be in full compliance with any Employee Benefit Plan maintained by any Loan Party.

(ii) Failed timely to file all reports and filings required by ERISA to be filed by any Loan Party.

(iii) Engaged in any nonexempt “prohibited transactions” or “reportable events” (respectively as described in ERISA).

(iv) Engaged in, or committed, any act such that a tax or penalty could be imposed upon any Loan Party on account thereof pursuant to ERISA.

(v) Accumulated any material cumulative funding deficiency within the meaning of ERISA.

(vi) Terminated any Employee Benefit Plan such that a lien could be asserted against any assets of any Loan Party on account thereof pursuant to ERISA.

(vii) Been a member of, contributed to, or had any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

(b) Neither any Loan Party nor any ERISA Affiliate shall ever engage in any action of the type described in Section 4.17(a).

4.18. Hazardous Materials.

(a) No Loan Party has ever:  (i) been legally responsible for any release or threat of release of any Hazardous Material or (ii) received notification of the incurrence of any expense in connection with the assessment, containment, or removal of any Hazardous Material for which that Loan Party would be responsible.

(b) Each Loan Party shall:  (i) dispose of any Hazardous Material only in compliance with all Environmental Laws and (ii) have possession of any Hazardous Material only in the ordinary course of that Loan Party’s business and in compliance with all Environmental Laws.

4.19. Litigation. Except as described in EXHIBIT 4.19, annexed hereto, there is not presently pending or to the knowledge of the Borrowers, threatened in writing, by or against any Loan Party, any suit, action, proceeding, or investigation which if determined adversely to such Loan Party, would have a Material Adverse Effect upon the Loan Parties’ financial condition or the ability of the Loan Parties to conduct their business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.

4.20. Dividends, Investments, Entity Action. No Loan Party shall:

(a) Pay any cash dividend or make any other distribution in respect of any class of their respective capital stock or other ownership interests, other than payments to another Loan Party, unless the Loan Parties are in compliance with the Payment Conditions.

(b) Redeem, retire, purchase, or acquire any of Casual Male’s capital stock, other than pursuant to a Permitted Repurchase.

(c) Invest in or purchase any stock or securities or other ownership interests, or rights to purchase any such stock or securities or other ownership interests, of any corporation or other Person, except for:

(i) Permitted Investments;

(ii) Permitted Acquisitions subject to the provisions of Section 4.21;

(iii) Investments in new wholly owned Subsidiaries formed in connection with any such Permitted Acquisition, subject to the provisions of Section 4.21(c);

(iv) At any time after January 31, 2016, Permitted Minority Investments; provided that (A) the Borrowers are in compliance with the Payment Conditions and (B) at any time that any Term Loan is outstanding before and after giving effect to such Permitted Minority Investment, the aggregate amount of all Permitted Minority Investments made shall not exceed $10,000,000; and

(v) At any time after January 31, 2016, Investments by the Loan Parties in Subsidiaries that are not Loan Parties; provided that (A) such Investments may only be made following the Closing Date to the extent that such Investments, together with the principal amount of any intercompany loans permitted pursuant to Section 4.22(g), shall not exceed $10,000,000 in the aggregate from and after the Closing Date, and (B) in the event that the aggregate amount of such Investments, together with the principal amount of any intercompany loans permitted pursuant to Section 4.22(g), exceeds $5,000,000, the Payment Conditions shall have been satisfied.

(d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity; provided that nothing in this Agreement shall prevent any Loan Party from merging into any other Loan Party.

(e) Consolidate any of that Loan Party’s operations with those of any other corporation or other entity other than another Loan Party.

(f) Subordinate any debts or obligations owed to that Loan Party by any third party to any other debts owed by such third party to any other Person.

(g) Engage in any interest rate swaps, caps, or similar activities, or any hedging activities, other than in the ordinary course and conduct of that Loan Party’s business and then only with a Term Lender or any Affiliate of a Term Lender.

4.21. Permitted Acquisitions. The Loan Parties may, after January 31, 2017, make Permitted Acquisitions without the consent of the Agent or the Term Lenders; provided that:

(a) Not less than fifteen (15) days’ prior written notice (with reasonable particularity as to the facts and circumstances in respect of which such notice is being given) of such Permitted Acquisition is given to the Administrative Agent.

(b) The Loan Parties are in compliance with the Payment Conditions.

(c) With respect to, and in the event of any Permitted Acquisition which consists of, or results in the creation of, a Subsidiary, the Administrative Agent shall be provided with such Subsidiary’s Guarantor Agreement (in form and substance satisfactory to the Administrative Agent), which Guarantor Agreement shall be secured by first priority perfected security interests and liens (subject to the Intercreditor Agreement) on all of the assets of such Subsidiary which comprise Term Loan Priority Collateral and a second priority perfected security interest and lien on those assets which constitute ABL Priority Collateral, subject to the same limitations set forth in Section 8.1 hereof and subject to Permitted Encumbrances.

(d) The Agent and the Term Lenders shall have no obligation to include any Inventory acquired in such Permitted Acquisition (or Inventory of a similar type and nature acquired after the Permitted Acquisition) as Eligible Inventory unless the Agent (i) has a perfected security interest in such Inventory (subject to the Intercreditor Agreement), (ii) has completed or received an appraisal of such Inventory from appraisers satisfactory to the Agent and such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent, (iii) has established applicable advance rates and Reserves in connection therewith, and (iv) has otherwise determined in its reasonable discretion that such Inventory is eligible to be included in the Borrowing Base.

4.22. Loans. The Loan Parties shall not make any loans to, nor acquire the Indebtedness of, any Person; provided, however, the foregoing does not prohibit any of the following:

(a) Subject to such conditions respectively as apply thereto, the making of Permitted Investments.

(b) Advance payments made to a Loan Party’s suppliers in the ordinary course.

(c) Advances to a Loan Party’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of a Loan Party, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by a Loan Party.

(d) Loans to a Loan Party’s officers and employees not exceeding $400,000 in the aggregate at any one time outstanding, provided that each such loan is for a term of not more than 90 days from the date on which it is made and is paid within such 90-day period.

(e) Advances to contractors for the construction or renovation of stores, buildings or improvements for use in the business of a Loan Party.

(f) Reserved.

(g) At any time after January 31, 2016, Loans made by the Loan Parties to Subsidiaries that are not Loan Parties to finance the purchase by such Subsidiaries of Inventory and to permit such Subsidiaries to pay ordinary course operating expenses (including, without limitation, rent, utilities and taxes) so long as, in each case, such intercompany loans shall be evidenced by, and subject to, such documentation (including, without limitation, notes and pledge agreements) as the Collateral Agent may require; provided that (A) such intercompany loans may only be made following the Closing Date to the extent that the principal amount of such intercompany loans, together with Investments permitted pursuant to Section 4.20(c)(v), shall not exceed $10,000,000 in the aggregate from and after the Closing Date, and (B) in the event that the aggregate principal amount of such intercompany loans, together with Investments permitted pursuant to Section 4.20(c)(v), exceeds $5,000,000, the Payment Conditions shall have been satisfied.

4.23. Restrictions on Sale of Collateral; License Agreements. To the Loan Parties’ knowledge, the Loan Parties are not, and shall not become, party to any agreement or understanding which limits, impairs, or otherwise restricts the ability of the Collateral Agent to freely sell and dispose of any of the Collateral (including, without limitation, any repurchase agreements, rights of first refusal or other agreements which limit or condition the time, manner, place or price for the sale or disposition of the Collateral). The Loan Parties shall not effect or permit any material change or amendment to the terms of such License Agreements which would impose further restrictions to the Collateral Agent’s disposition of the Collateral or would shorten the term of such License Agreements.

4.24. Protection of Assets. The Administrative Agent, in the Administrative Agent’s reasonable discretion, from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Administrative Agent may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Administrative Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Administrative Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Administrative Agent had acted in actual bad faith or in a grossly negligent manner. The Loan Parties shall pay to the Administrative Agent, on demand all amounts paid or incurred by the Administrative Agent pursuant to this Section 4.24.

4.25. Line of Business.

(a) Except as provided in Sections 4.20, 4.23 and 4.25(c), no Loan Party shall engage in any business other than the business in which it is currently engaged or plans to be engaged, as reflected in the Business Plan, or a business reasonably related thereto (the conduct of which reasonably related business is reflected in the Business Plan); provided that the foregoing shall not prohibit the expansion or contraction of a Loan Party’s business so long as the Loan Parties are still engaged solely in the retail sale of apparel, footwear and related accessories and other activities, ancillary, incidental or necessary thereto, and such expansion or contraction is otherwise permitted under other Sections of this Agreement.

(b) The Loan Parties, with the prior written notice to the Administrative Agent in each instance, may license the use of up to 5% of the selling space of any Store (measured in terms of square feet) for the operation of certain departments of their Stores by third parties.

(c) The Loan Parties, with the prior written consent of the Administrative Agent (as to which, see Section 4.25(c)(i)), may (x) license the use of more than 5% of the selling space of any Store (measured in terms of square feet) for the operation of certain departments by third parties, (y) franchise to others the right to operate comparable Stores, it being understood that:

(i) The Administrative Agent’s determination to consent to the Loan Parties’ activities described in Section 4.25(c) may be conditioned on the Administrative Agent’s being satisfied that the secured position of the Collateral Agent, and the Agents’ Rights and Remedies, would not be adversely affected by such restructuring and that such restructuring does not place any material additional administrative burdens on the Agents.

(ii) The Administrative Agent may provide such consent pursuant to this Section 4.25(c) on its own authority and without obtaining the Consent of the Majority Term Lenders.

(iii) The Administrative Agent may condition its providing of such consent pursuant to this Section 4.25(c) on the Consent of the Majority Term Lenders.

and (z) franchise to the party for the location, each as described on EXHIBIT 4.25 attached hereto.

4.26. Affiliate Transactions. No Loan Party shall make any payment, nor give any value, to any Affiliate except for:

(a) Goods and services actually purchased by that Loan Party from, or sold by that Loan Party to, such Affiliate for a price and on terms which shall

(i) be competitive and fully deductible as an “ordinary and necessary business expense” and/or fully depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended; and

(ii) be no less favorable to that Loan Party than those which would have been charged and imposed in an arms’ length transaction.

(b) Dividends, investments and other transactions expressly permitted pursuant to Section 4.20.

4.27. Further Assurances.

(a) No Loan Party is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 4) and the proper filing of Uniform Commercial Code Financing Statements and delivery of any Collateral in which a security interest must be perfected by possession, will not be subject to a perfected Collateral Interest in favor of the Collateral Agent (subject only to Permitted Encumbrances) to secure the Liabilities.

(b) Except as otherwise permitted by this Agreement, no Loan Party will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Collateral Agent to secure the Liabilities (subject only to Permitted Encumbrances).

(c) Each Loan Party shall execute and deliver to the Administrative Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Administrative Agent reasonably may request, to carry into effect the provisions and intent of this Agreement; to protect and perfect the Collateral Agent’s Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. Each Loan Party shall execute all such instruments as may be required by the Administrative Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.

(d) Each Loan Party hereby designates the Collateral Agent as and for that Loan Party’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Collateral Agent’s Collateral Interests in the Collateral.

(e) This Agreement constitutes an authenticated record which authorizes the Collateral Agent to file such financing statements as the Collateral Agent determines as appropriate to perfect or protect the Agent’s Collateral Interests created hereby.

(f) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4.27 shall be sufficient for filing to perfect the security interests granted herein.

(g) Each Loan Party shall, upon the request of the Administrative Agent, use commercially reasonable efforts to cause each of its customs brokers, freight forwarders, consolidators and/or carriers to deliver an agreement (including, without limitation, a Customs Broker/Carrier Agreement) to the Administrative Agent covering such matters and in such form as the Administrative Agent may reasonably require within forty-five (45) days of such request (provided, the Administrative Agent may establish Reserves due to the failure to deliver such agreements).

(h) Each Loan Party shall, upon the request of the Administrative Agent, use commercially reasonable efforts to cause any of its landlords to deliver a Collateral Access Agreement to the Administrative Agent in such form as the Agent may reasonably require within forty-five (45) days of such request (provided, the Administrative Agent may establish Reserves due to the failure to deliver such agreements).

4.28. Adequacy of Disclosure.

(a) All financial statements furnished to each Agent and each Term Lender by each Loan Party have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows for the period(s) covered; provided, however, that unaudited financial statements are subject to normal year-end adjustments and to the absence of footnotes. There has been no change in the Consolidated financial condition, results of operations, or cash flows of the Loan Parties since the date(s) of the most recent financial statements delivered to the Administrative Agent, as supplemented by the Business Plan, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

(b) Except as set forth on EXHIBIT 4.28(b), annexed hereto, no Loan Party has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Loan Parties’ Consolidated financial statements furnished to each Agent and each Term Lender prior to the execution of this Agreement other than obligations which are entered into in the ordinary course of business since the date of such financial statement.

(c) No document, instrument, agreement, or paper now or hereafter given to any Agent and any Term Lender by or on behalf of each Loan Party or any guarantor of the Liabilities in connection with the execution of this Agreement by each Agent and each Term Lender (except for any projections provided by or on behalf of any Loan Party) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading.

4.29. No Restrictions on Liabilities. No Loan Party shall enter into or directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, any Loan Party’s:

(a) Creation of, and granting of Collateral Interests in favor of the Collateral Agent.

(b) Incurrence of Liabilities.

4.30. Other Covenants. No Loan Party shall indirectly do or cause to be done any act which, if done directly by that Loan Party, would breach any covenant contained in this Agreement.

4.31. Intentionally Omitted.

4.32. Solvency. After giving effect to the transactions contemplated hereby, the Borrowers’ Representative and its Subsidiaries taken as a whole, and each Borrower, is Solvent.

4.33. Patriot Act. Each Loan Party is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Term Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.34. Anti-Corruption Laws and Sanctions.

(a) The Loan Parties have implemented and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Loan Parties, their Subsidiaries and their respective officers and employees and to the knowledge of the Borrowers, their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Loan Party being designated as a Sanctioned Person.  None of (i) any Loan Party, any Subsidiary or, any of their respective directors, officers or employees, or (ii) to the knowledge of the Borrowers, any agent of any Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  The Term  Loan and the  use of proceeds or other transaction contemplated by this Agreement will not violate any Anti-Corruption Law or applicable Sanctions.

(b) The Loan Parties will maintain in effect and enforce policies and procedures designed to ensure compliance by the Loan Parties, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(c) The Borrowers will not request any Loan or L/C, and the Borrowers shall not use, and shall procure that their Subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or L/C (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

ARTICLE 5 - Financial Reporting and Performance Covenants:

5.1. Maintain Records. The Loan Parties shall:

(a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties’ financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question.

(b) Timely provide the Administrative Agent with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Loan Parties at the close of, and the results of operations for, the period(s) covered therein.

(c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

(d) At all times, retain KPMG, LLP or such other independent certified public accountants who are reasonably satisfactory to the Administrative Agent and instruct such accountants to fully cooperate with, and be available to, the Administrative Agent to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.

(e) Not change any Loan Party’s Fiscal year.

5.2. Access to Records.

(a) Each Loan Party shall accord the Administrative Agent with reasonable access on reasonable notice during customary business hours from time to time as the Administrative Agent reasonably may require to all properties owned by or over which any Loan Party has control. The Administrative Agent shall have the right during customary business hours on reasonable notice, and each Loan Party will permit the Administrative Agent from time to time as Administrative Agent reasonably may request, to examine, inspect, copy, and make extracts from any and all of the Loan Parties’ books, records, electronically stored data, papers, and files. Each Loan Party shall make all of that Loan Party’s copying facilities available to the Administrative Agent.

(b) Each Loan Party hereby authorizes the Administrative Agent during customary business hours on reasonable notice to:

(i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Loan Party, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Administrative Agent with respect thereto.

(ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party’s computer billing companies, collection agencies, and accountants and to sign the name of each Loan Party on any notice to each Loan Party’s Account Debtors or verification of the Collateral.

(c) The Borrowers’ Representative, on reasonable request from time to time from the Administrative Agent, will make representatives of management available from time to time to discuss the Loan Parties’ operating results and other related matters with the Administrative Agent.

(d) The Administrative Agent from time to time may designate one or more representatives to exercise the Administrative Agent’s rights under this Section 5.2 as fully as if the Administrative Agent were doing so.

5.3. Prompt Notice to Administrative Agent.

(a) The Borrowers’ Representative shall provide the Administrative Agent with written notice promptly upon its becoming aware of the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

(i) Any material adverse change in the business affairs of any Loan Party.

(ii) Any change in the executive officers of any Loan Party.

(iii) Any ceasing of the Loan Parties’ making of payments, in the ordinary course, to any of its creditors, on account of obligations aggregating in excess of $1,000,000.00 (including the ceasing of the making of such payments on account of a dispute with the subject creditor).

(iv) Any failure by a Loan Party to pay rent at (A) any leased distribution center at which such Loan Party maintains Inventory, (B) ten percent (10%) or more of such Loan Party’s Stores or (C) any of such Loan Party’s locations if such failure continues for more than ten (10) days following the day on which such rent first came due, except in the event that such rent is timely paid into a valid escrow account as a result of a bona fide dispute.

(v) Any Default or Event of Default.

(vi) Any intention on the part of a Loan Party to discharge that Loan Party’s present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5.1(d)).

(vii) Any litigation which, if determined adversely to a Loan Party, would have a Material Adverse Effect on the financial condition of that Loan Party.

(b) The Borrowers’ Representative shall:

(i) At the request of the Administrative Agent, provide the Administrative Agent with a copy of the results of any physical or cycle count of a Loan Party’s Inventory.

(ii) Provide the Administrative Agent, when received by any Loan Party, with a copy of any management letter or similar communications from any accountant of that Loan Party.

(iii) Provide the Administrative Agent with copies of all filings by each Loan Party with the Securities and Exchange Commission, when so filed, and when received, copies of all correspondence from the SEC, other than routine non-substantive general communications from the SEC.

(iv) Provide the Administrative Agent with written notice of any intended bulk sale, liquidation, or other disposition of assets of any Loan Party at least ten (10) Business Days prior to the consummation of such sale or disposition, or commencement of such liquidation and a detailed summary of the net proceeds expected to be received therefrom; provided that nothing in this Section is intended to be, or shall be deemed to be, a waiver of any restriction on such disposition of assets set forth elsewhere in this Agreement, including, without limitation, Section 4.14.

(v) Provide the Administrative Agent, when so distributed, with copies of any materials distributed to the shareholders of Casual Male and each of the other Loan Parties (qua such shareholders).

5.4. Borrowing Base Certificate. The Borrowers’ Representative shall provide the Administrative Agent on the fourth Business Day of each Fiscal Month as of the close of business the last day of the immediately preceding month, with a Borrowing Base Certificate; provided that, upon the occurrence and during the continuance of an Accelerated Borrowing Base Delivery Event, at the election of the Administrative Agent, such Borrowing Base Certificate shall be delivered weekly on Thursday of each week as of the close of business for the immediately preceding week. Such Certificate may be sent to the Revolving Agent and the Administrative Agent by facsimile transmission or by electronic mail, provided that the original thereof is forwarded to the Administrative Agent on the date of such transmission.

5.5. Monthly Reports. Monthly, within thirty (30) days following the end of each Fiscal month of the Loan Parties, the Borrowers’ Representative shall provide the Revolving Agent and the Administrative Agent with the following:

(a) A management prepared Consolidated financial statement of the Loan Parties for the subject month and for the period from the beginning of the Loan Parties’ then current Fiscal year through the end of the subject month, with comparative information for the same period of the previous Fiscal year and to the Business Plan or updated forecast, which statement shall include, at a minimum, a balance sheet, income statement, and cash flows.

(b) The Compliance Certificate described in Section 5.8.

5.6. Quarterly Reports. Quarterly, within fifty (50) days following the end of each Fiscal quarter of the Loan Parties, the Borrowers’ Representative shall provide the Revolving Agent and the Administrative Agent with the following:

(a) A management prepared Consolidated financial statement of the Loan Parties for the subject quarter and for the period from the beginning of the Loan Parties’ then current Fiscal year through the end of the subject quarter, with comparative information for the same period of the previous Fiscal year and to the Business Plan or updated forecast, which statement shall include, at a minimum, a balance sheet, income statement, and cash flows.

(b) The Compliance Certificate described in Section 5.8.

(c) An update to EXHIBIT 1.01 hereto reflecting new Store openings and which Stores have been closed during such quarter or provide a similar form, reasonably acceptable to the Administrative Agent, identifying such new Store openings and closings..

5.7. Annual Reports.

(a) Annually within ninety-five (95) days following the end of the Loan Parties’ Fiscal year, the Borrowers’ Representative shall furnish the Revolving Agent and the Administrative Agent with the following:

(i) The Loan Parties’ annual Consolidated financial statement (with consolidating schedules), which statement shall have been prepared by, and bear the unqualified opinion of, the Loan Parties’ independent certified public accountants (i.e. said statement shall be “certified” by such accountants). Such annual statement shall include, at a minimum (with comparative information for the then prior Fiscal year), a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows.

(ii) The following Consolidated financial statements for the Loan Parties for the prior Fiscal year (each prepared by the Loan Parties’ independent accountants):  Balance sheet, income statement, statement of changes in stockholders’ equity and cash flow.

(b) Each annual financial statement shall be accompanied by such accountant’s certificate certifying such annual financial statement.

(c) Annually within thirty (30) days following the end of each of the Loan Parties’ Fiscal years, the Borrowers’ Representative shall furnish the Administrative Agent with an updated Business Plan for the current Fiscal year which Business Plan shall include, at a minimum, a balance sheet, income statement, cash flows, and availability model each on a monthly basis for the following twelve (12) month period.

(d) Documents required to be delivered pursuant to this Section 5.7 and Sections 5.5 and 5.6 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date:  (i) on which the Borrowers’ Representative posts such documents, or provides a link thereto, on the Borrowers’ Representative’s website on the Internet at the website address from time to time provided by the Borrowers’ Representative to the Administrative Agent; or (ii) on which such documents are posted on the Borrowers’ Representative’s behalf on an Internet or intranet website, if any, to which each Term Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (i) the Borrowers’ Representative shall deliver paper copies of such documents to the Administrative Agent or any Term Lender that requests the Borrowers’ Representative to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Term Lender and (ii) the Borrowers’ Representative shall notify the Administrative Agent and each Term Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Term Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

5.8. Compliance Certificates. The Borrowers’ Representative shall cause the Borrowers’ Representative’s Chief Executive Officer, its President or its Chief Financial Officer of the Borrowers’ Representative, in each instance, to provide such Person’s certificate, in the form annexed hereto as EXHIBIT 5.8 (each such certificate, a “Compliance Certificate”), with those monthly, quarterly, and annual statements to be furnished pursuant to this Agreement, which Compliance Certificate shall:

(a) Indicate that the subject financial statement was prepared in accordance with GAAP consistently applied and presents fairly the Consolidated financial condition of the Loan Parties at the close of, and the results of the Loan Parties’ operations and cash flows for, the period(s) covered thereby, subject, however to the following:

(i) Usual year-end adjustments and the absence of footnotes (this exception shall not be included in the Compliance Certificate which accompanies the Loan Parties’ annual financial statement).

(ii) Material Accounting Changes.

(b) Indicate either that (i) no Default or Event of Default has occurred and is continuing, or (ii) if a Default or Event of Default has occurred and is continuing, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Loan Parties to be taken on account thereof.

(c) Calculate the Consolidated Fixed Charge Coverage Ratio (whether or not a Covenant Compliance Event has occurred and is continuing).

5.9. Inventories, Appraisals, and Audits.

(a) The Administrative Agent may observe each inventory and any cycle count of the Collateral which is undertaken on behalf of any Loan Party. The Loan Parties shall conduct not less than one (1) physical inventory per Store and one (1) cycle count per warehouse, per Fiscal year. The Administrative Agent does not contemplate undertaking or requiring any additional physical inventories or cycle counts by or of the Loan Parties; provided, however, the Administrative Agent may do so if a Default or Event of Default has occurred and is continuing.

(i) On the Administrative Agent’s request, the Borrowers’ Representative shall provide the Administrative Agent with a copy of the preliminary results of each such physical inventory and cycle count (as well as of any other physical inventory or cycle count undertaken by any Loan Party) within ten (10) days following the completion of such physical inventory and such cycle count.

(ii) On the Administrative Agent’s request, the Borrowers’ Representative, within thirty (30) days following the completion of such physical inventory and such cycle count, shall provide the Administrative Agent with a reconciliation of the results of each such physical inventory and cycle count (as well as of any other physical inventory or cycle count undertaken by any Loan Party) and shall post such results to the Loan Parties’ stock ledger and, as applicable to the Loan Parties’ other financial books and records.

(iii) The Administrative Agent, in its discretion, if a Default has occurred and is continuing, may cause such additional physical inventories and cycle counts to be taken as the Administrative Agent determines (each, at the expense of the Loan Parties).

(b) The Administrative Agent may obtain appraisals of the Collateral conducted by such appraisers as are satisfactory to the Administrative Agent.  The Administrative Agent shall be entitled to obtain one (1) appraisal (at the Loan Parties’ expense) of the Loan Parties’ Inventory during any twelve (12) month period during which this Agreement is in effect, conducted by such appraisers as are satisfactory to the Administrative Agent; provided that, if Excess Availability at any time is less than thirty percent (30%) of the Revolving Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to two (2) appraisals of the Loan Parties’ Inventory in the following twelve (12) month period at the Loan Parties’ expense.  In addition, the Administrative Agent may obtain additional appraisals at its own expense; provided, however, that following the occurrence of an Event of Default, the Administrative Agent may, in its discretion, cause additional appraisals to be undertaken at the Loan Parties’ expense.

(c) The Administrative Agent may obtain commercial finance audits of the Loan Parties’ books and records, conducted by such examiners as are satisfactory to the Administrative Agent.  The Administrative Agent shall be entitled to conduct one (1) commercial finance audit (at the Loan Parties’ expense) of the Loan Parties’ books and records during any twelve (12) month period during which this Agreement is in effect, conducted by such examiners as are satisfactory to the Administrative Agent; provided that, if Excess Availability at any time is less than thirty percent (30%) of the Revolving Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to two (2) commercial finance audits of the Loan Parties’ books and records in the following twelve (12) month period at the Loan Parties’ expense.  In addition, the Administrative Agent may obtain additional commercial finance audits at its own expense; provided, however, that following the occurrence of an Event of Default, the Administrative Agent may, in its discretion, cause additional commercial finance audits to be undertaken at the Loan Parties’ expense.

(d) The Administrative Agent agrees that so long as no Default or Event of Default has occurred and is continuing and (i) as long as such commercial examinations and collateral reports and appraisals are conducted or obtained by the Revolving Agent at the times, frequency and cadence set forth in Sections 5.09(b) and (c), (ii) the physical inventories are conducted by the Borrower at the times, frequency and cadence set forth in Section 6.09(a), (iii) the examiners, auditors, appraisers and inventory auditors utilized by the Revolving Agent are reasonably satisfactory to the Administrative Agent and (iv) the terms, conditions and scope of such commercial examinations, collateral reports and appraisals are reasonably acceptable to the Administrative Agent, the Administrative Agent shall not exercise its rights to conduct examinations or physical inventories, or obtain collateral reports and appraisals, provided, that the Revolving Agent furnishes a copy of each such collateral report, appraisal and physical inventory undertaken by it to the Administrative Agent (which the Borrowers shall authorize and direct the Revolving Agent to do so).  If any of the forgoing conditions specified in Section 5.09(d)(ii), (iii) or (iv) are not satisfied, the Administrative Agent may exercise its rights to conduct examinations or physical inventories or obtain collateral reports and appraisals.

5.10. Additional Financial Information.

(a) In addition to all other information required to be provided pursuant to this Article 5, the Borrowers’ Representative promptly shall provide the Administrative Agent with such other and additional information concerning the Loan Parties (and any guarantor of the Liabilities), the Collateral, the operation of the Loan Parties’ business, and the Loan Parties’ financial condition, including original counterparts of financial reports and statements, as the Administrative Agent reasonably may from time to time request, in its reasonable discretion.  Without limitation to the foregoing, the Borrower’s representative shall, concurrently with delivery of each Borrowing Base Certificate required by Section  5.4 hereof, furnish the Administrative Agent with a summary, as of the date of such Borrowing Base Certificate, of all Banking Services Obligations (as defined in the Revolving Credit Agreement in effect on the date hereof as amended in accordance with the terms hereof and of the Intercreditor Agreement)  due or to become due by any Loan Party to any Agent under the Revolving Credit Agreement, Revolving Credit Lender, or any of their respective Affiliates.

(b) Each Loan Party recognizes that all appraisals, inventories, analyses, financial information, and other materials which the Administrative Agent may obtain, develop, or receive with respect to the Loan Parties are confidential to the Administrative Agent and that, except with the consent of the Administrative Agent, no Loan Party is entitled to receipt of any of such appraisals, inventories, analyses, financial information, and other materials, nor copies or extracts thereof or therefrom.

5.11. Financial Covenant.  So long as a Covenant Compliance Event is continuing, the Borrowers shall not permit the Consolidated Fixed Charge Coverage Ratio, tested monthly on a trailing twelve month basis commencing with the Fiscal month ending immediately prior to the occurrence of a Covenant Compliance Event, to be less than 1.0 to 1.0.

5.12. Term Loan Push Down Reserve. The Borrowers shall, or shall cause the Revolving Agent to immediately implement and to maintain the Term Loan Push Down Reserve and after giving effect to the institution of the Term Loan Push Down Reserve, Excess Availability shall be greater than $0.

ARTICLE 6 - Use of Collateral:

6.1. Use of Inventory Collateral.

(a) No Loan Party shall engage in any of the following with respect to its Inventory:

(i) Any sale other than for fair consideration in the conduct of the Loan Parties’ business in the ordinary course.

(ii) Sales or other dispositions to creditors.

(iii) Sales or other dispositions in bulk, except for Permitted Asset Dispositions.

(iv) Sales of any Collateral in breach of any provision of this Agreement.

(b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Loan Parties’ customary return policy applicable to the return of Inventory purchased by the Loan Parties’ retail customers in the ordinary course, such Inventory may be returned to a Loan Party without the consent of the Administrative Agent, unless, in the case of Inventory consigned by a Loan Party to another Person, (i) such Loan Party has filed against the third party consignee a UCC financing statement or such other registration (which UCC financing statement or other registration shall be assigned to the Collateral Agent) as the Administrative Agent may reasonably determine to be necessary to perfect and protect its security interest in such consigned Inventory, and (ii) as to which such Loan Party has delivered to each secured party of the third party consignee (if any) notice of such Loan Party’s interest in such Inventory to the extent required pursuant to the UCC or other Applicable Law.

6.2. Inventory Quality. All Inventory now owned or hereafter acquired by a Loan Party is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances), other than Inventory owned or acquired for outlet stores, which in the ordinary course sell manufacturer’s overruns, discontinued lines, and irregulars.

6.3. Adjustments and Allowances. Each Loan Party may grant such allowances or other adjustments to that Loan Party’s Account Debtors (exclusive of extending the time for payment of any material Account or Account Receivable, which shall not be done without first obtaining the Administrative Agent’s prior written consent in each instance) as that Loan Party may reasonably deem to accord with sound business practice, provided, however, at any time that a Default has occurred and is continuing, the authority granted the Loan Parties pursuant to this Section 6.3 may be limited or terminated by the Administrative Agent at any time in the Administrative Agent’s reasonable discretion.

ARTICLE 7 - Cash Management. Payment of Liabilities:

7.1. Depository Accounts.

(a) Annexed hereto as EXHIBIT 7.1 is a schedule of all present DDAs, which schedule includes, with respect to each depository:  (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

(b) The Borrowers’ Representative shall deliver to the Administrative Agent, as a condition to the effectiveness of this Agreement, a Blocked Account Agreement with each Blocked Account Bank.

(c) No Loan Party will establish any deposit account other than an Exempt DDA, unless the Borrowers’ Representative provides the Administrative Agent with notice thereof and, if required pursuant to the terms of this Agreement, a Blocked Account Agreement.

(d) The Borrowers’ Representative shall deliver to the Administrative Agent, as a condition to the effectiveness of this Agreement, notification, executed on behalf of the relevant Loan Party, to each of such Loan Party’s depository institutions (in form satisfactory to the Administrative Agent), which notice provides that all amounts on deposit (net of any minimum required balance not in any event to exceed $2,500) shall be directed to a Blocked Account (“DDA Notifications”). No Loan Party shall change such direction or designation except upon and with the prior written consent of the Administrative Agent.

7.2. Credit Card Receipts.

(a) Annexed hereto as EXHIBIT 7.2 is a schedule which describes all arrangements to which each Loan Party is a party with respect to the payment to such Loan Party of the proceeds of all credit card charges for sales by such Loan Party.

(b) The Borrowers’ Representative shall deliver to the Administrative Agent, as a condition to the effectiveness of this Agreement, notification, executed on behalf of the relevant Loan Party, to each of such Loan Party’s credit card clearinghouses and processors (in form satisfactory to the Administrative Agent), which notice provides that payment of all credit card charges submitted by any Loan Party to that clearinghouse or processor and any other amount payable to any Loan Party by such clearinghouse or processor shall be directed to a Blocked Account (“Credit Card Notifications”). No Loan Party shall change such direction or designation except upon and with the prior written consent of the Administrative Agent.

7.3. The Administrative Agent’s, Blocked, and Operating Accounts.

(a) The following checking accounts have been established (and are so referred to herein):

(i) The “Term Loan Priority Account” (so referred to herein):  Established by the Administrative Agent with Wells Fargo.

(ii) The “Blocked Accounts” (so referred to herein):  The deposit accounts from time to time established by any Loan Party with a Blocked Account Bank in respect of which the Administrative Agent has required a Blocked Account Agreement pursuant to the terms of this Agreement.

(iii) The “Operating Account” (so referred to herein):  Established by the Borrowers’ Representative with Bank of America.

(b) The contents of each DDA and of the Blocked Accounts constitutes Collateral and Proceeds of Collateral. The contents of the Term Loan Priority Account constitutes the Administrative Agent’s property.

(c) The Loan Parties shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Administrative Agent).

7.4. Proceeds and Collections.

(a) All Receipts and all other cash proceeds of any Disposition of any of each Loan Party’s assets:

(i) Constitute Collateral and proceeds of Collateral.

(ii) Shall be held in trust by the Loan Parties for the Administrative Agent or for the Revolving Agent, as applicable.

(iii) Shall not be commingled with any of any Loan Party’s other funds.

(iv) Shall be transferred only to a Blocked Account if not proceeds of Term Loan Priority Collateral or to the Term Loan Priority Account if proceeds of Term Loan Priority Collateral.

(b) For all Receipts, the Borrowers’ Representative shall cause by ACH or wire transfer to a Blocked Account, no less frequently than daily, the following:

(i) The entire contents (net of any minimum required balance not in any event to exceed $2,500) of each DDA (but excluding any Exempt DDA).

(ii) The proceeds of all credit card charges not otherwise provided for pursuant hereto.

So long as no Cash Dominion Event has occurred and is continuing, the Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts; provided, that notwithstanding the foregoing, all proceeds of the Term Loan Priority Collateral shall be promptly paid to the Administrative Agent for application to the Liabilities.

(c) After the occurrence and during the continuance of a Cash Dominion Event, the Borrowers’ Representative shall cause by ACH or wire transfer to an account maintained by the Revolving Agent at Bank of America, N.A., no less frequently than daily, of the entire ledger balance (net of any minimum required balance not in any event to exceed $2,500) of each Blocked Account, which funds shall be applied to the obligations as required by the Revolving Credit Agreement.  Notwithstanding the foregoing, all Net Proceeds of Term Loan Priority Collateral shall be paid into the Term Loan Priority Account.

(d) In the event that, notwithstanding the provisions of this Section 7.4, any Loan Party receives or otherwise has dominion and control of any Receipts, or any other proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by that Loan Party for the Revolving Agent and the Administrative Agent, shall not be commingled with any of that Loan Party’s other funds or deposited in any account of any Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into a Blocked Account or the Term Loan Priority Account or dealt with in such other fashion as such Loan Party may be instructed by the Revolving Agent or the Administrative Agent in accordance with the Intercreditor Agreement.

7.5. Payment of Liabilities.

(a) On each Business Day, the Administrative Agent shall apply the then collected balance of the Term Loan Priority Account, if any, (net of fees charged, and of such impressed balances as may be required by the bank at which the Administrative Agent’s Account is maintained) in accordance with Section 2.11(b). For purposes of the calculation of interest on the unpaid principal balance of the Term Loans, such payment shall be deemed to have been made one (1) Business Day after such transfer.

(b) The following rules shall apply to deposits and payments under and pursuant to this Section 7.5:

(i) Funds shall be deemed to have been deposited to the Term Loan Priority Account on the Business Day on which deposited, provided that such deposit is delivered to the Administrative Agent by 2:00 PM on that Business Day.

(ii) Funds paid to the Administrative Agent, other than by deposit to the Term Loan Priority Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that such payment is delivered to the Administrative Agent by 2:00 PM on that Business Day.

(iii) If a deposit to the Term Loan Priority Account (Section 7.5(b)(i)) or payment (Section 7.5(b)(ii)) is not delivered to the Administrative Agent until after 2:00 PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the then next Business Day.

(iv) All deposits to the Term Loan Priority Account and other payments to the Administrative Agent are subject to clearance and collection.

(c) The Administrative Agent shall transfer to the Operating Account any surplus in the Term Loan Priority Account remaining after the application towards the Liabilities referred to in Section 7.5(a) above (less those amount which are to be netted out, as provided therein).

7.6. The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrowers’ Representative upon, and other disbursements shall be made by the Borrowers’ Representative solely from, the Operating Account.

ARTICLE 8 - Grant of Security Interest:

8.1. Grant of Security Interest.  To secure the Borrowers’ prompt, punctual, and faithful performance of all and each of the Liabilities, each Borrower hereby grants to the Collateral Agent, for the benefit of the Term Lenders as their interests may appear herein, a continuing security interest in and to, and assigns to the Collateral Agent, for the benefit of the Term Lenders as their interests may appear herein the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Collateral Agent may in the future be granted a security interest, is referred to herein as the “Collateral”; any of the following terms not defined in this Agreement shall have the meanings attributed thereto in the UCC):

(a) all Accounts;

(b) all Inventory;

(c) all Documents with respect to such Borrower’s Accounts and Inventory;

(d) all Instruments and Chattel Paper with respect to or arising from the Disposition of such Borrower’s Accounts and Inventory;

(e) all Letters of Credit and Letter-of-Credit Rights with respect to or arising from the Disposition of each Borrower’s Accounts and Inventory;

(f) all General Intangibles with respect to such Borrower’s Accounts and Inventory (other than to the extent consisting of trademarks, copyrights, patents or other intellectual property);

(g) all Deposit Accounts (other than Exempt DDAs);

(h) all Supporting Obligations with respect to or arising from the Disposition of such Borrower’s Accounts and Inventory;

(i) all Commercial Tort Claims relating to or arising from the foregoing Collateral;

(j) all books, records, and information relating to the foregoing Collateral, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained;

(k) all Equipment and Fixtures;

(l) all Securities Accounts containing any cash Proceeds of any of the foregoing; and

(m) all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Borrower from time to time with respect to any of the foregoing.

8.2. Extent and Duration of Security Interest; Notice.The security interest created and granted herein shall continue in full force and effect applicable to all Liabilities until both (a) all Liabilities have been paid and/or satisfied in full and (b) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Collateral Agent.

ARTICLE 9 - Collateral Agent As Attorney-In-Fact:

9.1. Appointment as Attorney-In-Fact. Each Borrower hereby irrevocably constitutes and appoints the Collateral Agent (acting through any of its officers or representatives) as that Borrower’s true and lawful attorney, with full power of substitution, following the occurrence of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of that Borrower, but for the sole benefit of the Agents and the Term Lenders. The rights and powers granted the Collateral Agent by this appointment include but are not limited to the right and power to:

(a) Prosecute, defend, compromise, or release any action relating to the Collateral.

(b) Sign change of address forms to change the address to which each Borrower’s mail is to be sent to such address as the Collateral Agent shall designate; receive and open each Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrowers’ Representative or to any trustee in bankruptcy or receiver of the Borrowers’ Representative, or other legal representative of a Borrower whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail.

(c) Endorse the name of the relevant Borrower in favor of the Collateral Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

(d) Sign the name of the relevant Borrower on any notice to that Borrower’s Account Debtors or verification of the Receivables Collateral; sign the relevant Borrower’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.

(e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which any Borrower is a beneficiary.

(f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Borrower.

(g) Use, license or transfer any or all General Intangibles of each Borrower.

9.2. No Obligation to Act. The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1 herein, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith or constituted willful misconduct.

ARTICLE 10 - Events of Default:

The occurrence of any event described in this Article 10 respectively shall constitute an “Event of Default” herein.

10.1. Failure to Pay the Term Facility. The failure by any Loan Party to pay when due any principal of, interest on, or fees in respect of, the Term Facility.

10.2. Failure to Make Other Payments. The failure by any Loan Party to pay within five (5) Business Days when due (or upon demand, if payable on demand) any payment Liability other than any payment liability on account of the principal of, or interest on, or fees in respect of, the Term Facility.

10.3. Failure to Perform Covenant or Liability (No Grace Period) . The failure by any Loan Party to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10.1 or Section 10.2 hereof, and included in any of the following provisions hereof:

Section	Relates to:
4.5	Location of Collateral
4.7(a)	Title to Assets
4.8	Indebtedness
4.9	Insurance Policies
4.20	Dividends, Investments and Other Entity Actions
4.26	Affiliate Transactions
4.27	Further Assurances
5.11	Financial Covenant
5.12	Term Loan Push Down Reserve
6.1	Use of Inventory Collateral
Article 7	Cash Management (except if the failure to comply is as a result of force majeure or through no fault of the Loan Parties)

10.4. Financial Reporting Requirements. The failure by any Loan Party to promptly, punctually, faithfully and timely perform, discharge, or comply with the financial reporting requirements included in Article 5, subject, however, to the following limited number of grace periods applicable to certain of those requirements:

REPORT / STATEMENT	REQUIRED BY SECTION	GRACE PERIOD	NUMBER OF GRACE PERIODS
Borrowing Base Certificates	5.4	One Business Day	Three per Fiscal Quarter
Monthly Reports (30 Days)	5.5	Three Business Days	Three in any 12 months
Compliance Certificates	5.8	Three Business Days	Three in any 12 months

10.5. Failure to Perform Covenant or Liability (Grace Period).  The failure by any Loan Party, within fifteen (15) days following the earlier of any Loan Party’s knowledge of a breach of any covenant or Liability not described in any of Sections 10.1, 10.2, 10.3, or 10.4, or of the Borrowers’ Representative’s receipt of written notice from the Administrative Agent of the breach of any such covenants or Liabilities.

10.6. Misrepresentation. The determination by the Administrative Agent that any representation or warranty at any time made by any Loan Party to any Agent or any Term Lender was not true or complete in all material respects when given.

10.7. Acceleration of Other Debt; Breach of Lease.  The occurrence of any event such that any Indebtedness of any Loan Party in excess of $5,000,000.00 to any creditor other than the Agent or any Term Lender could be accelerated or, without the consent of a Loan Party, Leases with aggregate monthly rents of at least $1,000,000.00 could be terminated prior to the stated termination date thereof (whether or not the subject creditor or lessor takes any action on account of such occurrence).

10.8. Default Under Other Agreements.  The occurrence of any breach or default under any agreement between the Agent or any Term Lender and any Loan Party or instrument or paper given the Agent or any Term Lender by Any Loan Party not constituting a Loan Document, whether such agreement, instrument, or paper now exists or hereafter arises, with respect to Indebtedness in excess of $5,000,000.00 (notwithstanding that the Agent or the subject Term Lender may not have exercised its rights upon default under any such other agreement, instrument or paper).

10.9. Uninsured Casualty Loss.  The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral.

10.10. Attachment; Judgment; Restraint of Business.

(a) The service of process upon any Agent or any Term Lender or any Participant of a court order or order of any other applicable governmental authority attaching, by trustee, mesne, or other process, any funds of any Loan Party on deposit with, or assets of any Loan Party in the possession of, that Agent or that Term Lender or such Participant.

(b) The entry of judgments against any Loan Party, to the extent not covered by insurance (subject to a reasonable deductible) aggregating more than $750,000, which judgments are not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of entry.

(c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by any Loan Party of its business in the ordinary course.

10.11. Indictment - Forfeiture.  The indictment of, or institution of any legal process or proceeding against, any Loan Party, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of more than a de minimis part of the property of that Loan Party and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by any Loan Party of its business in the ordinary course.

10.12. Challenge to Loan Documents.

(a) Any challenge by or on behalf of the Borrowers’ Representative, any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

(b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document’s terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

10.13. Change In Control.  Any Change in Control.

10.14. Business Failure.  Any act by, against or relating to any Loan Party, or its property or assets, which act constitutes the determination by any Loan Party to initiate or acquiesce to:  a program of partial or total self-liquidation; an application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, with respect to all or any part of any Loan Party’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Loan Party; any other voluntary or involuntary liquidation or extension of debt agreement for any Loan Party; the offering by, or entering into by, any Loan Party of any composition, extension, or any other arrangement seeking relief from or extension of the debts of any Loan Party; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Loan Party which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Loan Party of the liquidation or winding up of all or any part of any Loan Party’s business or operations.

10.15. Bankruptcy.  The failure by any Loan Party to generally pay the debts of that Loan Party as they mature; adjudication of bankruptcy or insolvency relative to any Loan Party; the entry of an order for relief or similar order with respect to any Loan Party in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Loan Party initiating any matter in which any Loan Party is or may be granted any relief from the debts of that Loan Party pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Loan Party initiating any matter in which that Loan Party is or may be granted any relief from the debts of that Loan Party pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by that Loan Party by appropriate proceedings or, if so contested, is not dismissed within ninety (90) days of when filed.

10.16. Termination of Business. Unless subject to the prior written consent of the Agent, the determination of the Loan Parties, whether by vote of the Loan Parties’ board of directors or otherwise to:  suspend the operation of the Loan Parties’ business in the ordinary course, liquidate all or a material portion of the Loan Parties’ assets or Stores, or employ an agent or other third party to conduct any so-called store closing, store liquidation or “Going-Out-Of-Business” sales (other than in connection with a Permitted Asset Disposition).

10.17. Payment of Other Indebtedness. The Loan Parties shall prepay or discharge any Indebtedness prior to its maturity date except as expressly permitted hereunder.

10.18. Default by Guarantor; Termination of Guaranty. The occurrence of any Guarantor Default and/or the termination or attempted termination of any Guaranty Agreement by any Person.

10.19. Material Adverse Change. An event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the financial condition of Casual Male and its Subsidiaries when compared with such financial condition as of August 2, 2014.

ARTICLE 11 - Rights and Remedies Upon Default:

11.1. Acceleration. Upon the occurrence of any Event of Default, the Administrative Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Administrative Agent shall) declare all Indebtedness of the Loan Parties to the Term Lenders to be immediately due and payable and may exercise all of the

Administrative Agent’s Rights and Remedies (and the Collateral Agent may likewise exercise all of its rights and remedies upon default) as the Administrative Agent from time to time thereafter determines as appropriate.

11.2. Rights of Enforcement. The Collateral Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Collateral Agent shall have all and each of the following rights and remedies:

(a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Collateral Agent.

(b) To give notice to any customs broker, freight forwarder, consolidator or other carrier of any of the Loan Parties to follow the instructions of the Collateral Agent as provided in any written agreement or undertaking of such broker in favor of the Collateral Agent.

(c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

(d) To take possession of all or any portion of the Collateral.

(e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Collateral Agent deems advisable and with or without the taking of possession of any of the Collateral.

(f) Subject to the terms of Store Leases and provisions of applicable law, to conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

(g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

(h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

11.3. Sale Of Collateral.

(a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Collateral Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Collateral Agent’s disposition of the Collateral.

(b) The Collateral Agent, in the exercise of the Collateral Agent’s rights and remedies upon default, may, subject to the terms of Store Leases and provisions of applicable law, conduct, or may require the Loan Parties to conduct, one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Subject to the terms of Store Leases such sale(s) may be conducted upon any premises owned, leased, or occupied by any Loan Party. Subject to applicable law, the Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). The Borrowers shall have no responsibility or liability for any such augmented inventory. Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and reasonable expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Loan Party nor any Person claiming under or in right of any Loan Party shall have any interest therein. The proceeds of any such going out of business sale which is conducted by a Loan Party at the request of the Collateral Agent shall be first applied to the direct costs of such sale.

(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Borrowers’ Representative such notice as may be practicable under the circumstances), the Collateral Agent shall give the Borrowers’ Representative at least ten (10) days’ prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Borrower agrees that such written notice shall satisfy all requirements for notice to that Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Collateral Agent’s rights and remedies upon default.

(d) The Collateral Agent, the Administrative Agent, and any Term Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

(e) If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Collateral Agent.

(f) The Collateral Agent shall turn over to the Administrative Agent the proceeds of the exercise by the Collateral Agent of its rights and remedies under this Article 11. The Administrative Agent shall apply the proceeds of the Collateral Agent’s exercise of its rights and remedies upon default pursuant to this Article 11 in accordance with Sections 13.5 and 13.6.

11.4. Occupation of Business Location. In connection with the Collateral Agent’s exercise of the Collateral Agent’s rights under this Article 11, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Loan Party, and may exclude each Loan Party from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent’s taking possession thereof, and may render any Collateral unusable to the Loan Parties. In no event shall the Collateral Agent be liable to any Loan Party for use or occupancy by the Collateral Agent of any premises pursuant to this Article 11 nor for any charge (such as wages for any Loan Party’s employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Collateral Agent’s Rights and Remedies.

11.5. Grant of Nonexclusive License. Except to the extent prohibited by a Borrower’s contractual obligations, which prohibition has been disclosed to the Administrative Agent, each Borrower hereby grants to the Collateral Agent a royalty free, nonexclusive and irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Borrower now or hereafter has rights, such license being with respect to the Collateral Agent’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

11.6. Assembly of Collateral. The Collateral Agent may require any Borrower to assemble the Collateral and make it available to the Collateral Agent at the Loan Parties’ sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and the Borrowers’ Representative.

11.7. Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by an Agent in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by an Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between any Agent and any person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies. No waiver by any Agent of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 12 - Loan Fundings and Distributions:

12.1. Funding Procedures.

(a) The Administrative Agent shall advise each Term Lender, no later than 3:00 PM on the date on which any Term Loan is requested, that such Term Loan is to be made. Such advice, in each instance, may be by telephone or facsimile transmission; provided that, if such advice is by telephone, it shall be confirmed in writing. Advice of a Term Loan shall include the amount of and interest rate applicable to the subject Term Loan.

(b) Subject to that Term Lender’s Term Dollar Commitment, each Term Lender, by no later than the end of business on the day on which the subject Term Loan is to be made, shall Transfer that Term Lender’s Term Percentage Commitment of the subject Term Loan to the Administrative Agent.

12.2. Reserved.

12.3. Reserved

12.4. Ordinary Course Distributions:  Term Facility. (This Section 12.4 applies unless the provisions of Section 13.5 (which relates to distributions in the event of a Liquidation) become operative).

(a) Weekly, on such day as may be set from time to time by the Administrative Agent (or more frequently at the Administrative Agent’s option), the Administrative Agent and each Term Lender shall settle up on amounts in collected funds received in the Term Loan Priority Account.

(b) The Administrative Agent shall distribute to each Term Lender such Person’s respective Pro-Rata share of interest payments on the Term Loans when actually received and collected by the Administrative Agent (excluding the one Business Day for settlement provided for in Section 7.5(a) which shall be for the account of the Administrative Agent only). For purposes of calculating interest due to a Term Lender, that Term Lender shall be entitled to receive interest on the actual amount contributed by that Term Lender towards the principal balance of the Term Loans outstanding during the applicable period covered by the interest payment made by the Loan Parties. Any net principal reductions to the Term Loans received by the Administrative Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Term Lender, until the Administrative Agent has distributed to that Term Lender its Pro-Rata share thereof.

(c) Any amount received by the Administrative Agent or the Collateral Agent as reimbursement for any cost or expense (including without limitation, reasonable attorneys’ fees) shall be distributed by the Administrative Agent to that Person which is entitled to such reimbursement as provided in this Agreement (and if such Person(s) is (are) the Term Lenders, Pro-Rata determined as of the date on which the expense, in respect of which such reimbursement is being made, was incurred).

(d) Each distribution pursuant to this Section 12.4 is subject to Section 12.3(c), above (which relates to the effect of the failure of any Term Lender to have Transferred to the Administrative Agent any amount which that Term Lender is then obligated to so Transfer pursuant to the within Agreement).

ARTICLE 13 - Acceleration and Liquidation:

13.1. Acceleration Notices.

(a) The Administrative Agent may give the Collateral Agent and Term Lenders an Acceleration Notice at any time following the occurrence of an Event of Default.

(b) The Majority Term Lenders may give the Administrative Agent an Acceleration Notice at any time following the occurrence of an Event of Default. Such notice may be by multiple counterparts.

13.2. Acceleration. Unless stayed by judicial or statutory process, the Administrative Agent shall Accelerate the Liabilities within a commercially reasonable time following:

(a) The Administrative Agent’s giving of an Acceleration Notice to the Collateral Agent and the Term Lenders as provided in Section 13.1(a).

(b) The Administrative Agent’s receipt of an Acceleration Notice from the Majority Term Lenders, in compliance with Section 13.1(b).

13.3. Initiation of Liquidation. Unless stayed by judicial or statutory process, a Liquidation shall be initiated by the Collateral Agent within a commercially reasonable time following Acceleration of the Liabilities.

13.4. Actions At and Following Initiation of Liquidation.At the initiation of a Liquidation the Administrative Agent and the Term Lenders shall “net out” each Term Lender’s respective contributions towards the Term Loans, so that each Term Lender holds that Term Lender’s Term Percentage Commitment of the Term Loans and advances.

13.5. Distribution of Liquidation Proceeds.

(a) The Collateral Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by any Agent in the exercise of rights as a secured creditor of the Loan Parties and prior claims which the Agents anticipate may need to be paid.

(b) The Collateral Agent shall distribute the proceeds of any Liquidation to the Administrative Agent.

(c) The Administrative Agent shall distribute the net proceeds of Liquidation, as distributed to the Administrative Agent by the Collateral Agent pursuant to Section 13.5(b), in accordance with the relative priorities set forth in Section 13.6.

(d) Each Term Lender, on the written request of the Administrative Agent and/or any Nominee, not more frequently than once each month, shall reimburse the Agents and/or any Nominee, Pro-Rata, for any cost or expense reasonably incurred by the Agents and/or the Nominee in the conduct of a Liquidation, which amount is not covered out of current proceeds of the Liquidation, which reimbursement shall be paid over to and distributed by the Administrative Agent.

13.6. Relative Priorities To Proceeds of Liquidation.  All distributions of proceeds of a Liquidation shall be applied by the Administrative Agent in the following order:

(a) First, to payment of that portion of the Liabilities constituting fees, indemnities, Costs of Collection and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent) payable to the Administrative Agent and the Collateral Agent, each in its capacity as such;

(b) Second, to payment of that portion of the Liabilities constituting indemnities, Costs of Collection, and other amounts (other than principal, interest and fees) payable to the Term Lenders (including Costs of Collection to the respective Term Lenders), Pro-Rata in proportion to the amounts described in this clause Second payable to them;

(c) Third, to payment of that portion of the Liabilities constituting accrued and unpaid interest on the Term Loans and other Obligations, and fees, Pro-Rata among the Term Lenders in proportion to the respective amounts described in this clause Third payable to them;

(d) Fourth, to payment of that portion of the Liabilities constituting unpaid principal of the Term Loans, Pro-Rata among the Term Lenders in proportion to the respective amounts described in this clause Fourth held by them;

(e) Fifth, to payment of all other Liabilities, Pro-Rata among the Term Lenders in proportion to the respective amounts described in this clause Fifth held by them; and

(f) Last, the balance, if any, after all of the Liabilities have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Applicable Law.

ARTICLE 14 - The Agents:

14.1. Appointment of the Agents.

(a) Each Term Lender appoints and designates Wells Fargo as the “Administrative Agent” hereunder and under the Loan Documents.

(b) Each Term Lender appoints and designates Wells Fargo as the “Collateral Agent” hereunder and under the Loan Documents.

(c) Each Term Lender authorizes each Agent:

(i) To execute those of the Loan Documents and all other instruments relating thereto to which that Agent is a party.

(ii) To take such action on behalf of the Term Lenders and to exercise all such powers as are expressly delegated to that Agent hereunder and in the Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.

14.2. Responsibilities of Agents.

(a) The Administrative Agent shall have principal responsibilities for and primary authority for the administration of the Term Facility contemplated by this Agreement and for all matters for which the Collateral Agent is not responsible. In all instances where the allocation of responsibility and authority, as between the Collateral Agent and the Administrative Agent is in doubt, the Administrative Agent shall be vested with such responsibility and authority.

(b) The Collateral Agent shall have principal responsibilities for and primary authority for the conduct of the Liquidation and the distribution of the proceeds of such Liquidation.

(c) Neither Agent shall have any duties or responsibilities to, or any fiduciary relationship with, any Term Lender except for those expressly set forth in this Agreement.

(d) Neither Agent nor any of its Affiliates shall be responsible to any Term Lender for any of the following:

(i) Any recitals, statements, representations or warranties made by any Loan Party or any other Person.

(ii) Any appraisals or other assessments of the assets of any Loan Party or of any other Person responsible for or on account of the Liabilities.

(iii) The value, validity, effectiveness, genuineness, enforceability, or sufficiency of the Loan Agreement, the Loan Documents or any other document referred to or provided for therein.

(iv) Any failure by any Loan Party or any other Person (other than the subject Agent) to perform its obligations under the Loan Documents.

(e) Each Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the subject Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney-in-fact shall be responsible for any action taken or omitted to be taken by any other such Person.

(f) Neither Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken or omitted to be taken by any other of them in connection herewith in reliance upon advice of their respective counsel nor, in any other event except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

(g) Neither Agent shall have any responsibility in any event for more funds than that Agent actually receives and collects.

(h) The Agents, in their separate capacities as Term Lenders, shall have the same rights and powers hereunder as any other Term Lender.

14.3. Concerning Distributions By the Agents.

(a) Each Agent, in that Agent’s reasonable discretion based upon that Agent’s determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.

(b) Each Agent may disburse funds prior to determining that the sums which that Agent expects to receive have been finally and unconditionally paid to that Agent. If and to the extent that Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Term Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Administrative Agent the sum paid to that person.

(c) If, in the opinion of an Agent, the distribution of any amount received by that Agent might involve that Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then that Agent may refrain from making distribution until that Agent’s right to make distribution has been adjudicated by a court of competent jurisdiction.

(d) The proceeds of any Term Lender’s exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Term Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Term Lenders as if distributed pursuant to (and shall be deemed as distributions under) Section 13.6.

(e) Each Term Lender recognizes that the crediting of the Loan Parties with the “proceeds” of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such “proceeds” will be made by the Administrative Agent to any Term Lender.

(f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid or disgorged or (y) the Majority Term Lenders determine to effect such repayment or disgorgement, then each Term Lender to which any such distribution shall have been made shall repay, to the Agent which had made such distribution, that Term Lender’s Pro-Rata share of the amount so adjudged or determined to be repaid or disgorged.

14.4. Dispute Resolution.  Any dispute among the Term Lenders and/or any Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by this or any other Loan Document or the interpretation or administration of this or any other Loan Document which cannot be resolved amicably shall be resolved in the United States District Court for the District of Massachusetts, or in a court of The Commonwealth of Massachusetts sitting in Suffolk County, to the jurisdiction of which courts each Term Lender hereby submits.

14.5. Distributions of Notices and of Documents. The Administrative Agent will forward to each Term Lender, promptly after the Administrative Agent’s receipt thereof, a copy of each notice or other document furnished to the Administrative Agent pursuant to this Agreement, including monthly, quarterly, and annual financial statements received from the Borrowers’ Representative pursuant to Article 5 of this Agreement, other than any of the following:

(a) Routine communications associated with requests for Term Loans.

(b) Routine or nonmaterial communications.

(c) Any notice or document required by any of the Loan Documents to be furnished directly to the Term Lenders by the Borrowers’ Representative.

(d) Any notice or document of which the Administrative Agent has knowledge that such notice or document had been forwarded to the Term Lenders other than by the Administrative Agent.

14.6. Confidential Information.

(a) Each Term Lender will maintain, as confidential (other than to their respective attorneys, agents, accountants, Participants and prospective Participants) all of the following:

(i) Proprietary approaches, techniques, and methods of analysis which are applied by the Administrative Agent in the administration of the Term Facility contemplated by this Agreement.

(ii) Proprietary forms and formats utilized by the Administrative Agent in providing reports to the Term Lenders pursuant hereto, which forms or formats are not of general currency.

(iii) Confidential information provided by any Loan Party pursuant to the Loan Documents, other than any information which becomes known to the general public through sources other than that Term Lender.

(b) Nothing included herein shall prohibit the disclosure of any such information:  (i) as may be required to be provided by Applicable Law or by any subpoena or similar legal process or by regulatory authorities having jurisdiction over any party to this Agreement; (ii) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential); (iii) to any other party hereto; (iv) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (v) subject to an agreement containing provisions substantially the same as those of this Section 14.6, to (A) any assignee of or Participant in, or any bona fide prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations; (vi) with the consent of the Borrowers’ Representative; or (vii) to the extent such information (A) becomes publicly available other than as a result of a breach of this Section 14.6 or (B) becomes available to any Secured Party or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties and other than as a result of a breach of this Section 14.6. Any Person required to maintain the confidentiality of information as provided in this Section 14.6 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information.

14.7. Reliance By Agents.  Each Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by that Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by that Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, that Agent shall in all events be fully protected in acting, or in refraining from acting, in accordance with the applicable Consent required by this Agreement. Instructions given with the requisite Consent shall be binding on all Term Lenders.

14.8. Non-Reliance on Agents and Other Term Lenders.

(a) Each Term Lender represents to all other Term Lenders and to the Agents that such Term Lender:

(i) Independently and without reliance on any representation or act by any Agent or by any other Term Lender, and based on such documents and information as that Term Lender has deemed appropriate, has made such Term Lender’s own appraisal of the financial condition and affairs of the Loan Parties and decision to enter into this Agreement.

(ii) Has relied upon that Term Lender’s review of the Loan Documents by that Term Lender and by counsel to that Term Lender as that Term Lender deemed appropriate under the circumstances.

(b) Each Term Lender agrees that such Term Lender, independently and without reliance upon any Agent or any other Term Lender, and based upon such documents and information as such Term Lender shall deem appropriate at the time, will continue to make such Term Lender’s own appraisals of the financial condition and affairs of the Loan Parties when determining whether to take or not to take any discretionary action under this Agreement.

(c) Neither Agent in the discharge of that Agent’s duties hereunder, shall be required to make inquiry of, or to inspect the properties or books of, any Person.

(d) Except for notices, reports, and other documents and information expressly required to be furnished to the Term Lenders by the Administrative Agent pursuant to Section 14.5, the Agents shall not have any affirmative duty or responsibility to provide any Term Lender with any credit or other information concerning any Person, which information may come into the possession of Agents or any Affiliate of an Agent.

14.9. Indemnification.  Without limiting the liabilities of the Loan Parties under any this or any of the other Loan Documents, each Term Lender shall indemnify each Agent (to the extent not reimbursed by the Loan Parties), Pro-Rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against that Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of terms hereof or thereof or of any such other documents; provided, however, no Term Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the subject Agent as to which a final judicial determination has been or is made (in a proceeding in which the subject Agent has had an opportunity to be heard) that the subject Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

14.10. Resignation of Agent.

(a) An Agent may resign at any time by giving 60 days’ prior written notice thereof to the Term Lenders and to the other Agent. Upon receipt of any such notice of resignation, the Majority Term Lenders shall have the right to appoint a successor to such Agent (and if no Event of Default has occurred, with the consent of the Borrowers’ Representative, not to be unreasonably withheld and, in any event, deemed given by the Borrowers’ Representative if no written objection is provided by the Borrowers’ Representative to the (resigning) Agent within seven (7) Business Days’ notice of such proposed appointment). If a successor Agent shall not have been so appointed and accepted such appointment within 30 days after the giving of notice by the resigning Agent, then the resigning Agent may appoint a successor Agent, which shall be a financial institution having a combined capital and surplus in excess of $500,000,000.00. The consent of the Borrowers’ Representative otherwise required by this Section 14.10(a) shall not be required if an Event of Default has occurred.

(b) Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent’s duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final judicial determination has been or is made (in a proceeding in which the (resigning) Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner or in bad faith.

(c) After any retiring Agent’s resignation, the provisions of this Agreement and of all other Loan Documents shall continue in effect for the retiring Person’s benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.

14.11. Intercreditor Agreement.  The Administrative Agent is authorized to enter into the Intercreditor Agreement, and the parties hereto acknowledge that the Intercreditor Agreement is binding upon them.  Each Term Lender (a) hereby consents to the subordination of the Encumbrances on the Collateral other than the Term Loan Priority Collateral securing the Liabilities on the terms set forth in the Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (c) hereby authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement and to subject the Encumbrances on the Collateral securing the Liabilities to the provisions thereof.  The foregoing provisions are intended as an inducement to the Term Lenders to extend credit to the Borrowers and such Term Lenders are intended third-party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

ARTICLE 15 - Action By Agents Consents Amendments Waivers:

15.1. Administration of Term Facility.

(a) Except as otherwise specifically provided in this Agreement, each Agent may take any action with respect to the Term Facility contemplated by the Loan Documents as that Agent determines to be appropriate within their respective areas of responsibility and authority, as set forth in Sections 14.2(a) and 14.2(b); provided, however, neither Agent is under any affirmative obligation to take any action which it is not required by this Agreement or the Loan Documents specifically to so take.

(b) Except as specifically provided in Sections 15.2 and 15.3 of this Agreement, whenever a Loan Document or this Agreement provides that action may be taken or omitted to be taken in an Agent’s discretion or reasonable discretion, as applicable, that Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the Term Lenders.

(c) The rights granted to the Term Lenders in Sections 15.2 and 15.3 shall not otherwise limit or impair any Agent’s exercise of its discretion or reasonable discretion, as applicable, under the Loan Documents.

15.2. Actions Requiring or On Direction of Majority Term Lenders.  Except as otherwise provided in this Agreement, the Consent or direction of the Majority Term Lenders is required for any amendment, waiver, or modification of any Loan Document. Without limiting the foregoing, if an Event of Default has occurred and not been duly waived, the Majority Term Lenders may:

(a) Give the Administrative Agent an Acceleration Notice in accordance with Section 13.1(b).

(b) Direct the Administrative Agent to increase the rate of interest to the default rate of interest as provided in Section 2.12(c) of this Agreement.

15.3. Action Requiring Certain Consent.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no Consent to any departure by any Loan Party therefrom, shall:

(a) extend or increase the Term Dollar Commitment of any Term Lender (or reinstate any Term Dollar Commitment previously terminated pursuant to this Agreement) without the written Consent of such Term Lender;

(b) as to any Term Lender, postpone any date fixed by this Agreement or any other Loan Document for any scheduled payment (including the Maturity Date) of principal, interest, fees or other amounts due hereunder or under any of the other Loan Documents without the written Consent of such Term Lender, without the written Consent of such Term Lender;

(c) as to any Term Lender, reduce the principal of, or the rate of interest specified herein on, any Term Loan, or (subject to clause (iii) of the proviso to this Section 15.3) any fees or other amounts payable hereunder or under any other Loan Document, without the written Consent of such Term Lender; provided, however, that only the Consent of the Majority Term Lenders shall be necessary (i) to amend Section 2.12(c) or to waive any obligation of the Borrowers to pay interest at the rate set forth in Section 2.12(c);

(d) as to any Term Lender, change Section 12.4, Section 13.5 or Section 13.6 in a manner that would alter the Pro-Rata sharing of payments required thereby without the written Consent of such Term Lender;

(e) change any provision of this Section 15.3 or the definition of “Majority Term Lenders” or any other provision hereof specifying the number or percentage of Term Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without Unanimous Consent;

(f) except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability of, any Loan Party without the Unanimous Consent;

(g) except for Permitted Asset Dispositions (or as otherwise provided in Section 4.14(d)) or to facilitate a Liquidation, release all or substantially all of the Collateral from the Encumbrances of the Loan Documents without Unanimous Consent;

(h) increase the Term Commitments without Unanimous Consent;

(i) change the definition of the term “Borrowing Base” or any component definition thereof if, as a result thereof, the amounts available to be borrowed by the Borrowers would be increased without Unanimous Consent; provided that the foregoing shall not (i) limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves or (ii) prevent the Administrative Agent, in its administration of the Term Facility, from restoring any component of Borrowing Base which had been lowered by the Administrative Agent back to the value of such component, as stated in this Agreement or to an intermediate value; and

(j) except as expressly permitted herein or in any other Loan Document, subordinate the Liabilities hereunder or the Encumbrances granted hereunder or under the other Loan Documents, to any other Indebtedness or Encumbrance, as the case may be without Unanimous Consent;

provided that (i) no amendment, waiver or Consent shall, unless in writing and signed by the Administrative Agent in addition to the Term Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (ii) no amendment, waiver or Consent shall, unless in writing and signed by the Collateral Agent in addition to the Term Lenders required above, affect the rights or duties of the Collateral Agent under this Agreement or any other Loan Document, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.

15.4. Miscellaneous Actions.

(a) Notwithstanding any other provision of this Agreement, no single Term Lender independently may exercise any right of action or enforcement against or with respect to any Loan Party.

(b) Each Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Term Lender unless that Agent shall first:

(i) receive such clear, unambiguous, written instructions as that Agent deems appropriate; and

(ii) be indemnified to that Agent’s satisfaction by the Term Lenders against any and all liability and expense which may be incurred by that Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, in willful misconduct, or in bad faith.

(c) Each Agent may establish reasonable procedures for the providing of direction and instructions from the Term Lenders to that Agent, including its reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Term Lenders have provided their direction, Consent, or instructions.

15.5. Actions Requiring Borrowers’ Representative’s Consent.

(a) The Borrowers’ Representative’s consent is required for any amendment of this Agreement, except that Articles 12 and 15 of this Agreement may be amended without the consent of the Borrowers’ Representative.

(b) The Borrowers’ Representative’s consent to the amendment of those provisions referenced in Section 15.5(a) (i) shall be deemed given unless written objection is made, within seven (7) Business Days following the Administrative Agent’s giving notice to the Borrowers’ Representative of the proposed amendment, and (ii) shall not be required following the occurrence of any Event of Default.

15.6. Nonconsenting Term Lender.

(a) In the event that a Term Lender (in this Section 15.6, a “NonConsenting Term Lender”) does not provide its Consent to a proposal by the Administrative Agent to take action which requires Unanimous Consent and that has been approved by the Majority Term Lenders, then the Borrowers’ Representative may require the assignment, without recourse and in accordance with the procedures outlined in Section 16.1, below, of the NonConsenting Term Lender’s Term Dollar Commitment hereunder to one or more Eligible Assignees on five (5) days’ written notice to the Administrative Agent and to the NonConsenting Term Lender.

(b) At the end of such five (5) days, and provided that the NonConsenting Term Lender delivers the Term Note (or a lost note affidavit containing customary indemnification provisions) held by the NonConsenting Term Lender to the Administrative Agent, the Borrowers shall transfer the following to the NonConsenting Term Lender:

(i) Such NonConsenting Term Lender’s Pro-Rata share of the principal and interest of the Term Loans to the date of such assignment.

(ii) All fees distributable hereunder to the NonConsenting Term Lender to the date of such assignment.

(iii) Any out-of-pocket costs and expenses for which the NonConsenting Term Lender is entitled to reimbursement from the Loan Parties.

(c) In the event that the NonConsenting Term Lender fails to deliver to the Administrative Agent the Term Note (or a lost note affidavit containing customary indemnification provisions) held by the NonConsenting Term Lender as provided in Section 15.6(b), then:

(i) The amount otherwise to be transferred to the NonConsenting Term Lender shall be transferred to the Administrative Agent and held by the Administrative Agent, without interest, to be turned over to the NonConsenting Term Lender upon delivery of the Term Note (or a lost note affidavit containing customary indemnification provisions) held by that NonConsenting Term Lender.

(ii) The Term Note held by the NonConsenting Term Lender shall have no force or effect whatsoever.

(iii) The NonConsenting Term Lender shall cease to be a “Term Lender”.

(iv) The Eligible Assignee(s) to whom the NonConsenting Term Lender’s Term Dollar Commitment hereunder has been assigned shall have succeeded to all rights and become subject to all of the obligations of the NonConsenting Term Lender as a “Term Lender”.

ARTICLE 16 - Assignments By Term Lenders:

16.1. Assignments and Assumptions.

Except as provided herein, each Term Lender (in this Section 16.1, an “Assigning Term Lender”) may assign to one or more Eligible Assignees (in this Section 16.1, each an “Assignee Term Lender”) all or a portion of that Term Lender’s interests, rights and obligations under this Agreement and the Loan Documents (including all or a portion of its Term Dollar Commitment) and the same portion of the Term Loans at the time owing to it, and of the Term Note held by the Assigning Term Lender, provided that:

(a) Unless such assignment is to a Person that is a Term Lender, an Affiliate of a Term Lender or an Approved Fund, the Administrative Agent shall have given its prior written consent to such assignment.

(b) Each such assignment shall be of a constant, and not a varying, percentage of all the Assigning Term Lender’s rights and obligations under this Agreement.

(c) Reserved.

(d) If no Event of Default has occurred, any such assignment to a Person not then a Term Lender, an Affiliate of a Term Lender or an Approved Fund shall be subject to the prior consent of the Borrowers’ Representative, not to be unreasonably withheld or delayed, which consent shall be deemed given unless the Borrowers’ Representative provides the Administrative Agent with written objection not more than five (5) Business Days after the Administrative Agent shall have given the Borrowers’ Representative written notice of a proposed assignment, such notice to state that consent will be deemed given by the Borrowers’ Representative if written objection is not received by the Administrative Agent within such five (5) Business Days.

16.2. Assignment Procedures. (This Section 16.2 describes the procedures to be followed in connection with an assignment effected pursuant to this Article 16 and permitted by Section 16.1).

(a) The parties to such an assignment shall execute and deliver to the Administrative Agent, for recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT 16.1, annexed hereto (an “Assignment and Acceptance”).

(b) The Assigning Term Lender shall deliver to the Administrative Agent, with such Assignment and Acceptance, the Term Note held by the subject Assigning Term Lender and the Administrative Agent’s processing fee of $3,000.00; provided, however, no such processing fee shall be due where the Assigning Term Lender is one of the Term Lenders at the initial execution of this Agreement.

(c) The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Term Lenders and of the Term Dollar Commitment and Term Percentage Commitment of each Term Lender. The Register shall be available for inspection by the Term Lenders at any reasonable time and from time to time upon reasonable prior notice. In the absence of manifest error, the entries in the Register shall be conclusive and binding on all Term Lenders. The Administrative Agent and the Term Lenders may treat each Person whose name is recorded in the Register as a “Term Lender” hereunder for all purposes of this Agreement.

(d) The Assigning Term Lender and Assignee Term Lender, directly between themselves, shall make all appropriate adjustments in payments for periods prior to the effective date of an Assignment and Assumption.

16.3. Effect Of Assignment.

(a) From and after the effective date specified in an Assignment and Acceptance which has been executed, delivered, and recorded (which effective date the Administrative Agent may delay by up to five (5) Business Days after the delivery of such Assignment and Acceptance):

(i) The Assignee Term Lender:

(A) Shall be a party to this Agreement and the other Loan Documents (and to any amendments thereof) as fully as if the Assignee Term Lender had executed each.

(B) Shall have the rights of a Term Lender hereunder to the extent of the Term Dollar Commitment and the Term Percentage Commitment assigned by such Assignment and Acceptance.

(ii) The Assigning Term Lender shall be released from the Assigning Term Lender’s obligations under this Agreement and the Loan Documents to the extent of the Term Dollar Commitment assigned by such Assignment and Acceptance.

(iii) The Administrative Agent shall undertake to obtain and distribute replacement Term Notes to the subject Assigning Term Lender and Assignee Term Lender.

(b) By executing and delivering an Assignment and Acceptance, the parties thereto confirm to and agree with each other and with all parties to this Agreement as to those matters which are set forth in the subject Assignment and Acceptance.

ARTICLE 17 - Notices:

17.1. Notice Addresses. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Term Facility) shall be made to the following addresses, each of which may be changed upon seven (7) days’ written notice to all others given by certified mail, return receipt requested:

If to either Agent:

Wells Fargo Bank, National Association
One Boston Place, 18th Floor
Boston, Massachusetts 02108
Attention: Sally A. Sheehan
E-Mail: sally.a.sheehan@wellsfargo.com

With a copy to:

Choate, Hall & Stewart LLP

Two International Place

Boston, Massachusetts 02110

Attention: Kevin J. Simard, Esquire
Fax:  617-502-4086

E-Mail: ksimard@choate.com

If to the Borrowers’ Representative
and all Loan Parties:

Destination XL Group, Inc.

555 Turnpike Street

Canton, Massachusetts 02021

Attention: Peter Stratton

Chief Financial Officer

Fax:  781-828-3221

E-Mail: PStratton@DXLG.com

With a copy to:

Greenberg Traurig LLP
One International Place
Boston, Massachusetts 02110
Attention: Jonathan Bell, Esquire
Fax:  617-310-6001

E-Mail: bellj@gtlaw.com

17.2. Notice Given.

(a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

(i) By mail:  the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.

(ii) By recognized overnight express delivery:  the Business Day following the day when sent.

(iii) By hand:  If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

(iv) By facsimile transmission (which must include a header on which the party sending such transmission is indicated):  If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

(v) By electronic communication (including e-mail and Internet or intranet websites):  unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor.

(b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

17.3. Wire Instructions. Subject to change in the same manner that a notice address may be changed (as to which, see Section 17.1), wire transfers to the Administrative Agent shall be made in accordance with the following wire instructions:

Wells Fargo Bank, N.A.
420 Montgomery Street
San Francisco, CA
ABA No. 121-000-248
Acct Name: Wells Fargo Bank, N.A.
Acct No. : 37235547964502293
Reference: Destination XL Group, Inc. (B Loan) (DXG24)

ARTICLE 18 - Term:

18.1. Termination of Term Facility. The Term Facility shall remain in effect (subject to suspension as provided in Section 2.6(g) hereof) until the Termination Date.

18.2. Actions on Termination.

(a) On the Termination Date, the Loan Parties shall pay the Administrative Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation:  the following:

(i) The unpaid principal balance of the Term Loans and all interest, fees, service charges, costs, expenses and other amounts owed to the Administrative Agent and each Term Lender on account of the Term Loans.

(ii) Any then remaining unpaid fees pursuant to the terms of the Fee Letter.

(iii) Any payments due on account of the indemnification obligations included in Section 2.11(e).

(iv) All unreimbursed costs and expenses of each Agent and of Lenders’ Special Counsel for which each Loan Party is responsible.

(b) Until such payment (Section 18.2(a)), all provisions of this Agreement, other than those included in Article 2 which place any obligation on the Administrative Agent or any Term Lender to make any loans or advances or to provide any financial accommodations to any Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.

(c) The release by the Collateral Agent of the Collateral Interests granted the Collateral Agent by the Loan Parties hereunder may be upon such conditions and indemnifications as the Administrative Agent reasonably may require.

ARTICLE 19 - General:

19.1. Protection of Collateral. No Agent has any duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of that Agent.

19.2. Publicity. The Agent may issue a “tombstone” notice of the establishment of the credit facility contemplated by this Agreement and may make reference to each Loan Party (and may utilize any logo or other distinctive symbol associated with each Loan Party) in connection with any advertising, promotion, or marketing undertaken by the Agent.

19.3. Successors and Assigns. This Agreement shall be binding upon the Borrowers’ Representative, each Loan Party, and their respective representatives, successors, and assigns and shall inure to the benefit of each Agent and each Term Lender and their respective successors and assigns; provided, however, no trustee or other fiduciary appointed with respect to any Loan Party shall have any rights hereunder. In the event that any Agent or any Term Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

19.4. Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

19.5. Amendments. Course Of Dealing.

(a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between each Loan Party and each Agent and each Term Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by any Agent or any Term Lender to give notice to the Borrowers’ Representative of any Loan Party’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

(b) Each Loan Party may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Administrative Agent. Subject to Article 16, no consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Administrative Agent then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Administrative Agent shall be in reliance upon all representations and warranties theretofore made to the Administrative Agent by or on behalf of the Loan Parties (and any other guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

19.6. Power of Attorney.  In connection with all powers of attorney included in this Agreement, each Loan Party hereby grants unto the Administrative Agent (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as that Loan Party might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Loan Party and each shall survive the same. All powers conferred upon the Administrative Agent or the Collateral Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent.

19.7. Application of Proceeds.  The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Administrative Agent determines in its discretion, consistent, however, with Sections 13.5 and 13.6 and any other applicable provisions of this Agreement. The Loan Parties shall remain liable for any deficiency remaining following such application.

19.8. Increased Costs.  (a) Increased Costs Generally.  If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Term Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuer; or

(ii) subject any Secured Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Term Lender of making, continuing or maintaining any Term Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Term Lender hereunder (whether of principal, interest or any other amount) then, upon written request of such Term Lender (such request to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Loan Parties will pay to such Term Lender such additional amount or amounts as will compensate such Term Lender for such additional costs incurred or reduction suffered.

(b) Capital Requirements.  If any Term Lender determines that any Change in Law affecting such Term Lender or any Lending Office of such Term Lender or such Term Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Term Lender’s capital or on the capital of such Term Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Term Lender or the Term Loans made by, such Term Lender, to a level below that which such Term Lender or such Term Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Term Lender’s policies and the policies of such Term Lender’s holding company with respect to capital adequacy), then, upon written request of such Term Lender or the Administrative Agent (such request to set out in reasonable detail the facts giving rise to and a summary calculation of such reduction), from time to time the Loan Parties will pay to such Term Lender  such additional amount or amounts as will compensate such Term Lender or such Term Lender’s holding company for any such reduction suffered.

19.9. Costs and Expenses of Agents and Term Lenders.

(a) The Loan Parties shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) which are incurred by each Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.

(b) The Loan Parties shall pay from time to time on demand all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Term Lenders to Lenders’ Special Counsel.

(c) Each Loan Party authorizes the Administrative Agent to pay all such fees and expenses.

(d) In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agent may require such indemnities and collateral security as it shall reasonably deem necessary and appropriate to protect the Term Lenders against (i) loss on account of credits previously applied to the Liabilities that may subsequently be reversed or revoked, and (ii) any Liabilities that may thereafter arise under this Section 19.9 and Section 19.12 hereof.

(e) The undertaking on the part of each Loan Party in this Section 19.9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by any Agent in favor of any Loan Party, other than a termination, release, or discharge which makes specific reference to this Section 19.9.

19.10. Copies, Facsimiles and Electronic Communications.  Each Loan Document and all documents and papers which relates thereto which have been or may be hereinafter furnished any Agent or any Term Lender may be reproduced by any Term Lender or by any Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic communication (such as a .pdf) which bears proof of transmission (or, in the case of an electronic communication transmitted by e-mail, which is deemed to have been received pursuant to Section 17.2(a)) shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile or other electronic communication had been delivered to the party which or on whose behalf such transmission was received.

19.11. Massachusetts Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.

19.12. Indemnification. The Borrowers’ Representative and each Loan Party shall indemnify, defend, and hold each Agent and each Term Lender and any of their respective employees, officers, or agents (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by any Loan Party, any other guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys’ fees, expenses, and disbursements in connection therewith) on account of the relationship of the Borrowers’ Representative, the Loan Parties or of any other guarantor or endorser of the Liabilities, including all costs, expenses, liabilities, and damages as may be suffered by any Indemnified Person in connection with (x) the Collateral; (y) the occurrence of any Event of Default; or (z) the exercise of any rights or remedies under any of the Loan Documents (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Administrative Agent’s selection, but at the expense of the Borrowers’ Representative and the Loan Parties) other than any claim as to which a final determination is made in a judicial proceeding (in which the Administrative Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith or willful misconduct. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Administrative Agent in favor of the Borrowers’ Representative and/or the Loan Parties, other than a termination, release, or discharge duly executed on behalf of the Administrative Agent which makes specific reference to this Section 19.12.

19.13. Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

(a) All computations of interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 360 day year and actual days elapsed.

(b) Words in the singular include the plural and words in the plural include the singular.

(c) Any reference, herein, to a circumstance or event’s having “more than a de minimis adverse effect” and any similar reference is to a circumstance or event which (x) in a well managed enterprise, would receive the active attention of senior management with a view towards its being reversed or remedied; or (y) if not reversed or remedied could reasonably be expected to lead to its becoming a Material Adverse Effect.

(d) Titles, headings (indicated by being underlined or shown in Small Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.

(e) The words “includes” and “including” are not limiting.

(f) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational.

(g) Text which is shown in italics (except for parenthesized italicized text), shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

(h) The words “may not” are prohibitive and not permissive.

(i) Any reference to a Person’s “knowledge” (or words of similar import) are to such Person’s knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such “knowledge” (whether or not such investigation has actually been undertaken).

(j) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

(k) “Dollars” and the symbol “$” refers to United States Dollars.

(l) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof’, or “within” is to the entire Loan Document in which such reference is made.

(m) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

(n) Except as otherwise specifically provided, all references to time are to Boston time.

(o) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

(i) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.

(ii) The word “from” means “from and including”.

(iii) The words “to” and “until” each mean “to, but excluding”.

(iv) The word “through” means “to and including”.

(p) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 19.14 hereof; provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

19.14. Intent.  It is intended that:

(a) This Agreement take effect as a sealed instrument.

(b) The scope of all Collateral Interests created by any Loan Party to secure the Liabilities be broadly construed in favor of the Administrative Agent.

(c) All Collateral Interests created in favor of the Collateral Agent at any time and from time to time by any Loan Party secure all Liabilities, whether now existing or contemplated or hereafter arising.

(d) All reasonable costs, expenses, and disbursements incurred by any Agent, and, to the extent provide in Section 19.9 each Term Lender, in connection with such Person’s relationship(s) with any Loan Party shall be borne by the Loan Parties.

(e) Unless otherwise explicitly provided herein, the Administrative Agent’s consent to any action of any Loan Party which is prohibited unless such consent is given may be given or refused by the Administrative Agent in its discretion or reasonable discretion, as applicable, and without reference to Section 2.17 hereof.

19.15. Participations.  Each Term Lender may sell participations to one or more financial institutions (each, a “Participant”) in that Term Lender’s interests herein, provided that no such participation shall include any provision which accords that Participant with any rights, vis a vis any Agent, with respect to any requirement herein for approval by a requisite number or proportion of the Term Lenders. No such sale of a participation shall relieve a Term Lender from that Term Lender’s obligations hereunder nor obligate any Agent to any Person other than a Term Lender.

19.16. Right of Set-Off.  Any and all deposits or other sums at any time credited by or due to any Loan Party from any Agent or any Term Lender or any Participant or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of any Loan Party in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) to the extent permitted by law, shall at all times constitute security for all Liabilities and for any and all obligations of each Loan Party to each Agent and such Term Lender or any Participant or such Affiliate and following the occurrence of an Event of Default may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to any Agent or that Term Lender.

19.17. Pledges To Federal Reserve Banks.  Nothing included in this Agreement shall prevent or limit any Term Lender, to the extent that such Term Lender is subject to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act (12 U.S.C. §341) from pledging all or any portion of that Term Lender’s interest and rights under this Agreement; provided, however, neither such pledge nor the enforcement thereof shall release the pledging Term Lender from any of its obligations hereunder or under any of the Loan Documents.

19.18. Maximum Interest Rate.  Regardless of any provision of any Loan Document, neither any Agent nor any Term Lender shall be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by Applicable Law. Any payment which is made which, if treated as interest on a Liability would result in such interest’s exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were “Collateral.”

19.19. Waivers.

(a) The Borrowers’ Representative and each Loan Party (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 19.19(b), below, knowingly, voluntarily, and intentionally, and understands that each Agent and each Term Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Loan Parties as provided herein, whether not or in the future, is relying on such waivers.

(b) THE BORROWERS’ REPRESENTATIVE, EACH LOAN PARTY, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

(i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

(ii) Except as otherwise specifically required hereby or under applicable law, the right to notice and/or hearing prior to an Agent’s exercising of that Agent’s rights upon default.

(iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY AGENT OR ANY TERM LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY AGENT OR ANY TERM LENDER OR IN WHICH ANY AGENT OR ANY TERM LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWERS’ REPRESENTATIVE, ANY LOAN PARTY OR ANY OTHER PERSON AND THE AGENT AND EACH TERM LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

(iv) Except for manifest error, any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Administrative Agent or any Term Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

(v) Any claim to consequential, special, or punitive damages.

19.20. Additional Waivers.

(a) The Liabilities are the joint and several obligations of each Borrower. To the fullest extent permitted by Applicable Law, the obligations of each Borrower hereunder shall not be affected by (i) the failure of any Agent or any Term Lender to assert any claim or demand or to enforce or exercise any right or remedy against any other Borrower under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, or any release of the obligations of any other Borrower from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any Term Lender.

(b) The obligations of each Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any Term Lender to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any default, failure or delay, willful or otherwise, in the performance of the Liabilities, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Liabilities).

(c) To the fullest extent permitted by Applicable Law, each Borrower waives any defense based on or arising out of any defense of any other Borrower or the unenforceability of the Liabilities or any part thereof from any cause, or the cessation from any cause of the liability of any other Borrower, other than the indefeasible payment in full in cash of all the Liabilities. The Collateral Agent and the Term Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Liabilities, make any other accommodation with any other Borrower, or exercise any other right or remedy available to them against any other Borrower, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent that all the Liabilities have been indefeasibly paid in full in cash. Pursuant to Applicable Law, each Borrower waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against any other Borrower, as the case may be, or any security.

(d) Upon payment by any Borrower of any Liabilities, all rights of such Borrower against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Liabilities. In addition, any indebtedness of any Borrower now or hereafter held by any other Borrower is hereby subordinated in right of payment to the prior payment in full of the Liabilities. None of the Borrowers will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Borrower on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Agent and the Term Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Liabilities, whether matured or unmatured, in accordance with the terms of the Loan Documents.

19.21. Intercreditor Agreement.   Each of the Borrowers, the Administrative Agent and the Term Lenders acknowledge that the exercise of certain of the Administrative Agent's rights and remedies hereunder and under the other Loan Documents may be subject to, and restricted by, the provisions of the Intercreditor Agreement.  Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the Loan Parties, the Administrative Agent and the Term Lenders, shall remain in full force and effect.

19.22. Patriot Act Notice. Each Term Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Term Lender) hereby notifies the Loan Parties that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Term Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act.

19.23. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

THE BORROWERS’ REPRESENTATIVE:

DESTINATION XL GROUP, INC.

By	/s/ David A. Levin
Name:	David A. Levin
Title:	President and Chief Executive Officer

OTHER BORROWERS:

CMRG APPAREL, LLC

By	/s/ Peter H. Stratton, Jr.
Name:	Peter H. Stratton, Jr.
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Term Loan and Security Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Sally A. Sheehan
Name:	Sally A. Sheehan
Title:	Director

THE TERM LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Sally A. Sheehan
Name:	Sally A. Sheehan
Title:	Director

[Signature Page to Term Loan and Security Agreement]

EXHIBIT 1.0(a)

Destination XL Group, Inc. Companies

EXHIBIT 1.0(a)

Casual Male Companies

NAME	FEDERAL ID
Destination XL Group, Inc.	04-2623104
Casual Male CANADA Inc.	BN 86224-0074
CMRG Apparel, LLC	02-0525277
Casual Male Store, LLC	20-1627444
Capture, LLC	33-1003155
Casual Male Retail Store, LLC	20-1628392
Casual Male Direct, LLC	20-1628414
Casual Male RBT, LLC	20-1653061
Casual Male RBT (U.K.) LLC	20-1653147
Think Big Products LLC	20-5572744
Canton PL Liquidating Corp.	13-4222128
Casual Male (EUROPE) LLC	26-0854419
CMRG Holdco, LLC	26-1530177
CMRG Apparel Management, Inc.	26-1530263
CMXL Apparel, LP	26-1530365

EXHIBIT 1.0(b)

GUARANTORS

Owner and
Guarantor	Principal Office Address
Casual Male RBT, LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Casual Male CANADA Inc.	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Capture, LLC	Casual Male Store, LLC
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Casual Male Store, LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Casual Male Retail Store, LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Casual Male Direct, LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Casual Male RBT (U.K.) LLC	Casual Male RBT, LLC
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Think Big Products LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Canton PL Liquidating Corp.	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

CMRG Holdco, LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

CMRG Apparel Management, Inc.	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

CMXL Apparel, LP	CMRG Holdco, LLC
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Casual Male (EUROPE), LLC	Destination XL Group, Inc.
555 Turnpike Street	555 Turnpike Street
Canton, MA 02021	Canton, MA 02021

Exhibit 1.01 DXL Stores and BALC Equipment
TYPE OF STORE	ADDRESS	CITY	ST	ZIP	BAML PRIORITY	NOTE NO.
Destination XL	1470 Pleasant Valley Rd	Manchester	CT	06040	X	6
Destination XL	1505 Post Road East	Westport	CT	06880
Destination XL	Regency Square 2406 West Brandon Blvd	Brandon	FL	33511	X	5
Destination XL	9492 South Dixie Hwy	Miami	FL	33156	X	11, 12
Destination XL	13001 W. Sunrise Bvld (Different Address)	Sunrise	FL	33323	X	6
Destination XL	Millenia Crossing 4012 Eastgate Drive, Suite F100	Orlando	FL	32839
Destination XL	3157 Peachtree Road, Ne	Atlanta	GA	30305
Destination XL	Meridian Crossroads, 3427 E. Fairview Ave.	Meridian (Boise)	ID	83642	X	9
Destination XL	723 US 1, Suite 723 C	Indianapolis (Greenwood)	IN	46142	X	9
Destination XL	8480 Castleton Corner Drive	Indianapolis	IN	46250
Destination XL	131 N Burkhardt Road Suite 127	Evansville	IN	47715
Destination XL	5063 Shelbyville Rd.	Louisville	KY	40207	X	11, 12
Destination XL	Dedham Marketplace 735 Providence Hwy	Dedham	MA	02026	X	10, 11
Destination XL	242 Andover Street (Different Address)	Peabody	MA	01960	X	10, 11
Destination XL	Sherwood Plaza 1298 Worcester Street (Different Address)	Natick	MA	01760	X	4
Destination XL	438 Southbridge Street	Auburn (Shrewsbury)	MA	01501
Destination XL	Dobbin Center 6435 Dobbin Road, Unit 26 (Different Address)	Columbia	MD	21045	X	11
Destination XL	Chesapeake Square 6718-E Ritchie Highway	Glen Burnie	MD	21061	X	5
Destination XL	York Ridge Ctr 815 Goucher Blvd.	Towson	MD	21286	X	5
Destination XL	26300 Southfield Rd. (Different Address)	Lathrup Village	MI	48076
Destination XL	Fairlane Green 3480 Fairlane Drive	Allen Park	MI	48101
Destination XL	43263 Crescent Boulevard	Novi	MI	48375	X	6
Destination XL	4385 Miller Road	Flint	MI	48507	X	11, 12
Destination XL	3931 28Th St. Se	Grand Rapids	MI	49512	X	5
Destination XL	Big Beaver Ctr .,2028 W. Big Beaver Rd.	Troy (W. Big Beaver)	MI	48084	X	9
Destination XL	Mid Rivers Plaza 247 Mid River Mall Drive Space 16	Saint Peters	MO	63376
Destination XL	10610 D Centrum Pkwy	Pineville (Centrum)	NC	28134	X	11, 12
Destination XL	4601 Creedmor Road, Suite 105	Raleigh	NC	27612	X	6
Destination XL	3258 Silas Creek Parkway	Winston-Salem	NC	27103	X	6
Destination XL	450 North State Rt. 17	Paramus	NJ	07652
Destination XL	2456 US Hwy 22	Union	NJ	07083	X	8

Destination XL	1730 Clements Bridge Rd.	Deptford	NJ	08096	X	5
Destination XL	220 Haddonfield Rd.	Cherry Hill	NJ	08002	X	6
Destination XL	1381 West Sunset Road (Different Address)	Henderson	NV	89014	X	11
Destination XL	4211 Paradise Road (Different Address)	Las Vegas	NV	89169
Destination XL	5595 South Virginia St., Suite A	Reno	NV	89502	X	11, 12
Destination XL	951 West Jefferson Rd.	Rochester (Henrietta)	NY	14623
Destination XL	137 Alexander Ave. Space 5&6 ( Different Address)	Lake Grove (Centereach)	NY	11755	X	11, 12
Destination XL	2472 Flatbush Ave.	Brooklyn	NY	11234	X	5
Destination XL	152 Glen Cove Rd.	Carle Place	NY	11514
Destination XL	2194 Richmond Avenue	Staten Island	NY	10314
Destination XL	9 Mall Plaza, 1830 South Rd., Ste. 114	Wappingers Falls	NY	12590
Destination XL	5401 N. May Avenue, Suite 700 (Different Address)	Oklahoma City	OK	73112	X	4
Destination XL	625 Commerce Boulevard (Different Address)	Fairless Hills	PA	19030
Destination XL	North Hills Village 4801 Mcnight Rd 91-B (Different Address)	Pittsburgh (North Hills)	PA	15237
Destination XL	5205 Campbells Run Road	Pittsburgh	PA	15205	X	5, 8
Destination XL	2329 Cottman Ave., Space 51 (Different Address)	Philadelphia	PA	19149	X	5
Destination XL	150 Allendale Road Bldg #1, 2nd Floor	King Of Prussia	PA	19406	X	5
Destination XL	3501 Paxton Street G12 (Different Address)	Harrisburg	PA	17109	X	11, 12
Destination XL	The Waterfront, 280 E Waterfront Dr.	Homestead	PA	15120
Destination XL	800 Bald Hill Rd.	Warwick	RI	02886
Destination XL	1005 Bower Street Parkway	Columbia	SC	29212	X	12
Destination XL	Northwoods Market Place 7620 Rivers Ave., Unit 120	N. Charleston	SC	29406	X	11, 12
Destination XL	Magnolia Park 1025 Woodruff Road	Greenville	SC	29607
Destination XL	847 South White Station Road	Memphis	TN	38117
Destination XL	2021 Gallatin Pike N., Ste. 276	Madison (Nashville)	TN	37115	X	9
Destination XL	2107 Gunbarrel Road, Suite 105 (Different Address)	Chattanooga	TN	37421
Destination XL	7922 Kingston Pike	Knoxville	TN	37919	X	8
Destination XL	5393 Westheimer Road (Different Address)	Houston	TX	77056
Destination XL	Willowbrook Plaza 17395 Tomball Parkway, Space 3M	Houston (Willowbrook)	TX	77064	X	11, 14
Destination XL	Cedar Hill 305 W. Fm 1382 (Different Address)	Cedar Hill	TX	75104	X	6
Destination XL	Park North Center, 510 NW Loop 410, Suite 106	San Antonio	TX	78216	X	6
Destination XL	The Shops at La Palmera, 4938 S Staples Street Suite D-13	Corpus Christi	TX	78411
Destination XL	8889 Gateway Blvd. W Bldg. 190 Ste. 550	El Paso	TX	79925	X	9
Destination XL	10515 N. Mo-Pac Expressway Building H	Austin	TX	78759	X	5
Destination XL	2403 S. Stemmons Freeway, Suite 100-Abc	Lewisville	TX	75067

Destination XL	Baybrook Passage, 19419 Gulf Freeway	Webster	TX	77598	X	6
Destination XL	Shops At Stonebriar, 2943 Preston Road Suite 1450	Frisco	TX	75034
Destination XL	Humblewood Shopping Center, 10010 Fm 1960 Bypass Road West	Humble	TX	77338	X	11, 14
Destination XL	12233 Jefferson Avenue Space 5 & 6 (Different Address)	Newport News	VA	23602	X	11, 12
Destination XL	Town Center Station 116 S. Independence Blvd (Different Address)	Virginia Beach	VA	23462	X	5
Destination XL	11736 W. Broad St., Suite 110 (Different Address)	Richmond	VA	23233	X	5
Destination XL	Tysons Corner Ctr 8027 Leesburg Pike	Vienna/Tysons Corner	VA	22182	X	8
Destination XL	Staples Plaza, 861 Williston Rd.	S Burlington	VT	05403	X	11, 13
Destination XL	5015 Tacoma Mall Boulevard	Tacoma	WA	98409	X	11, 12
Destination XL	Bluemound Center, 17445 W. Bluemound Road	Brookfield	WI	53045
Destination XL	1111 Mutual Way (Different Address)	Grand Chute (Appleton)	WI	54913	X	5
Destination XL	Diamond Retail Ctr 523 S. Gammon Rd (Different Address)	Madison	WI	53719	X	9
Destination XL	6170 South State Street	Murray	UT	84107
Destination XL	585 South 24 West	Billings	MT	59102	X	11
Destination XL	1705 E Camelback Road	Phoenix	AZ	85016
Destination XL	4055 N. Oracle Rd.	Tucson	AZ	85705	X	6
Destination XL	2830 W. Chandler Blvd.	Chandler	AZ	85224	X	11, 12
Destination XL	Arrowhead Town Center, 7530 West Bell Rd Ste 103A-B	Glendale	AZ	85308	X	6
Destination XL	1004 West Valley Parkway Unit 23	Escondido	CA	92025	X	11
Destination XL	6041 Topanga Canyon Blvd.	Woodland Hills	CA	91367	X	5
Destination XL	1202 El Camino Real (Different Address)	San Bruno	CA	94066
Destination XL	319 S. Winchester Blvd. (Different Address)	San Jose	CA	95128
Destination XL	651 Contra Costa Blvd.	Pleasant Hill	CA	94523
Destination XL	4935-B North Blackstone Avenue	Fresno	CA	93710	X	6
Destination XL	13766 Jamboree Road (Different Address)	Irvine (Tustin)	CA	92602	X	11, 12
Destination XL	Westfield Mall 72-840 Highway 111 #2470	Palm Desert	CA	92260	X	14
Destination XL	Lakewood Ctr., 4437 Candlewood Street	Lakewood	CA	90712
Destination XL	12455 Victoria Gardens Ln Ste#170	Rancho Cucamonga	CA	91739	X	5
Destination XL	429 South Associated Road	Brea	CA	92821
Destination XL	Mission Valley Mall 1640 Camino Del Rio North Suite 180	San Diego	CA	92108
Destination XL	210 Saint Paul Street (Different Address)	Denver	CO	80206
Destination XL	14182 East Cedar Avenue	Aurora	CO	80012
Destination XL	113 E. Chicago Avenue	Chicago	IL	60611	X	9
Destination XL	Rivertree Court 701 N. Milwaukee Ave (Different Address)	Vernon Hills	IL	60061	X	6
Destination XL	17 W. 180 22nd St.	Oakbrook Terrace	IL	60181

Destination XL	St Clair Square, 315 St. Clair Square 315	Fairview Heights	IL	62208	X	11, 12
Destination XL	Schaumburg Promenade, 1985 East Golf Road	Schaumburg	IL	60173
Destination XL	9702 Quivira Road (Different Address)	Lenexa (Overland Park)	KS	66215	X	11, 12
Destination XL	8303 E. Kellogg Drive	Wichita	KS	67207	X	11, 12
Destination XL	Outlet Mall Of Kittery 8 Dexter Lane	Kittery	ME	03904
Destination XL	Rosedale Commons Shopping Center 2480 Fairview Ave. N, Space 145	Roseville	MN	55113	X	5
Destination XL	101 S. 48th Suite 4	Lincoln	NE	68510	X	6
Destination XL	611 N. 98Th Street (Different Address)	Omaha	NE	68114	X	6
Destination XL	189 South Broadway Rte. 28	Salem	NH	03079
Destination XL	6601 Menaul Street	Albuquerque	NM	87110	X	11, 12
Destination XL	4626 Great Northern Boulevard (Different Address)	N Olmsted	OH	44070
Destination XL	Belden Whipple Ctr. 5106 Whipple Highway	Canton	OH	44718	X	14
Destination XL	11711 Princeton Pike, Suite 961 (Different Address)	Cincinnati	OH	45246	X	4
Destination XL	7924 Springboro Pike	Miamisburg	OH	45342	X	6
Destination XL	4014 B Medina Rd.	Copley (Fairlawn)	OH	44333	X	11, 12
Destination XL	Gemini Place Towne Ctr, 1424 Gemini Place	Columbus	OH	43240
Destination XL	Village Square Shopping Ctr. 27079 Chagrin Blvd	Woodmere (Mentor)	OH	44122
Destination XL	Jantzen Beach Center 12125 N Parker Ave	Portland (Jantzen Beach)	OR	97217	X	11, 14
Destination XL	4243 Ambassador Caffery Pkwy, Suite 108	Lafayette	LA	70508
Destination XL	13804 East Indiana Avenue, Unit B	Spokane Valley	WA	99216
Destination XL	962 South Randall Road, Unit B	St. Charles	IL	60174
Destination XL	7020 South Memoria Drive	Tulsa	OK	74133
Destination XL	10250 SW Washington Square Rd, Sp #C01	Portland	OR	97223
Destination XL	1723 Montgomery Highway, Ste 111	Birmingham (Hoover)	AL	35244	X	8

Total # Destination XL Stores:   125

Total # Unencumbered: 49

362 Total Stores

TYPE OF STORE	ADDRESS	CITY	ST	ZIP	BAML PRIORITY	NOTE NO.
Casual Male	4710-B University Drive	Huntsville	AL	35816
Casual Male	1216 S University Ave	Little Rock	AR	72204
Casual Male	109 Federal Road (Different Address)	Danbury	CT	06811
Casual Male	5728 International Dr.	Orlando	FL	32819
Casual Male	1749 Ne 163 Rd Street	N Miami Beach	FL	33162
Casual Male	1990 N. Military Trail	W Palm Beach	FL	33409
Casual Male	3558 Sw. College Rd	Ocala	FL	34474
Casual Male	3196 N. State Rd 7 Reef Plz	Lauderdale Lakes	FL	33319
Casual Male	2110 W. International Speedway Blvd.	Daytona Beach	FL	32114
Casual Male	2700 State Rd. 16 Suite 815	St. Augustine	FL	32092
Casual Male	10359 Ulmerton Rd.	Largo	FL	33771
Casual Male	8015 Citrus Park Drive	Tampa	FL	33625
Casual Male	Towers of Waterford Lakes, 464 N Alafaya Trl., Suite 108	Orlando	FL	32828
Casual Male	7681 N Point Pkwy, Suite 500	Alpharetta	GA	30022
Casual Male	1950 Pleasant Hill Rd, Suite B	Duluth	GA	30096
Casual Male	3435 Wrightsboro Rd, Suite 1206	Augusta	GA	30909
Casual Male	6715 Jonesboro Rd., Suite H	Morrow	GA	30260
Casual Male	440 Barrett Pkwy, Suite 17	Kennesaw	GA	30144
Casual Male	8801 University Ave. (Different Address)	Clive	IA	50325
Casual Male	902 West Kimberly Road	Davenport	IA	52806
Casual Male	1392 Twixt Town Road	Marion	IA	52302
Casual Male	2217A E. 80Th Ave.	Merrillville	IN	46410
Casual Male	Indian Ridge Sc 5776 Grape Rd.	Mishawaka	IN	46545
Casual Male	1530 N Green River Rd. Bldg A	Evansville	IN	47715
Casual Male	501 Coliseum Blvd. E.	Ft Wayne	IN	46805
Casual Male	1740 Lighthouse Place	Michigan City	IN	46360
Casual Male	2522 Scottsville Rd	Bowling Green	KY	42104
Casual Male	7634 Mall Rd.	Florence	KY	41042
Casual Male	3501 Ambassador Caffrey	Lafayette	LA	70503
Casual Male	9490 Airline Hwy	Baton Rouge	LA	70815
Casual Male	Louisiana Boardwalk 640 Boardwalk Blvd.	Bossier City	LA	71111
Casual Male	21 Faunce Corner Rd.	N Dartmouth	MA	02747
Casual Male	440 Middlesex Rd Space D-8	Tyngsboro	MA	01879

Casual Male	1410 Washington St. Hanover Sc	Hanover	MA	02339
Casual Male	223-227 Memorial Ave.	W Springfield	MA	01089
Casual Male	91 Middlesex Turnpike	Burlington	MA	01803
Casual Male	80A Boston Turnpike	Shrewsbury	MA	01545
Casual Male	7565 Greenbelt Rd., Space 205	Greenbelt	MD	20770
Casual Male	5736 Silver Hill Rd.	District Heights	MD	20747
Casual Male	3376 Crain Highway	Waldorf	MD	20603
Casual Male	2091 West St Suite B	Annapolis	MD	21401
Casual Male	1170 W Patrick St Suites G & H	Frederick	MD	21702
Casual Male	495 Premium Outlets Blvd.	Hagerstown	MD	21740
Casual Male	13967 Lakeside Circle	Sterling Heights	MI	48313
Casual Male	3576 Washtenaw Ave.	Ann Arbor	MI	48104
Casual Male	23007 Eureka Rd. (Different Address)	Taylor	MI	48180
Casual Male	5743 South Westnedge Ave	Portage	MI	49002
Casual Male	30160 Gratiot Ave.	Roseville	MI	48066
Casual Male	12150 South Beyer Rd. Space F050	Birch Run	MI	48415
Casual Male	1475 N Burkhart Rd, Suite D180	Howell	MI	48855
Casual Male	4083 Veterans Memorial Parkway	St Peters	MO	63376
Casual Male	1418 E Battlefield Rd.	Springfield	MO	65804
Casual Male	Tanger Outlet Cntr. 300 Tanger Blvd. Ste 103	Branson	MO	65616
Casual Male	Factory Outlet Village 4540 Highway 54, Suite N4	Osage Beach	MO	65065
Casual Male	19110 A E. 39Th Street (Different Address)	Independence	MO	64055
Casual Male	2101 West Broadway Suite Ee	Columbia	MO	65203
Casual Male	8401 North Mercier Avenue	Kansas City	MO	64155
Casual Male	Tanger Outlets 4000 Arrowhead Boulevard, Suite 874	Mebane	NC	27302
Casual Male	3806-A High Point Rd.	Greensboro	NC	27407
Casual Male	2400 Outlet Center Drive, Space 450	Smithfield	NC	27577
Casual Male	540 US Highway 46	Totowa	NJ	07512
Casual Male	236 Lafayette Road	Menlo Park	NJ	08837
Casual Male	1232 Hooper Ave.	Tom'S River	NJ	08753
Casual Male	3256 Brunswick Pike	Lawrenceville	NJ	08648
Casual Male	200 Mill Creek Dr., Unit A	Secaucus	NJ	07094
Casual Male	288 Rte. 10 W (Described As "Ledgwood")	Succasunna	NJ	07876
Casual Male	326 Rte. 18	E Brunswick	NJ	08816
Casual Male	135 Bloomfield Ave.	Bloomfield	NJ	07003

Casual Male	936 Rte 22 E.	Somerville	NJ	08876
Casual Male	430 Consumer Square	Mays Landing	NJ	08330
Casual Male	89 Rte. 17 South	E. Rutherford	NJ	07073
Casual Male	2872 Highway 35 South	Hazlet	NJ	07730
Casual Male	1228-1230 Niagara Falls Blvd.	Tonawanda	NY	14150
Casual Male	110 Wolf Rd.	Albany	NY	12205
Casual Male	38 Rockland Pl. Sp. 24	Nanuet	NY	10954
Casual Male	2369 Central Park Avenue	Yonkers	NY	10710
Casual Male	1955 South Road.	Poughkeepsie	NY	12601
Casual Male	5060A Sunrise Hwy	Massapequa	NY	11762
Casual Male	2094 Bartow Ave Bay Plz Sc	Bronx	NY	10475
Casual Male	2325 Richmond Ave (Different Address)	Staten Island	NY	10314
Casual Male	310 Reynolds Road	Johnson City	NY	13790
Casual Male	320 W Sunrise Hwy	Valley Stream	NY	11582
Casual Male	1757 Sunrise Hwy	Bayshore (Long Is)	NY	11706
Casual Male	2130 Walden Ave.	Cheektowaga	NY	14225
Casual Male	3514 W Genesee St.	Syracuse	NY	13219
Casual Male	89-55 Queens Blvd.	Elmhurst	NY	11373
Casual Male	Orange Plaza, 444 Route 211 East, Suite #3	Middletown	NY	10940
Casual Male	Lake Success Shop Cntr., 1444 Union Trnpke	New Hyde Park	NY	11040
Casual Male	8228 E 61St St., Suite 101	Tulsa	OK	74133
Casual Male	220 Baltimore Pike	Springfield	PA	19064
Casual Male	Keystone Place, 6815 Peach Street, Space A-13 (Different Address)	Erie	PA	16509
Casual Male	Triangle Plz 677H Kidder St.	Wilkes Barre	PA	18702
Casual Male	3832 William Penn Hwy	Monroeville	PA	15146
Casual Male	Rte. 6 Scranton-Carbondale Hwy	Scranton	PA	18508
Casual Male	2367 Macarthur Rd.	Whitehall (Allentown	PA	18052
Casual Male	240 Park Hills Plaza	Altoona	PA	16602
Casual Male	311 West Moreland Road	Willow Grove	PA	19090
Casual Male	Phil Prem Otlts 18 Lightcap Rd., Ste 167	Pottstown	PA	19464
Casual Male	2777 Paper Mill Rd, Suite C-3A	Wyomissing	PA	19610	X	4
Casual Male	Quartermaster Plaza 2306 W. Oregon Ave. Sp. F-3	Philadelphia	PA	19145
Casual Male	5240 Route 30	Greensburg	PA	15601
Casual Male	2410 Laurens Rd.	Greenville	SC	29607
Casual Male	3500 W. Sat St.	Sioux Falls	SD	57106

Casual Male	5295 Hickory Hollow Parkway	Antioch	TN	37013
Casual Male	1725 North Town East Boulevard	Mesquite	TX	75150
Casual Male	4100 South Cooper Street	Arlington	TX	76015
Casual Male	6898 Southwest Freeway	Houston	TX	77074
Casual Male	Woflin Sq. 2221 I-40 W	Amarillo	TX	79109
Casual Male	4408 50th St.	Lubbock	TX	79414
Casual Male	5504 San Bernado Ave., Ste. 100	Laredo	TX	78041
Casual Male	4621 S. Hulen St.	Ft Worth	TX	76132
Casual Male	4410 N Midkiff Rd., Suite B-1	Midland	TX	79705
Casual Male	4217 S Broadway Ave.	Tyler	TX	75701
Casual Male	Westgate Shopping Center, 19504 Katy Freeway	Houston	TX	77094
Casual Male	19075 I-45 South, Suite 400 Portofino Center	Shenandoah	TX	77385
Casual Male	1919 Valley View Blvd. Northwest	Roanoke	VA	24012
Casual Male	6010 N. Division St.	Spokane	WA	99208
Casual Male	19220 Alderwood Mall Pkwy. Suite 130	Lynnwood	WA	98036
Casual Male	4751 S 76th St.	Greenfield	WI	53220
Casual Male	90 Rhl Boulevard	South Charleston	WV	25309
Casual Male	4001 Riverdale Rd. #A	Ogden	UT	84405
Casual Male	2285 E. Baseline Rd.	Gilbert	AZ	85234
Casual Male	Nordhoff Plaza, 19422 Nordoff Street	Northridge	CA	91324
Casual Male	13000 Folsom Blvd., Suite 1440	Folsom	CA	95630
Casual Male	Citadel Outlets 100 Citadel Dr., Suite #660	Commerce	CA	90040
Casual Male	16129 S Hawthorne Blvd., Suite F	Lawndale	CA	90260
Casual Male	1701 Ethan Way	Sacramento	CA	95815
Casual Male	8000 Amador Valley Blvd.	Dublin	CA	94568
Casual Male	3200 Sisk Rd., Unit G	Modesto	CA	95356
Casual Male	798 Inland Ctr. Dr.	San Bernardino	CA	92408
Casual Male	1911 Santa Rosa Ave.	Santa Rosa	CA	95407
Casual Male	3699 Ming Ave Ming Plaza	Bakersfield	CA	93309
Casual Male	Robinhood Plaza, 5756 Pacific Avenue	Stockton	CA	95207
Casual Male	882 Blossom Hill Rd.	San Jose	CA	95123
Casual Male	330 S Vincent Ave.	W Covina	CA	91790
Casual Male	15099 Hesperian Blvd Suite E&F	San Leandro	CA	94578
Casual Male	5592 S Sepulveda Blvd.	Culver City	CA	90230
Casual Male	12544-B Amargosa Road	Victorville	CA	92392

Casual Male	25640 The Old Road	Valencia	CA	91381
Casual Male	7601 Carson Blvd.	Long Beach	CA	90808
Casual Male	301 West Explanade Drive	Oxnard	CA	93030
Casual Male	The Orchard@Saddleback 23600 El Toro Rd. Sts. A&B	Lake Forest	CA	92630
Casual Male	700 N Johnson Ave Suite 1	El Cajon	CA	92020
Casual Male	507 N Academy Blvd Citadel Xg	Colorado Springs	CO	80909
Casual Male	8725 Sheridan Blvd Unit B	Westminster	CO	80003
Casual Male	9078 Westview Rd, Suite 100	Lone Tree	CO	80124
Casual Male	8735 S Cicero Ave.	Hometown	IL	60456
Casual Male	1359 N. Larkin St.	Joliet	IL	60435
Casual Male	1407 N. Veterans Pkwy	Bloomington	IL	61704
Casual Male	2450 Wabash Space 101	Springfield	IL	62704
Casual Male	1006 W Anthony Dr., Suites A & B	Champaign	IL	61820
Casual Male	618 S. Rte 59 Naper W Plz #112	Naperville	IL	60540
Casual Male	6376 East State Steet	Rockford	IL	61108
Casual Male	9410-A Skokie Blvd.	Skokie	IL	60077
Casual Male	1930 S W Wanamaker Rd Suite E	Topeka	KS	66604
Casual Male	220 Maine Mall Rd.	S Portland	ME	04106
Casual Male	1501 Plymouth Road (Different Address)	Minnetonka	MN	55305
Casual Male	712 W County Rd 42	Burnsville	MN	55337
Casual Male	6415 Labeaux Ave. NE	Albertville	MN	55301
Casual Male	4340 13Th Ave SW	Fargo	ND	58103
Casual Male	346 S Broadway	Salem	NH	03079
Casual Male	1113 Kenney Center	Columbus	OH	43220
Casual Male	4755 Northfield Rd.	N Randall	OH	44128
Casual Male	926 Boardman-Poland Rd.	Boardman	OH	44512
Casual Male	7619 Mentor Ave.	Mentor	OH	44060
Casual Male	8705 SW Hall Blvd.	Beaverton (Tigard)	OR	97008
Casual Male	1132 Lancaster Drive NE	Salem	OR	97301
Casual Male	8864 SE Sunnyside Rd.	Clackamas	OR	97015
Casual Male	2601 South Mckenzie St., Suit S476	Foley	AL	36535
Casual Male	2108 South Caraway	Jonesboro	AR	72401
Casual Male	1501 Boston Post Rd	Milford	CT	06460
Casual Male	1869 Dixwell Avenue	Hamden	CT	06514
Casual Male	Glenwood Village 7 Glenwood Rd., Suite E	Clinton	CT	06413	X	4

Casual Male	3924 Kirkwood Hwy Rte 2	Wilmington	DE	19808
Casual Male	Midway Galleria 18701 Coastal Hwy, Space 2,3&4	Rehoboth Beach	DE	19971	X	8
Casual Male	66 Blanding Blvd.	Orange Park	FL	32073
Casual Male	9402 Arlington Exwy	Jacksonville	FL	32225
Casual Male	620 East Altamonte Drive	Altamonte Springs	FL	32701
Casual Male	4455 Cleveland Ave	Ft Myers	FL	33901
Casual Male	2128 Sagamore Pkwy S	Lafayette	IN	47905
Casual Male	11747 N Executive Dr. Space B80	Edinburgh	IN	46124
Casual Male	3270 Nicholasville Rd.	Lexington	KY	40503
Casual Male	3750 Veterans Memorial Blvd.	Metairie	LA	70002
Casual Male	11503-A Rockville Pike	Rockville	MD	20852
Casual Male	4434 Bay Rd.	Saginaw	MI	48603
Casual Male	5849 W Saginaw Hwy Delta Ctr.	Lansing	MI	48917
Casual Male	1026 South Brentwood Blvd.	Richmond Heights	MO	63117
Casual Male	L&L Ferry Crssng., 4016 Lemay Ferry Rd.	St Louis	MO	63129
Casual Male	1039 E Country Line Rd., Suite A	Jackson	MS	39211
Casual Male	10737 Factory Shops Blvd.	Gulfport	MS	39503
Casual Male	64 Tunnel Rd.	Asheville	NC	28805
Casual Male	13340 Preston Rd.	Dallas	TX	75240
Casual Male	Rio Grande Val.Prem.Out., 5001 E. Exprsswy. 83 #230	Mercedes	TX	78570
Casual Male	3200 Plank Road	Fredericksburg	VA	22407
Casual Male	17401 Southcenter Pkwy. Suite 141	Tukwila	WA	98188
Casual Male	2990 Midway Dr.	San Diego	CA	92110
Casual Male	4724 W Lincoln Highway	Matteson	IL	60443
Casual Male	3526-3528 N. University Ave.	Peoria	IL	61604
Casual Male	9396 West 159th Street	Orland Park	IL	60462
Casual Male	1730 West Fullerton Ave, Unit 22	Chicago	IL	60614
Casual Male	Vero Beach Outlets 1757 94Th Dr., Suite D180	Vero Beach	FL	32966
Casual Male	455 Belwood Rd Se, Suite 60	Calhoun	GA	30701
Casual Male	800 Steven B Tanger Blvd S/310	Commerce	GA	30529
Casual Male	112-A Tanger Drive	Williamsburg	IA	52361
Casual Male	Jackson Premium Outlets, 537 Monmouth Rd. Sp. 322	Jackson	NJ	08527
Casual Male	Fashion Outlets 1630 Military Rd. (Different Address)	Niagara Falls	NY	14304
Casual Male	1492 Rte. 9	Lake George	NY	12845
Casual Male	655 Rte 318, Suite A005	Waterloo	NY	13165

Casual Male	35 S Willowdale Dr., Box 807	Lancaster	PA	17602
Casual Male	1863 Gettysburg Village Dr., Ste 250	Gettysburg	PA	17325
Casual Male	1000 Route 611, Unit A19	Tannersville	PA	18372
Casual Male	1911 Leesburg Grove City Road, Suite 315	Grove City	PA	16127
Casual Male	Tanger Outlet Cntr 2200 Tanger Blvd., Ste725	Washington	PA	15301
Casual Male	4630 Factory Stores Blvd., Suite A185	Myrtle Beach	SC	29579
Casual Male	2713 Teaster Lane	Pigeon Forge	TN	37863
Casual Male	1111 League Line Rd. Suite 121	Conroe	TX	77303
Casual Male	Tanger Outlets, 4015 Interstate Hwy. 35 Ste. 214	San Marcos	TX	78666
Casual Male	Allen Prem. Outlets, 820 W. Stacey Rd. Suite 330	Allen	TX	75013
Casual Male	Rnd. Rck. Prem. Out., 4401 N. Ih 35, Suite #869	Round Rock	TX	78664
Casual Male	29300 Hempstead Rd., Ste. #804	Cypress	TX	77433
Casual Male	13289 Worth Avenue	Woodbridge	VA	22192
Casual Male	11601 108th St. #528	Pleasant Prairie	WI	53158
Casual Male	622 W. Linmar Ln., Suite D-25	Johnson Creek	WI	53038
Casual Male	131 Nut Tree Rd., Suite K	Vacaville	CA	95687
Casual Male	17600 Collier Ave., Suite H184	Lake Elsinore	CA	92530
Casual Male	5732 Mcwhinney Blvd Space E-40	Loveland	CO	80538
Casual Male	120 Laconia Rd., Ste. 206 Lake Rg	Tilton	NH	03276
Casual Male	8115 Factory Shops Boulevard	Jeffersonville	OH	43128

Total # Casual Male Stores: 228

Total # Unencumbered: 225

TYPE OF STORE	ADDRESS	CITY	ST	ZIP	BAML PRIORITY	NOTE NO.
Rochester B&T	90 Brompton Rd.	London	ENG	SW3 1ER
Rochester B&T	700 Mission St.	San Francisco	CA	94103
Rochester B&T	9737 Wilshire Blvd.	Beverly Hills	CA	90212
Rochester B&T	1020 Connecticut Ave. N.W.	Washington	DC	20036
Rochester B&T	Loehmans Fashion Island 18801-A Biscayne Blvd.	Aventura	FL	33180
Rochester B&T	2301 Glades Road	Boca Raton	FL	33434
Rochester B&T	1301 Avenue of the Americas	New York	NY	10019
Rochester B&T	1625 Northern Boulevard	Manhasset	NY	11030
Rochester B&T	Preston Forest Village 11661 Preston Rd.	Dallas	TX	75230

9

TYPE OF STORE	ADDRESS	CITY	ST	ZIP	BAML PRIORITY	NOTE NO.
HEADQUARTERS	555 Turnpike Street	Canton	MA	02021	X	3, 7, 10, 11, 12, 13

Exhibit 1.1

Permitted Encumbrances

Debtor Name	Jurisdiction	Type	File Date	File No.	Secured Party Name	Status	Description
Casual Male Retail Group, Inc.	Delaware	UCC-1	09/21/05	52915453	De Lage Landen Financial Services, Inc.	Active	DMX2000 for AS400 System
Casual Male Retail Group, Inc.	Delaware	UCC-1	12/03/2010	04249094	De Lage Landen Financial Services, Inc.	Active	DMX2000 for AS400 System
Destination XL Group, Inc.	Delaware	UCC-1	10/01/2013	3829455	Berkshire Bank - This was assigned by Banc of America Leasing & Capital, LLC on 10/08/2013	Active	Distribution Center equipment, signage, corporate security system and corporate computer and communication equipment
Destination XL Group, Inc.	Delaware	UCC-1	10/01/2013	3831790	Bridge Capital Leasing, Inc. - This was assigned by Banc of America Leasing & Capital, LLC on 10/25/2013	Active	Store fixtures
Destination XL Group, Inc.	Delaware	UCC-1	12/22/2013	5069506	Berkshire Bank - This was assigned by Banc of America Leasing & Capital, LLC on 03/31/2014	Active	Distribution Center equipment, signage, corporate security system and corporate computer and communication equipment
Destination XL Group, Inc.	Delaware	UCC-1	03/31/2014	1247402	Berkshire Bank - This was assigned by Banc of America Leasing & Capital, LLC on	Active	Distribution Center equipment, signage, corporate security system and corporate
					04/09/2014		computer and communication equipment
Destination XL Group, Inc.	Delaware	UCC-1	06/20/2014	2440402	Berkshire Bank - This was assigned by Banc of America Leasing & Capital, LLC on 06/26/2014	Active	Distribution Center equipment, signage, corporate security system and corporate computer and communication equipment
Destination XL Group, Inc.	Delaware	UCC-1	09/11/2014	3636099	Everbank Commercial Finance, Inc.	Active	Equipment leased pursuant to Payment Plan Agreement

EXHIBIT 2.10

Term Note

CHOATE DRAFT DATED OCTOBER 8, 2014

TERM NOTE

$15,000,000.00	October [ ], 2014

Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (hereinafter, with any subsequent holders, the “Term Lender”), a national banking association having an office at One Boston Place, 18th Floor, Boston, Massachusetts 02108, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal balance of Term Loans made to or for the account of the Borrowers pursuant to the Term Loan and Security Agreement dated as of October [ ], 2014 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”)  between Wells Fargo Bank, National Association, a national banking association having an office at One Boston Place, 18th Floor, Boston, Massachusetts 02108, as Administrative Agent and as Collateral Agent (with any successor in such capacities, so referred to herein) for the benefit of the Term Lenders, on the one hand, and each of the Borrowers, on the other hand, with interest at the rate and payable in the manner stated therein.

This Term Note is a “Term Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. Terms used herein which are defined in the Loan Agreement are used as so defined.

The principal of, and interest on, this Term Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning loans and advances pursuant to the Term Facility, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.

No delay or omission by the Administrative Agent or the Term Lender in exercising or enforcing any of the Administrative  Agent’s or the Term Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrowers, and each endorser and guarantor of this Term Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence  (including,  without limitation, the release or substitution of Collateral) permitted by the Administrative Agent with respect to this Term Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Term Note.

This Term Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Term Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Term Note, are joint and several; provided, however, the release by the Administrative Agent or the Term Lender of any one or more such Persons, endorsers or guarantors shall not release any other Person obligated on account of this Term Note. Each reference in this Term Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Term Note may seek contribution from any other Person also obligated unless and until all Liabilities, obligations and indebtedness to the Term Lender of the Person from whom contribution is sought have been satisfied in full.

This Term Note is delivered at the offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of the State of New York (without regard to the conflict of laws principles thereof, but including Section 5-1401 of the New York General Obligations Law), and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Term Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Term Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE TERM LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE TERM LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ADMINISTRATIVE AGENT AND/OR THE TERM LENDER OR IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE TERM LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE ADMINISTRATIVE AGENT AND/OR THE TERM LENDER.

[Signature Page to Follow]

2

The Borrowers:

Witness:	DESTINATION XL GROUP, INC.

By:
Name: Title:

Witness:	CMRG APPAREL, LLC

By:
Name: Title:

[Signature Page to Term Note]

Exhibit 2.21

Term Lenders’ Commitments

Term Lender	Term Percentage Commitment	Term Dollar Commitment
Wells Fargo Bank, National Association	100.000000000%	$15,000,000

EXHIBIT 3.8(b)

Existing Defaults under Material Contracts

None.

EXHIBIT 4.2

Loan Parties' Information

Name	Jurisdiction of Organization	Federal Tax ID #
Destination XL Group, Inc.	Delaware	04-2623104
CMRG Apparel, LLC	Delaware	02-0525277
Casual Male RBT, LLC	Delaware	20-1653061
Casual Male RBT (U.K.) LLC	Delaware	20-1653147
Casual Male CANADA Inc.	Ontario, Canada	BN 86224-0074
Capture, LLC	Virginia	33-1003155
Casual Male Store, LLC	Delaware	20-1627444
Casual Male Retail Store, LLC	Delaware	20-1628392
Casual Male Direct, LLC	Delaware	20-1628414
Think Big Products LLC	Delaware	20-5572744
Canton PL Liquidating Corp.	Nevada	13-4222128
Casual Male (Europe) LLC	Delaware	26-0854419
CMRG Holdco, LLC	Delaware	26-1530177
CMRG Apparel Management, Inc.	Delaware	26-1530263
CMXL Apparel, LP	Delaware	26-153065
CMRG Global Holdings, Ltd.*	Cayman Islands	TR-208869
CMRG Europe B.V.* *Affiliate	Netherlands	NL8194.91.524.B01

EXHIBIT 4.3

TRADE NAMES

UNITED STATES TRADEMARK REGISTRATIONS

TRADEMARK/SERVICE MARK	REGISTRATION NUMBER	REGISTRATION DATE
ALEXANDER LLOYD	1792707	09/14/93
B&T FACTORY STORE & design (SM)	2443351	04/01/01
B&T BIG & TALL FACTORY STORE & design (SM)	2415558	12/26/00
BIG & TALL & design (SM) (stylized)(yellow)	1553379 (Supplemental)	08/22/89
BIG & TALL CASUAL MALE & design (SM)	2080852	07/22/97
BOLDXL	3576148	02/17/09
BIG ON BEING BETTER	4389472	08/20/13
BTDIRECT.COM (SM)	3699266	10/20/09
CANYON RIDGE	2159159	05/19/98
CASTAGNE (Italian‐to‐English translation	3354065	12/11/07
“Chestnuts”)
CASUAL MALE	2838614	05/04/04
CASUAL MALE (SM)	2198042	10/20/98
CASUAL MALE BIG & TALL (SM)	2036883	02/11/97
CASUAL MALE BIG & TALL & design (SM)	2080851	07/22/97
CASUAL MALE XL (SM)	3180088	12/05/06
CASUAL MALE XL & design (SM)	52289 (Arizona)	11/09/07
CASUAL MALE XL & design (SM)	T06000000743 (Florida)	07/16/06
COMFORT ZONE	3525088	10/28/08
CONTINUOUS COMFORT	3951882	04/26/11
DESTINATIONXL (SM)	3933434	03/22/11
DESTINATION XL (SM)	4377756	7/30/13
DRY‐ACTION	3067127	03/14/06
DURABELT	4075039	12/20/12
DXL (SM)	3862017	10/12/10
DXL (stylized) (color feature of mark) (SM)	4327582	04/30/13
DXL DESTINATIONXL (stylized) (SM) (large DXL on top of smaller DESTINATION XL)	4030810	09/27/11
DXL DESTINATION XL & design (SM) (large DXL in front of smaller DESTINATION XL)	4381307	08/06/13
FLEX‐ZONE	2997389	09/20/05
GLACIER TEC	2810224	02/03/04
GRADE A JEANS	2490404	09/18/01
GRANDE CENTRAL BIG & TALL CLOTHING CO.	2635630	10/15/02
HARBOR BAY	2531456	07/24/01
HB SPORT HARBOR BAY	2471393	01/22/02
HB SPORT HARBOR BAY & design	2566969	05/07/02
HIGH AND MIGHTY	1034385	02/24/76
HIGH & MIGHTY (SM)	1171694	09/29/81
HIMALAYA	1974456	05/21/96
HIMALAYA OUTFITTERS	1975575	05/28/96
ISLAND OUTFITTERS	3257541	07/03/07
ISLAND PASSPORT	3559858	01/13/09

LIVINGXL (SM)	3391690	03/04/08
METROFUSION	3614535	05/05/09
NATURAL EXCHANGE BY ALEXANDER LLOYD	2018824	11/26/96
NECK‐RELAXER	2938844	04/15/05
OAK HILL	3355267	12/18/07
OAKHILL ESTABLISHED 1972 & Tree Design	3351230	12/11/07
REPP	2652826 (Supplemental)	11/19/02
REPP	3622362 (Principal)	05/19/09
REPP (SM)	2667795	12/31/02
REPP, LTD. & design	1242946	06/21/83
REPP TECH	2346534	05/02/00
ROCHESTER	3262383	07/10/07
ROCHESTER BIG & TALL (SM)	3218730	03/13/07
ROCHESTER CLOTHING	4182387	07/31/12
ROCHESTER SPORT FOR BIG & TALL MEN *	2975701	07/26/05
SHOESXL	3482602 (Supplemental)	08/05/08
SOCIETY OF ONE	3515729	10/14/08
STAIN‐FIGHTER	2997388	09/20/05
THINK BIG	2643269	10/29/02
THINK BIG (SM)	2324049	02/29/00
THINK BIG (multi‐classification novelty items)	2802643	01/06/04
TRAVELER TECHNOLOGY	3265921	07/17/07
TRUE NATION	3946344	04/12/11
WAIST‐RELAXER	2650656	11/12/02
WORKWEARXL (SM)	4273579 (Supplemental)	01/08/13
*	By way of assignment pursuant to acquisition of Rochester Big & Tall Clothing on October 29, 2004.

UNITED STATES TRADEMARK APPLICATIONS

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
YOU’RE LOOKING GOOD	86/245647	04/18/14

CANADA TRADEMARK REGISTRATIONS

TRADEMARK/SERVICE MARK	REGISTRATION NUMBER	REGISTRATION DATE
CASUAL MALE	TMA846671	03/20/13
CASUAL MALE BIG & TALL (SM)	TMA714507	05/15/08
CASUAL MALE XL	TMA715826	06/03/08
COMFORT ZONE	TMA765390	04/30/10
COMFORT ZONE *	TMA499960	09/02/98
CONTINUOUS COMFORT	TMA791599	02/25/11
DURABELT	TMA830692	08/27/12
FLEX‐ZONE	TMA689720	06/13/07
GLACIER TEC (clothing)	TMA677140	11/16/06
GLACIER TEC (footwear, caps and gloves)	TMA653857	11/29/05
HARBOR BAY	TMA642520	06/20/05
HB SPORT HARBOR BAY	TMA677612	11/24/06
HIMALAYA	TMA665615	06/05/06
HIMALAYA OUTFITTERS	TMA677613	11/24/06
NECK‐RELAXER	TMA654960	12/13/05
ROCHESTER	TMA857204	08/07/13
ROCHESTER BIG & TALL	TMA701192	11/21/07
SHOESXL	TMA726233	10/16/08
STAIN‐FIGHTER	TMA670418	08/16/08
THINKBIG (SM)	TMA677300	11/17/06
THINKBIGDIRECT.COM	TMA642522	06/20/05
TRAVELER TECHNOLOGY	TMA713504	05/05/08
WAIST‐RELAXER	TMA642042	06/15/05

* Acquired from Quality Brokerage Ltd. pursuant to Agreement, dated 04/09/07

CANADA TRADEMARK APPLICATIONS (PENDING)

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
BIG & TALL & design (SM)	1210501	03/17/04
BIG & TALL CASUAL MALE & design (SM)	1210536	03/17/04
BIG ON BEING BETTER (SM)	1592493	08/31/12
BOLDXL	1424348	01/13/09
CASUAL MALE BIG & TALL & design (SM)	1210537	03/17/04
DESTINATION XL	1479930	05/06/10
DXL	1479920	05/06/10
DXL (stylized)	1592494	08/31/12
DXL DESTINATION XL & design (SM)	1510470	01/07/10
SUPERSIZEWORLD	1347887	11/14/07
TRUE NATION	1513104	01/28/11

EUROPEAN (COMMUNITY) TRADEMARK REGISTRATIONS

TRADEMARK/SERVICE MARK	REGISTRATION NUMBER	REGISTRATION DATE
BOLDXL	007518517	01/13/09
BT DIRECT	006183479	08/09/07
CASUAL MALE	004325742	05/17/06
COMFORT ZONE	004325783	04/21/08
CONTINUOUS COMFORT	009097321	06/03/11
DESTINATION XL	009097081	01/03/11
DURABELT	009716754	07/12/11
DXL	9097247	08/18/12
HARBOR BAY	004325833	04/18/06
LIVINGXL	006183578	09/21/09
OAK HILL	006269112	09/10/07
OAK HILL ESTABLISHED 1972 & Design	006269138	09/10/07
SHOESXL	005917398	05/19/09
SUPERSIZEWORLD	005917349	05/18/07
TRUE NATION	009699042	08/17/11
TWENTY EIGHT DEGREES	009619818	06/03/11

EUROPEAN (COMMUNITY) TRADEMARK APPLICATIONS (PENDING)

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
CASUAL MALE XL	6120752	07/20/07
DXL DESTINATION XL	9648452	01/10/11
ROCHESTER	4325809	03/07/05
ROCHESTER SPORT	4325825	03/07/05

CHINA TRADEMARK REGISTRATIONS

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
ROCHESTER BIG & TALL	5475384	01/28/11

FRANCE TRADEMARK APPLICATIONS

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
BT DIRECT	07/3513462	07/13/07
LIVING XL	07/3513460	07/13/07
SHOES XL	07/3513458	07/13/07

KUWAIT TRADEMARK REGISTRATIONS

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
DXL DESTINATIONXL (SM)	130108	04/01/13

KUWAIT TRADEMARK APPLICATIONS

TRADEMARK/SERVICE MARK	APPLICATION NUMBER	APPLICATION DATE
HARBOR BAY	130106	05/15/12
ROCHESTER	130107	05/15/12

UNITED STATES PATENTS

PATENT NAME (1)	APPLICANT	PATENT NUMBER	PATENT DATE (2)
NECK‐RELAXER EXTENDABLE COLLAR	CMRG APPAREL, LLC	6986165	01/17/06

NOTES

(1) Assigned to CMRG Apparel, LLC by David Neff and Megan Smith, former employees of Casual Male.

(2) Patent expires 01/17/26, plus 151 days due to U.S. Patent Office delays

UNITED STATES COPYRIGHTS

COPYRIGHT	APPLICANT	REGISTRATION NUMBER	REGISTRATION DATE
NO IRON HANG TAG	CMRG APPAREL, LLC	VAu000683921	03/21/06

DOMAIN NAMES

Domain Name	Registrant	Expiration (D/M/YY)	Registrar Service
bandtdirect.com	CMRG Apparel, LLC	6‐Jul‐15	Network Solutions
bandtfactory.com	CMRG Apparel, LLC	6‐Jul‐15	Network Solutions
bandtfactorydirect.com	CMRG Apparel, LLC	14‐Apr‐15	Network Solutions
bigandtall.com	CMRG Apparel, LLC	15‐Mar‐15	Network Solutions
bigandtall.xxx	Destination XL Group, Inc.	8‐Jul‐15	Network Solutions
bigandtallcasualmale.com	CMRG Apparel, LLC	21‐Jul‐15	Network Solutions
bigandtallfactorydirect.com	CMRG Apparel, LLC	17‐Apr‐15	Network Solutions
boldxl.com	CMRG Apparel, LLC	15‐Nov‐15	Network Solutions
btdirect.ca	Casual Male Canada Inc.	21‐Aug‐15	CADNS
btdirect.com	CMRG Apparel, LLC	10‐Nov‐15	Network Solutions
btdirect.xxx	CMRG Apparel	29‐Dec‐14	Network Solutions
btdirectcoupons.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
btdirecttv.com	CMRG Apparel, LLC	16‐Jan‐15	Network Solutions
btfactorydirect.co.uk	Casual Male RBT (U.K.) LLC	3‐Jul‐15	Network Solutions
btfactorydirect.com	CMRG Apparel, LLC	14‐Apr‐15	Network Solutions
btfactorystore.com	CMRG Apparel, LLC	20‐Mar‐15	Network Solutions
btfdirect.co.uk	Casual Male RBT (U.K.) LLC	3‐Jul‐15	Network Solutions
casualmale.ca	Casual Male Canada Inc.	21‐Aug‐15	CADNS
casualmale.co.uk	Casual Male RBT (U.K.) LLC	4‐Nov‐14	Nominet
casualmale.com	CMRG Apparel, LLC	19‐Oct‐15	Network Solutions
casual‐male.com	CMRG Apparel, LLC	2‐Oct‐15	Network Solutions
casualmale.de	Casual Male RBT (U.K.) LLC	11‐Aug‐15	Network Solutions
casualmale.de	Casual Male RBT (U.K.) LLC	28‐Jun‐16	Network Solutions
casualmale.dk	Casual Male RBT (U.K.) LLC	25‐Aug‐15	EuroDNS
casualmale.es	Casual Male RBT (U.K.) LLC	25‐Jun‐15	EuroDNS
casualmale.eu	Casual Male RBT (U.K.) LLC	31‐Jan‐15	Network Solutions
casualmale.gr	Casual Male RBT (U.K.) LLC	6‐Dec‐15	EuroDNS
casualmale.it	Casual Male RBT (U.K.) LLC	6‐Jul‐15	EuroDNS
casualmale.lt	Casual Male RBT (U.K.) LLC	30‐Nov‐14	EuroDNS
casualmale.net	CMRG Apparel, LLC	9‐Jun‐15	Network Solutions
casualmale.nl	Casual Male RBT (U.K.) LLC	6‐Jul‐15	EuroDNS
casualmale.org	CMRG Apparel, LLC	9‐Jun‐15	Network Solutions
casualmale.us	CMRG Apparel, LLC	6‐May‐15	Network Solutions
casualmaleoutlet.com	CMRG Apparel	28‐Nov‐14	Network Solutions
casualmaleproxymaterials.com	CMRG Apparel, LLC	29‐Jul‐15	Network Solutions
casualmaletv.com	CMRG Apparel, LLC	10‐Jul‐15	Network Solutions
casualmalexl.ca	Casual Male Canada Inc.	21‐Aug‐15	CADNS
casualmalexl.co.uk	Casual Male RBT (U.K.) LLC	28‐Jun‐15	Network Solutions
casualmalexl.com	CMRG Apparel, LLC	14‐Jul‐15	Network Solutions
casualmalexl.de	Casual Male RBT (U.K.) LLC	28‐Jun‐16	Network Solutions
casualmalexl.es	Casual Male RBT (U.K.) LLC	3‐Jul‐15	EuroDNS
casualmalexl.eu	Casual Male RBT (U.K.) LLC	7‐Nov‐15	Network Solutions
casualmalexl.gr	Casual Male RBT (U.K.) LLC	20‐Dec‐15	EuroDNS
casualmalexl.it	Casual Male RBT (U.K.) LLC	6‐Jul‐15	EuroDNS
casualmalexl.lt	Casual Male RBT (U.K.) LLC	14‐Dec‐14	EuroDNS
casualmalexl.nl	Casual Male RBT (U.K.) LLC	3‐Jul‐15	EuroDNS
casualmalexl.xxx	CMRG Apparel	29‐Dec‐14	Network Solutions
casualmalexlcoupons.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
casualmalexlsucks.com	CMRG Apparel, LLC	20‐Feb‐15	Network Solutions
casualmalexltv.com	CMRG Apparel, LLC	16‐May‐15	Network Solutions
chairsxl.com	CMRG Apparel, LLC	21‐Jan‐15	Network Solutions

cmal.com	CMRG Apparel, LLC	17‐May‐15	Network Solutions
cmale.com	CMRG Apparel, LLC	12‐May‐15	Network Solutions
cmrginc.com	CMRG Apparel, LLC	22‐Aug‐15	Network Solutions
cmxl.com	CMRG Apparel	12‐Dec‐14	Network Solutions
designsinc.com	CMRG Apparel, LLC	18‐May‐15	Network Solutions
destinationxl.at	Casual Male RBT (U.K.) LLC	15‐Aug‐15	EuroDNS
destinationxl.be	Casual Male RBT (U.K.) LLC	14‐Aug‐15	EuroDNS
destinationxl.biz	CMRG Apparel, LLC	11‐Sep‐15	Network Solutions
destinationxl.ca	Casual Male Canada Inc.	22‐Aug‐15	CADNS
destinationxl.ch	Casual Male RBT (U.K.) LLC	29‐Aug‐15	EuroDNS
destinationxl.co.ee	Casual Male RBT (U.K.) LLC	17‐Aug‐15	EuroDNS
destinationxl.co.uk	Casual Male RBT (U.K.) LLC	29‐May‐15	Network Solutions
destinationxl.com	CMRG Apparel, LLC	29‐May‐16	Network Solutions
destination‐xl.com	Destination XL Group, Inc.	13‐Jun‐15	MYDOMAIN
destinationxl.com.pl	Casual Male RBT (U.K.) LLC	17‐Aug‐15	EuroDNS
destinationxl.cz	Casual Male RBT (U.K.) LLC	11‐Aug‐15	EuroDNS
destinationxl.de	Casual Male RBT (U.K.) LLC	9‐Aug‐15	EuroDNS
destinationxl.dk	Casual Male RBT (U.K.) LLC	25‐Aug‐15	EuroDNS
destinationxl.es	Casual Male RBT (U.K.) LLC	9‐Aug‐15	EuroDNS
destinationxl.eu	Casual Male RBT (U.K.) LLC	29‐May‐15	Network Solutions
destinationxl.fr	CMRG Apparel	9‐Sep‐14	IPTWINS
destinationxl.gr	Casual Male RBT (U.K.) LLC	17‐Aug‐16	EuroDNS
destinationxl.hu	Casual Male RBT (U.K.) LLC	30‐Aug‐15	EuroDNS
destinationxl.it	Casual Male RBT (U.K.) LLC	21‐Aug‐15	EuroDNS
destinationxl.lt	Casual Male RBT (U.K.) LLC	7‐Aug‐15	EuroDNS
destinationxl.lv	Casual Male RBT (U.K.) LLC	6‐Aug‐15	EuroDNS
destinationxl.nl	Casual Male RBT (U.K.) LLC	12‐Aug‐15	EuroDNS
destinationxl.pl	Casual Male RBT (U.K.) LLC	9‐Aug‐15	EuroDNS
destinationxl.ro	Casual Male RBT (U.K.) LLC	19‐Aug‐15	EuroDNS
destinationxl.sa.com	CMRG Apparel, LLC	20‐Oct‐15	Network Solutions
destinationxl.se	Casual Male RBT (U.K.) LLC	22‐Aug‐15	EuroDNS
destinationxl.sk	Casual Male RBT (U.K.) LLC	11‐Aug‐15	EuroDNS
destinationxl.xxx	CMRG Apparel, LLC	29‐Dec‐14	Network Solutions
destinationxlcoupons.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
destinationxlsucks.com	CMRG Apparel, LLC	20‐Feb‐15	Network Solutions
dxl.eu	Casual Male RBT (U.K.) LLC	28‐Jun‐16	EuroDNS
dxlg.com	CMRG Apparel, LLC	29‐Jun‐16	GoDaddy
dxlgroup.com	CMRG Apparel, LLC	29‐Jan‐15	Network Solutions
dxlgroup.xxx	CMRG Apparel, LLC	29‐Jan‐15	Network Solutions
dxlstore.com	CMRG Apparel, LLC	20‐Sep‐15	Network Solutions
livingxl.ca	Casual Male Canada Inc.	21‐Aug‐15	CADNS
livingxl.co.uk	Casual Male RBT (U.K.) LLC	28‐Jun‐15	Network Solutions
livingxl.com	CMRG Apparel, LLC	10‐Mar‐15	Network Solutions
livingxl.eu	Casual Male RBT (U.K.) LLC	26‐Jun‐15	Network Solutions
livingxl.xxx	CMRG Apparel	29‐Dec‐14	Network Solutions
livingxlcoupons.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
reppbigandtall.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
reppbynet.com	CMRG Apparel, LLC	15‐Mar‐15	Network Solutions
rochesterbigandtall.co.uk	Casual Male RBT (U.K.) LLC	11‐Aug‐15	Nominet
rochesterbigandtall.com	CMRG Apparel, LLC	13‐Mar‐15	Network Solutions
rochesterbigandtall.eu	Casual Male RBT (U.K.) LLC	7‐Nov‐15	Network Solutions
rochesterbigandtallclothing.com	CMRG Apparel, LLC	22‐Feb‐15	Network Solutions
rochesterbigtall.com	CMRG Apparel, LLC	1‐May‐15	Network Solutions
rochesterclothing.ca	Casual Male Canada Inc.	21‐Aug‐15	CADNS
rochesterclothing.co.uk	Casual Male RBT (U.K.) LLC	29‐Jul‐15	Nominet
rochesterclothing.com	CMRG Apparel, LLC	25‐Feb‐15	Network Solutions

rochesterclothing.de	Casual Male RBT (U.K.) LLC	28‐Jun‐16	Network Solutions
rochesterclothing.dk	Casual Male RBT (U.K.) LLC	25‐Aug‐15	EuroDNS
rochesterclothing.es	Casual Male RBT (U.K.) LLC	3‐Jul‐15	EuroDNS
rochesterclothing.eu	Casual Male RBT (U.K.) LLC	1‐Jun‐15	Network Solutions
rochesterclothing.gr	Casual Male RBT (U.K.) LLC	20‐Dec‐15	EuroDNS
rochesterclothing.it	Casual Male RBT (U.K.) LLC	6‐Jul‐15	EuroDNS
rochesterclothing.lt	Casual Male RBT (U.K.) LLC	14‐Dec‐15	EuroDNS
rochesterclothing.net	CMRG Apparel, LLC	5‐Jul‐17	Network Solutions
rochesterclothing.nl	Casual Male RBT (U.K.) LLC	3‐Jul‐15	EuroDNS
rochesterclothing.xxx	CMRG Apparel	29‐Dec‐14	Network Solutions
rochesterclothingcoupons.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
rochestersport.com	CMRG Apparel, LLC	25‐Feb‐15	Network Solutions
shoesxl.ca	Casual Male Canada Inc.	21‐Aug‐15	CADNS
shoesxl.co.uk	Casual Male RBT (U.K.) LLC	28‐Jun‐15	Network Solutions
shoesxl.com	CMRG Apparel, LLC	11‐Dec‐15	Network Solutions
shoesxl.eu	Casual Male RBT (U.K.) LLC	26‐Jun‐15	Network Solutions
shoesxl.xxx	CMRG Apparel	29‐Dec‐14	Network Solutions
shoesxlcoupons.com	CMRG Apparel, LLC	24‐Jan‐15	Network Solutions
shoexl.com	CMRG Apparel	12‐Dec‐14	Network Solutions
shop‐btdirect.com	CMRG Apparel, LLC	9‐Jan‐15	Network Solutions
shop‐casualmale.com	CMRG Apparel, LLC	9‐Jan‐15	Network Solutions
shop‐destinationxl.com	CMRG Apparel, LLC	9‐Jan‐15	Network Solutions
shop‐dxbt.com	Destination XL Group, Inc.	11‐Aug‐15	Network Solutions
shop‐livingxl.com	CMRG Apparel, LLC	9‐Jan‐15	Network Solutions
shop‐rochesterclothing.com	CMRG Apparel, LLC	9‐Jan‐15	Network Solutions
shop‐shoesxl.com	CMRG Apparel, LLC	9‐Jan‐15	Network Solutions
shopxl.com	CMRG Apparel, LLC	16‐Jan‐15	Network Solutions
supersizedworld.com	CMRG Apparel, LLC	14‐Feb‐15	Network Solutions
supersizeworld.com	CMRG Apparel, LLC	14‐Feb‐15	Network Solutions
tellcasualmalexl.com	CMRG Apparel, LLC	13‐Aug‐15	Network Solutions
telldestinationxl.com	CMRG Apparel, LLC	3‐Aug‐15	Network Solutions
telldxl.com	CMRG Apparel, LLC	25‐Feb‐15	Network Solutions
tellrochesterclothing.com	CMRG Apparel, LLC	25‐Feb‐15	Network Solutions
thinkbig.com	CMRG Apparel, LLC	19‐Jul‐15	Network Solutions
thinkbigdirect.com	CMRG Apparel, LLC	9‐Jun‐15	Network Solutions
workwearxl.com	CMRG Apparel, LLC	18‐May‐15	Network Solutions
xlliving.eu	Casual Male RBT (U.K.) LLC	31‐Jan‐15	Network Solutions
xlreward.com	Destination XL Group, Inc.	20‐Jun‐15	Network Solutions
xlrewards.com	CMRG Apparel, LLC	10‐Mar‐15	Network Solutions

EXHIBIT 4.4(b)

Exceptions to Property Rights

Destination XL Group, Inc., and certain of its subsidiaries (“DXLG”), use the trademarks, trade names, trade styles, brand names, service marks and logos of third party suppliers to the extent that they are affixed to the inventory supplied to DXLG but otherwise only with each supplier’s prior consent in each instance.

EXHIBIT 4.5

LOCATIONS, LEASES AND LANDLORDS

ID OF USE	ADDRESS	CITY	STATE	ZIP	LANDLORD NAME	LANDLORD ADDRESS
Store	700 Mission St.	SAN FRANCISCO	CA	94103	706 MISSION STREET CO LLC	MILLENNIUM PARTNERS / ATTN: CFO, 1995 BROADWAY 3RD FL, NEW YORK, NY 10023 United States
Store	9737 Wilshire Blvd.	BEVERLY HILLS	CA	90212	BEVERLY HILLS GATEWAY, LP	OFFICE OF THE BUILDING, 9777 WILSHIRE BLVD SUITE 815, BEVERLY HILLS, CA 90212 United States
Store	1301 Avenue of the Americas	NEW YORK	NY	10019	1301 PROPERTIES OWNER LP	c/o PARAMOUNT GROUP, INC, 1633 BROADWAY, SUITE 1801, NEW YORK, NY 10019 United States
Store	Preston Forest Village 11661 Preston Rd.	DALLAS	TX	75230	PFV REALTY III	C/O KIMCO REALTY CORPORATION, PO BOX 5020, 3333 NEW HYDE PARK ROAD, NEW HYDE PARK, NY 11042
Store	1020 CONNECTICUT AVE. N.W.	WASHINGTON	DC	20036	WASHINGTON SQUARE LP,LLP	LERNER CORP, MANAGING AGENT/LEGAL, 2000 TOWER OAKS BLVD., 8TH FL, ROCKVILLE, MD 20852 United States
Store	90 Brompton Rd. London	LONDON	UK	SW3 1ER	SANDROVE BRAHAMS	ATTN: TIM DARWALL-SMITH, 126-134 BAKER STREET, LONDON, UK W1U 6SH
Store	Loehmans Fashion Island 18801-a BiscayneBlvd.	AVENTURA	FL	33180	PRUDENTIAL INSURANCE CO. OFAMERICA	SEC COMMERCIAL REALTY GROUP, INC, 7284 W. PALMETTO PARK RD. STE 210S, BOCA RATON, FL 33433-
Store	1625 NORTHern Boulevard	Manhasset	NY	11030	G&M BAHAR CORP	BAHAR CORP, 108-18 QUEENS BLVD, SUITE 705, FOREST HILLS, NY 11375 United States
Store	2301 Glades Road	Boca Raton	FL	33434	GLADES-BUTTS ASSOCIATES, LTD	SCHMIER & FEURRING PROPERTIES, INC. C/O, 2200 BUTTS RD., SUITE 300, BOCA RATON, FL 33431
Home Office- DC	555 Turnpike Street	CANTON	MA	02021	SPIRIT SPE CANTON LLC	14631 N. SCOTTSDALE ROAD STE. 200, ATTN: COMPLIANCE DEPARTMENT, SCOTTSDALE, AZ 85254-
Store	113 E. CHICAGO AVENUE	CHICAGO	IL	60611	PONTE GADEA CHICAGO, LLC	PONTE GADEA GROUP, 270 BISCAYNE BOULEVARD WAY, SUITE 201, MIAMI FL
Store	3157 Peachtree Road, NE	ATLANTA	GA	30305	GEORGE E. MAYER & OSBOURNEFAMILY ENTERPIRSES LLLP	PO BOX 2006, HIGHLANDS, NC 28741
Store	9702 QUIVIRA ROAD	LENEXA (OVERLANDPARK)	KS	66215	BROADWAY PLAZA PARTNERS, LLC	PROPERTY MANAGER, BLOCK & COMPANY, INC, 605 WEST 47TH STREET, SUITE 200, KANSAS CITY, MO
Store	Rivertree Court 701 N. Milwaukee Ave	VERNON HILLS	IL	60061	RIVERTREE AT VERNON HILLS, LLC	PO BOX 232 HIGHLAND PARK, IL 60035
Store	1113 KENNEY CENTER	COLUMBUS	OH	43220	SCHOTTENSTEIN PROPERTY GROUP	ATTN: SALES REPORTING, 4300 E. FIFTH AVENUE, COLUMBUS, OH 43219
Store	847 SOUTH WHITE STATION ROAD	MEMPHIS	TN	38117	EASTGATE CENTER, LLC	c/oARROW OPERATING MANAGER, LLC, 8343 DOUGLAS AVE., SUITE 300, DALLAS, TX 75225
Store	1026 SOUTH BRENTWOOD BLVD	RICHMOND HEIGHTS	MO	63117	WAGNER ENTERPRISES, LLC	4604 SE 20TH PL, CAPE CORAL, FL 33904
Store	26300 SOUTHfield Rd	Lathrup Village	MI	48076	26300 INVESTMENTS LP	TERESA KARLAVAGE, 41000 WOODWARD AVE, SUITE 120 EAST,
Store	FAIRLANE GREEN 3480 FAIRLANEDRIVE	ALLEN PARK	MI	48101	FAIRLANE ALLEN PARK MI, LLC	c/o LORMAX STERN DEVELOPMENT CO, 3755 DALY ROAD,
Store	43263 CRESCENT BOULEVARD	NOVI	MI	48375	NOVI TOWN CENTER INVESTORSLLC	10 STATE HOUSE SQUARE, 15TH FLOOR, HARTFORD, CT 06103-3604 United States
Store	13967 Lakeside Circle	Sterling Heights	MI	48313	LAKESIDE RETAIL CENTER, LLC	34355 GLOUSTER CIRCLE, FARMINGTON HILLS, MI 48331 United States
Store	540 US Highway 46	TOTOWA	NJ	07512	ABLAR ASSOCIATES, LLC	3101 SOUTH OCEAN DRIVE, UNIT 3505, HOLLYWOOD, FL 33019 United States

Store	236 LAFAYETTE ROAD	MENLO PARK	NJ	08837	MILLED FAMILY LIMITEDPARTNERSHIP	499 ERNSTON ROAD, PO BOX 741, PARLIN, NJ 08859 United States
Store	11503-A ROCKVILLE PIKE	ROCKVILLE	MD	20852	11503 ROCKVILLE PIKE LLC	c/o SAUL HOLDINGS LP, 7501 WISCONSIN AVE, SUITE 1500 EAST,
Store	1725 NORTH TOWN EASTBOULEVARD	MESQUITE	TX	75150	MESQUITE EMPORIUM, LP	QUINE & ASSOCIATES, INC, PO BOX 833009, RICHARDSON, TX 75083-3009 United States
Store	5393 Westheimer Road	HOUSTON	TX	77056	UPTOWN JOINT VENTURE	4500 BISSONNET, SUITE 300, BELLAIRE,, TX 77401 United States
Store	4100 SOUTH COOPER STREET	ARLINGTON	TX	76015	C-III, ARLINGTON, TC	ROBERT LYNN MANAGEMENT, NAI ROBERT LYNN, 4851 LBJ FREEWAY,SUITE 1000, DALLAS, TX 75244
Store	1004 WEST VALLEY PARKWAY UNIT23	ESCONDIDO	CA	92025	PLAZA LAS PALMAS LLC	JAMES CRONE & ASSOCIATES, INC, 555 ENTERPRISE STREET, ESCONDIDO, CA 92029
Store	Nordhoff Plaza, 19422 NORDOFFSTREET	NORTHRIDGE	CA	91324	19420 NORDOFF LLC	KIRSH KOHN & BRIDGE, LLP, 15910 VENTURA BLVD SUITE 1100, ENCINO, CA 91436
Store	Dobbin Center 6435 Dobbin Road, Unit 26	COLUMBIA	MD	21045	DOBBIN ROAD VENTURE, LLC	C/O ROSENTHAL PROPERTIES, LLC, 1945 OLD GALLOWS ROAD, SUITE 300, VIENNA, VA 22182
Store	800 BALD HILL RD	WARWICK	RI	02886	AIRPOST ASSOCIATES, LLC	JAN COMPANIES, 35 SOCKANOSSET CROSS RD, CRANSTON, RI 02920 United States
Store	21 FAUNCE CORNER RD	N DARTMOUTH	MA	02747	R&D MANAGEMENT CORPORATION	810 SEVENTH AVE 10TH FLOOR, NEW YORK, NY 10019 United States
Store	440 MIDDLESEX RD SPACE D-8	TYNGSBORO	MA	01879	USB, NA AS TRUSTEE FOR BSCMS2007-PWR17	ONE BURINGTON WOODS DRIVE, BURLINGTON, MA 01803 United States
Store	8735 S CICERO AVE	HOMETOWN	IL	60456	2300 W. ST. PAUL, LLC & VISIONEQUITY GROUP, LLC	KASS MANAGEMENT SERVICES, INC, 2000 N RACINE, SUITE 4400, CHICAGO, IL 60614 United States
Store	17 W180 22nd St.	OAKBROOK TERRACE	IL	60181	ROSSI REAL ESTATE CORP	1015 BUTTERFIELD ROAD, DOWNERS GROVE, IL 60515 United States
Store	12233 Jefferson Avenue Space 5 & 6	NEWPORT NEWS	VA	23602	BRE RETAIL RESIDUAL OWNER 1LLC	OFFICE OF GENERAL COUNSEL, BRIXMOR PROPERTY GROUP, 420 LEXINGTON AVE 7TH FLOOR, NEW YORK,
Store	723 US 1 SUITE 723 C	INDIANAPOLIS(GREENWOOD)	IN	46142	GREENDALE, LLC	9333 N. MARIDIAN STREET, SUITE 275, INDIANAPOLIS, IN 46260 United States
Store	1228-1230 NIAGARA FALLS BLVD	TONAWANDA	NY	14150	MARVIN GARDENS PLAZA	MJ PETERSON REAL ESTATE, 501 JOHN JAMES AUDUBON PARKWAY, WEST AMHERST, NY 14228
Store	1005 BOWER STREET PARKWAY	COLUMBIA	SC	29212	DDRTC COLUMBIANA STATION ILLC	3300 ENTERPRISE PARKWAY, BEACHWOOD, OH 44122 United States
Store	NORTHWOODS MARKET PLACE 7620RIVERS AVE UNIT 120	N. CHARLESTON	SC	29406	ARC NWNCHS001,LLC	LINCOLN HARRIS LLC, 126 SEVEN FARMS DRIVE, SUITE 160,
Store	1410 WASHINGTON ST HANOVER SC	HANOVER	MA	02339	DOUGLAS T. & STEVEN J. SHER LLCAND ZFT LLC	MARTIN E. SHER, 3589 LAKEVIEW DRIVE, DELRAY BEACH, FL 33445 United States
Store	223-227 MEMORIAL AVE	W SPRINGFIELD	MA	01089	CIC REALTY TRUST	73 STATE STREET, SPRINGFIELD, MA 01103 United States
Store	Tanger Outlets 4000 Arrowhead Boulevard,Suite 874	MEBANE	NC	27302	TANGER PROPERTIES LP	dba TANGER PIEDMONT, LLC, 3200 NORTHLINE AVE, SUITE 360,
Store	110 WOLF RD	ALBANY	NY	12205	WILLARD ANDERSON PROPERTIES	125 WOLF ROAD, ALBANY, NY 12205 United States
Store	4630 Factory Stores Blvd., Suite A185	MYRTLE BEACH	SC	29579	COROC/MYRTLE BEACH LLC	LEASE ID#002685, 3200 NORTHLINE AVE, SUITE 360, GREENSBORO, NC 27408 United States
Store	MAY CROSSING 5401 N. MAY AVENUESUITE 700	OKLAHOMA CITY	OK	73112	HP OKC MAY PARTNERS, LP	8235 DOUGLAS AVE, SUITE 1300, DALLAS, TX 75225 United States
Store	2021 GALLATIN PIKE N STE 276	MADISON (NASHVILLE)	TN	37115	GALLERY LLC	RASKIN HOLDINGS, LLC, 103 CONTINENTAL PLACE, SUITE 110,

Store	13289 WORTH AVENUE	WOODBRIDGE	VA	22192	KIR SMOKETOWN STATION L.P.(MID-ATLANTIC REGION)	KIMCO REALTY CORP, 1954 GREENSPRING DRIVE, SUITE 330,
Store	DEDHAM MARKETPLACE 735PROVIDENCE HWY	DEDHAM	MA	02026	FEDERAL REALTY INVESTMENTTRUST	ATTN: LEGAL DEPARTMENT, 1626 EAST JEFFERSON STREET,
Store	242 ANDOVER STREET	PEABODY	MA	01960	LIBERTY TREE AUDIO, INC	PETER REAM, 148 BRIDGE STREET, MANCHESTER, MA 01944
Store	Fashion Outlets 1630 MILITARY RD	NIAGARA FALLS	NY	14304	MACERICH NIAGARA LLC	c/o THE MACERICH CO./ATTN: LEGAL DEPT, 401 WILSHIRE BLVD., SUITE 700,
Store	2217A E 80TH AVE	MERRILLVILLE	IN	46410	CROSSINGS AT HOBART-I, LLC	SCHOTTENSTEIN PROPERTY GRP/LEASE ADM, 4300 E. FIFTH AVE,
Store	5728 INTERNATIONAL DR	ORLANDO	FL	32819	INTERNATIONAL SHOPPES, LLC	PO BOX 729 WINDERMERE, FL 34786-0729
Store	951 WEST JEFFERSON RD	ROCHESTER(HENRIETTA)	NY	14623	REED PROPERTY COMPANY	GREENSTATE PROPERTIES, 2430 NORTH TRIPHAMMER ROAD, PO BOX 3808
Store	1501 BOSTON POST RD	MILFORD	CT	06460	SHEMITZ ASSOCIATES LP	598 PROSPECT STREET, NEW HAVEN, CT 06511 United States
Store	3806-A HIGH POINT RD	GREENSBORO	NC	27407	ED KELLEY PLAZA ASSOCIATES	102 W. THIRD STREET, SUITE 470, WINSTON SALEM, NC 27107 United States
Store	Town Center Station 116 S. IndependenceBlvd	Virginia Beach	VA	23462	OUTLET MALL PROPERTIES, LC	1080 LASKIN ROAD #103, VIRGINIA BEACH, VA 23451 United States
Store	450 NORTH State Rt. 17	PARAMUS	NJ	07652	PARAMUS ROLLER SKATING ARENA,INC	450 RIVER DRIVE, GARFIELD, NJ 07026 United States
Store	2456 US HWY 22	UNION	NJ	07083	ISLAND HOME CENTER, INC.	C/O JAMES NOSTE, 2456-C ROUTE 22, 2ND FLOOR, UNION, NJ 07083
Store	Rosedale Commons Shopping Center 2480Fairview Ave. N, Space 145	ROSEVILLE	MN	55113	ROSEDALE COMMONS, LP	DBA COLLIERS INT/MINNEAPOLIS ST. PAUL, 4350 BAKER RD., SUITE 400,
Store	4751 S 76TH ST KOPP SHOP CTR	GREENFIELD	WI	53220	4739 S. 76TH LLC	ELSA'S ON THE PARK, 833 NORTH JEFFERSON STREET, MILWAUKEE, WI 53202 United States
Store	346 S BROADWAY	SALEM	NH	03079	DOROTHY M. DI ORIO	24 GORDAN MOUNTAIN ROAD, WINDHAM, NH 03087 United States
Store	SMITH GROVE SHOPPING CENTER 137ALEXANDER AVENUE SPACE 5 & 6	LAKE GROVE(CENTEREACH)	NY	11755	CONDAN ENTERPRISES LLC	PAUL A BREGMAN, 255 EXECUTIVE DRIVE, SUITE 302,
Store	BLUEMOUND CENTER 17445 W.BLUEMOUND ROAD	BROOKFIELD	WI	53045	JUDGE ENTERPRISES, LLC	C/O RICHTER REALTY & INVESTMENT, INC, 18650 W. CORPORATE DRIVE, SUITE 103,
Store	91 MIDDLESEX TURNPIKE	BURLINGTON	MA	01803	HERITAGE BURLINGTON SQUARELLC	CENTRO PROPERTIES GROUP, 420 LEXINGTON AVE 7TH FL,
Store	BEY LEA PLZ 1232 HOOPER AVE	TOM'S RIVER	NJ	08753	BEY LEA JOINT VENTURE	CLAUDE T. CHANDONNET, PRESIDENT & CEO, MARX REALTY & IMPROVEMENT CO., INC., 708 THIRD
Store	BONAVENTURE SHOPPING CENTER1501 PLYMOUTH ROAD	MINNETONKA	MN	55305	CSM BONAVENTURE LIMITEDPARTNERSHIP, LLP	DBA BONAVENTURE SC A/K/A BONAVENTURE, 500 WASHINGTON AVE SO, SUITE 3000,
Store	Prime Outlets@Pleasant Prarie 11601 108thSt #528	Pleasant Prarie	WI	53158	PRIME OUTLETS AT PLEASANTPRAIRIE LLC	PREMIUN OUTLETS, C/O SIMON PROPERTY GROUP, INC, 225 WEST
Store	38 Rockland Pl. Sp. 24	NANUET	NY	10954	CENTRO NP HOLDINGS 11 SPE, LLC	420 LEXINGTON AVE, 7TH FLOOR, NEW YORK, NY 10170 United States
Store	INDIAN RIDGE SC 5776 GRAPE RD	MISHAWAKA	IN	46545	CHASE PROPERTIES LTD	3333 RICHMOND ROAD, SUITE 320, BEACHWOOD, OH 44122 United States
Store	2369 CENTRAL PARK AVENUE	YONKERS	NY	10710	B.T.M.I. LTD	1045 FIFTH AVE, SIXTH FLOOR, NEW YORK, NY 10028 United States
Store	3576 WASHTENAW AVE	ANN ARBOR	MI	48104	WASHTENHAW COMMONS, LLC	4036 TELEGRAPH ROAD, SUITE 201, BLOOMFIELD HILLS, MI 48302 United States

Store	2472 FLATBUSH AVE	BROOKLYN	NY	11234	AAC FLATBUSH RETAIL OWNER, LLC	150 EAST 58TH STREET, 39TH FLOOR, NEW YORK, NY 10155 United States
Store	The Court at Oxford Valley, 625 CommerceBoulevard	Fairless Hills	PA	19030	OXFORD VALLEY ROADASSOCIATES, LP	C/O THE GOLDENBERG GROUP, INC, 350 SENTRY PARKWAY, BLDG 630,STE 300,
Store	4626 GREAT NORTHERN BOULEVARD	N OLMSTED	OH	44070	B&G PROPERTIES LP	26565 MILES ROAD SUITE #200, WARRENSVILLE HEIGHTS, OH 44128 United States
Store	5295 Hickory Hollow Parkway	ANTIOCH	TN	37013	URBAN RETAIL PROPERTIES.LC	11700 PRINCETON PIKE, CINCINNATI, OH 45246 United States
Store	8303 E. KELLOGG DRIVE	WICHITA	KS	67207	TMC EASTGATE, LLC	1707 N. WATERFRONT PARKWAY, WICHITA, KS 67206 United States
Store	4434 BAY RD	SAGINAW	MI	48603	LYNN KIRK TRUSTEE	FOR PETER ANDREW KIRK, 1524 1/2 STATE STREET, SANTA BARBARA, CA 93101-2514 United States
Store	CHESAPEAKE SQUARE 6718-ERITCHIE HIGHWAY	GLEN BURNIE	MD	21061	CHESAPEAKE ASSOCIATES &CHESAPEAKE GB, LLC	C/O FEDDER MANAGEMENT CORP, 10096 RED RUN BLVD.-SUITE 300, OWINGS MILLS, MD 21117
Store	23007 EUREKA RD.	TAYLOR	MI	48180	SOUTH PLAZA COMPANY, LLC	DR. WILLIAM A ATHENS, 19545 PARKE LANE, GROSSE ILE, MI 48138 United States
Store	101 S 48TH SUITE 4	LINCOLN	NE	68510	TAYLOR ENTERPRISES, INC.	BOX 5711 STATION C, LINCOLN, NE 68505 United States
Store	BELDEN WHIPPLE CTR 5106 WHIPPLEHIGHWAY	CANTON	OH	44718	DeVILLE DEVELOPMENTS LLC	3951 CONVENIENCE CIRCLE NW, SUITE 301, CANTON, OH 44718 United States
Store	4385 MILLER ROAD	FLINT	MI	48507	CSB ENTERPRISES, LLC	28833 TELEGRAPH ROAD, SOUTHFIELD, MI 48034 United States
Store	220 BALTIMORE PIKE	SPRINGFIELD	PA	19064	COLLIERS INTERNATIONAL	TEN PENN CENTER, 1801 MARKET STREET, SUITE 550, PHILADELPHIA, PA 19103 United States
Store	7565 GREENBELT RD SPACE 205	GREENBELT	MD	20770	COMBINED PROPERTIES, INC	1025 THOMAS JEFFERSON STREET NW, SUITE 700 EAST, WASHINGTON, DC 20007-5201 United States
Store	1492 RTE 9	LAKE GEORGE	NY	12845	GORDON DEVELOPMENT CO, LLC	50 STATE STREET,6TH FL, ALBANY, NY 12207 United States
Store	ST CLAIR SQUARE 315 ST CLAIRSQUARE 315	FAIRVIEW HEIGHTS	IL	62208	ST. CLAIR SQUARE SPE, LLC	#LDXLMEN0, 2030 HAMILTON PLACE BLVD, SUITE 500, CHATTANOOGA, TN 37421-6000
Store	2713 TEASTER LANE	PIGEON FORGE	TN	37863	PIGEON RIVER CROSSINGS, LLC	3928 MALONEY RD, KNOXVILLE, TN 37920 United States
Store	611 N. 98th STREET	OMAHA	NE	68114	CLOCKTOWER SHOPPING CENTERLP	THE LUND COMPANY, 450 REGENCY PARKWAY, SUITE 220,
Store	1359 N LARKIN ST	JOLIET	IL	60435	CREATIVITY CIRCLE, INC	MATANKY REALTY GROUP C/O, 200 N. LaSALLE ST., SUITE 2350,
Store	3256 BRUNSWICK PIKE	LAWRENCEVILLE	NJ	08648	LAWRENCE REALTY CO	ARTHUR ALLEN, 2319 FIRST AVENUE, ROOM #206, SEATTLE, WA 98121 United States
Store	4755 NORTHFIELD RD	N RANDALL	OH	44128	BERTRAM LEFKOWICH	C/O MOTOR COURT CO., 24500 CHAGRIN BLVD SUITE 120,
Store	5212 MONROE ST SUITE B	TOLEDO	OH	43623	WONG PROPERTIES, INC	PO BOX 5580, TOLEDO, OH 43613 United States
Store	Keystone Place, 6815 Peach Street, Space A-13	ERIE	PA	16509	BALDWIN/RUBINO ASSOCIATES	BALDWIN BROTHERS, INC, 2540 VILLAGE COMMON DRIVE,
Store	1407 N VETERANS PKWY	BLOOMINGTON	IL	61704	LAKEWOOD PLAZA INVESTORS LLC	NAI HARDING DAHM, 111 EAST LUDWIG ROAD, SUITE 101, PO BOX 8398
Store	4724 W LINCOLN HIGHWAY	MATTESON	IL	60443	EDGEMARK ASSET MANAGEMENTLLC	ROSE PLAZA, 2215 YORK ROAD SUITE 503, OAKBROOK, IL 60523 United States
Store	OUTLET MALL OF KITTERY 8 DEXTERLANE	KITTERY	ME	03904	BRADFORD REALTY TRUST	529 ROUTE 1, SUITE 101, YORK, ME 03909 United States

Store	3931 28TH ST SE	GRAND RAPIDS	MI	49512	EAST PARIS SHOPPES	THE BROADBENT COMPANY, 117 EAST WASHINGTON ST/. SUITE 300, INDIANAPOLIS, IN 46204
Store	2450 WABASH SPACE 101	SPRINGFIELD	IL	62704	KMART STORES OF ILLINOIS, LLC	c/oSEARS HOLDING CORP REF#3241/34216, 3333 BEVERLY ROAD,
Store	NORTH HILLS VILLAGE 4801MCNIGHT RD 91-B	PITTSBURGH (NORTHHILLS)	PA	15237	IRA J. GUMBERG, TRUSTEE	J.J. GUMBERG CO., BRINTON EXECUTIVE CENTER, 1051 BRINTON ROAD, PITTSBURGH, PA 15221-4599
Store	1869 Dixwell Avenue	HAMDEN	CT	06514	CW PARKWAY PLAZA LLC	BRIXMORE PROPERTY GROUP, 420 LEXINGTON AVE., 7TH FL,
Store	1955 SOUTH ROAD	POUGHKEEPSIE	NY	12601	KEMPNER CORPORATION	257 MAMARONECK AVE, WHITE PLAINS, NY 10605 United States
Store	1216 S UNIVERSITY AVE	LITTLE ROCK	AR	72204	BOYLE REALTY CO	6705 WEST 12TH ST. #2, LITTLE ROCK, AR 72204 United States
Store	5743 SOUTH WESTNEDGE AVE	PORTAGE	MI	49002	JAYESH C. SHARMA	6804 VERONICA STREET, KALAMAZOO, MI 49009 United States
Store	TRIANGLE PLZ 677H KIDDER ST	WILKES BARRE	PA	18702	W.B. PROPERTIES, L.P.	FIRST CAPITAL REALTY, INC, 505 W. GERMAN TOWN PIKE, SUITE 200, PLYMOUTH MEETING, PA 19462
Store	8801 UNIVERSITY AVE	CLIVE	IA	50325	UNIVERSITY PARK IMPROVEMENT,LLC	DLC MANAGEMENT CORP, PO BOX 7053, YONKERS, NY 10710 United States
Store	3832 WILLIAM PENN HWY	MONROEVILLE	PA	15146	DDK REAL ESTATE PARTNERSHIP,LP	317 MAPLE AVE, PITTSBURGH, PA 15218 United States
Store	109 FEDERAL ROAD	DANBURY	CT	06811	109 FEDERAL ROAD LLC	C/O SCALZO PROPERTY MANAGEMENT, INC, 2 STONY HILL ROAD, SUITE 201, BETHEL, CT 06801
Store	35 S WILLOWDALE DR BOX 807	LANCASTER	PA	17602	ROCKVALE OUTLET CENTER	dba ROCKVALE SQUARE OUTLETS, 35 SOUTH WILLOWDALE DR., STE 127, LANCASTER, PA 17602
Store	3500 W 41ST ST	SIOUX FALLS	SD	57106	NWE MANAGEMENT CO.	c/o HEGG COMPANIES, INC., 1300 W. 57TH STREET, SIOUX FALLS, SD 57108 United States
Store	2400 OUTLET CENTER DRIVE SPACE450	SMITHFIELD	NC	27577	CPG FINANCE I LLC	PREMIUM OUTLETS, SIMON PROPERTY GROUP, INC, 225 WEST WASHINGTON STREET, INDIANAPOLIS, IN 46204
Store	4340 13TH AVE SW	FARGO	ND	58103	HALLMARK VILLAGE APTS	SCHOTTENSTEIN PROPERTY GROUP, 1798 FREBIS AVENUE,
Store	30160 GRATIOT AVE	ROSEVILLE	MI	48066	GRIDIRON PROPERTIES COMPANY	370 EAST MAPLE ROAD, FOURTH FLOOR, BIRMINGHAM, MI 48009 United States
Store	152 GLEN COVE RD	CARLE PLACE	NY	11514	MURRAY H. MILLER MANAGEMENTCOMPANY	143 OLD COUNTRY ROAD, CARLE PLACE, NY 11514 United States
Store	L&L FERRY CRSSNG. 4016 LEMAYFERRY RD.	ST LOUIS	MO	63129	CHOI AND LEE INVESTMENTS, LLC	14196 MANCHESTER ROAD, BALLWIN, MO 63011 United States
Store	4083 Veterans Memorial Parkway	ST PETERS	MO	63376	HOFGRIT, LC	727 CRAIG ROAD, SUITE 100, ST. LOUIS, MO 63141 United States
Store	220 MAINE MALL RD	S PORTLAND	ME	04106	GMG, LLC	220 MAINE MALL ROAD, SOUTH PORTLAND, ME 04106
Store	5736 SILVER HILL RD	DISTRICT HEIGHTS	MD	20747	PENN STATION IMPROVEMENTS,LLC	DLC MANAGEMENT CORP, 580 WHITE PLAINS ROAD, TARRYTOWN, NY 10591
Store	5205 CAMPBELLS RUN ROAD	PITTSBURGH	PA	15205	CAMPBELLS RUN REALTYCORPORATION	12 GRANDVIEW CIRCLE, CANONSBURG, PA 15317 United States
Store	8228 E 61ST ST SUITE 101	TULSA	OK	74133	DIXON REAL ESTATE COMPANY	4870 S. LEWIS, SUITE 200, TULSA, OK 74105 United States
Store	1530 N GREEN RIVER RD BLDG A	EVANSVILLE	IN	47715	PHILLIPS EDISON & CO	R. MARK ADDY, COO / PELP PROPERTIES, 11501 NORTHLAKE DRIVE, CINCINNATI, OH 45242
Store	HAMILTON CORNER 2107GUNBARREL ROAD SUITE 105	CHATTANOOGA	TN	37421	HAMILTON CORNER CMBS GENERALPARTNERSHIP	LEASE #LDXLMEN0, 2030 HAMILTON PLACE BLVD, SUITE 500, CHATTANOOGA, TN 37421-6000

Store	6898 SOUTHWEST FREEWAY	HOUSTON	TX	77074	PHCG INVESTMENTS	P.O. BOX 41567, HOUSTON, TX 77241 United States
Store	5849 W SAGINAW HWY DELTA CTR	LANSING	MI	48917	BRIXMOR GA DELTA CENTER (MI)LLC	SALES AUDIT GROUP, P.O. BOX 962, NEW YORK, NY 10108 United States
Store	501 COLISEUM BLVD E	FT WAYNE	IN	46805	COLISEUM SHOPPES, LP	THE BROADBENT COMPANY, 117 EAST WASHINGTON ST., SUITE 300, INDIANAPOLIS, IN 46204
Store	WILLOWBROOK PLAZA 17395TOMBALL PARKWAY SPACE 3M	HOUSTON(WILLOWBROOK)	TX	77064	WILLOWBROOK RETAIL PLAZA LP	DOUGLAS NASH, THE RETAIL CONNECTION, LP, 2525 McKINNON STREET, SUITE 700,DALLAS, TX 75201
Store	5060A SUNRISE HWY	MASSAPEQUA	NY	11762	FOLKSAN REALTY ASSOCIATES	JEFFREY MANAGEMENT CORP-C/O, 7 PENN PLAZA, SUITE 618,
Store	1730 Clements Bridge Rd	DEPTFORD	NJ	08096	PGC PROPERTIES, LLC	11 WINDERMERE DRIVE, BLUE BELL, PA 19422 United States
Store	2094 BARTOW AVE BAY PLZ SC	BRONX	NY	10475	BAY PLAZA WEST, LLC	PRESTIGE PROP&DEV CO, INC-C/O, 546 FIFTH AVE, 15TH FLOOR,
Store	TRI-COUNTY TOWNE CENTER 11711PRINCETON PIKE, SUITE 961	CINCINNATI	OH	45246	CHARLES C. GILHART, JR. INC	11711 PRINCETON PIKE, SUITE 301, CINCINNATI, OH 45246 United States
Store	8480 CASTLETON CORNER DRIVE	INDIANAPOLIS	IN	46250	CASTLETON SHOPPING CENTER, LLC	C/O MCKINLEY, INC, 320 N. MAIN STREET, SUITE 200, ANN ARBOR, MI 48104 United States
Store	80A BOSTON TPKE	SHREWSBURY	MA	01545	WHITE CITY EAST PARTNERS LLC	c/o ACADIA REALTY TRUST/#0160-00003287, 1311 MAMARONECK AVE., SUITE 260,
Store	3376 Crain Highway	WALDORF	MD	20603	WALDORF I LLC	CAMBRIDGE ASSET ADVISORS, LLC, 8391 OLD COURTHOUSE RD, SUITE 210,
Store	5063 Shelbyville Road	LOUISVILLE	KY	40207	DIXIE ASSOCIATES	BD SHINBACH MM HOLLEB PTRS/DIXIE ASSOCIATES, 5025 SHELBYVILLE RD, PO BOX 6706
Store	2329 COTTMAN AVE SPACE 51	PHILADELPHIA	PA	19149	BRIXMORE ROOSEVELT MALLOWNER, LLC	OFFICE OF GENERAL COUNSEL, BRIXMOR PROPERTY GROUP,
Store	7924 SPRINGBORO PIKE	MIAMISBURG	OH	45342	LEVINE REALTY COMPANY	2026 WEEST MAIN STREET, SPRINGFIELD, OH 45504 United States
Store	926 BOARDMAN-POLAND RD	BOARDMAN	OH	44512	926 PROPERTIES, LLC	926 BOARDMAN-POLAND ROAD, BOARDMAN, OH 44512 United States
Store	Heartland Shopping Center 2325 RichmondAve	STATEN ISLAND	NY	10314	HEARTLAND CENTRE COMPANY	C/O INTERSTATE MGMT. CORP., 2555 OCEAN AVENUE, BROOKLYN, NY 11229 United States
Store	Uptown Village at Cedar Hill 305 W. FM1382	CEDAR HILL	TX	75104	UPTOWN VILLAGE AT CEDAR HILL,LP	305 W FM 1382, SUITE 590, CEDAR HILL, TX 75104 United States
Store	3924 KIRKWOOD HWY RTE 2	WILMINGTON	DE	19808	FUSCO ENTERPRISES LLC	200 AIRPORT RD, NEW CASTLE, DE 19720 United States
Store	WOFLIN SQ 2221 I-40 W	AMARILLO	TX	79109	BOSTON & MAYS LLC	WOLFIN SQUARE SHOPPING CENTER, 914 TYLER STREET, AMARILLO, TX 79101 United States
Store	7619 MENTOR AVE	MENTOR	OH	44060	NORMAN J KOTOCH	355 BISHOP ROAD, HIGHLAND HTS, OH 44143 United States
Store	150 Allendale Road Bldg #1, 2nd Floor	KING OF PRUSSIA	PA	19406	CPW GRAT TRUSTS U/A 4/19/99, PATRUST	WILLNER PROPERTIES, 150 ALLENDALE ROAD, KING OF PRUSSIA, PA 19406 United States
Store	200 MILL CREEK DR Unit A	SECAUCUS	NJ	07094	LIBERTY DISTRIBUTORS INC	1065 SHEPHERD AVE, BROOKLYN, NY 11208 United States
Store	310 Reynolds Road	JOHNSON CITY	NY	13790	BASSET & FAVA PROPERTIES	8927 CENTER POINTE DRIVE, BALDWINSVILLE, NY 13027 United States
Store	4408 50TH ST	LUBBOCK	TX	79414	STEVE COX REAL ESTATE	PO BOX 270479, FLOWER MOUND, TX 75027 United States
Store	7922 KINGSTON PIKE	KNOXVILLE	TN	37919	HENRY M. BARKER JR & SUSAN K.BARKER	9639 TUNBRIDGE LANE, KNOXVILLE, TN 37922 United States

Store	3526-3528 N UNIVERSITY AVE	PEORIA	IL	61604	FLORENCE STREET PARTNERS, LP	7625 N. UNIVERSITY AVE., SUITE C, PEORIA, IL 61614 United States
Store	10610 D CENTRUM PKWY	PINEVILLE (CENTRUM)	NC	28134	KIMCO REALTY CORPORATION	3333 NEW HYDE PARK ROAD, SUITE 100, PO BOX 5020, NEW HYDE PARK, NY 11042-0020 United States
Store	712 W COUNTY RD 42	BURNSVILLE	MN	55337	BURNHAVEN SIX, LLC	ANDERSON PROPERTY MANAGEMENT, 6205 PARKWOOD ROAD,
Store	Sherwood Plaza 1298 Worcester Street	Natick	MA	01760	HC ATLANTIC DEVELOPMENT LP	C/O HAROLD COHEN ASSOCIATES, INC, 393 TOTTEN POND RD, SUITE 203, WALTHAM, MA 02451-2013
Store	Park NORTH Center 510 NW Loop 410,Suite 106	SAN ANTONIO	TX	78216	PN PLAZA INVESTMENTS, LP	HPI REAL ESTATE MANANGEMENT, INC, 4538 CENTERVIEW DRIVE, SUITE 151,
Store	6601 MENAUL STREET	ALBUQUERQUE	NM	87110	MORIMOTO PARTNERSHIP, LLC	13625 GLENCLIFF WAY, SAN DIEGO, CA 92130
Store	320 W SUNRISE HWY	VALLEY STREAM	NY	11582	TOYS R US, INC	1 GEOFFREY WAY, ATTN: VP-RE COUNSEL, WAYNE, NJ 07470-2030
Store	THE SHOPS AT LA PALMERA 4938 SSTAPLES STREET SUITE D-13	CORPUS CHRISTI	TX	78411	STAPLES CENTER RETAIL VENTURELP	LaPALMERS MANAGEMENT OFFICE, 5488 SOUTH PADRE ISLAND, CORPUS CHRISTI, TX 78411
Store	5504 SAN BERNADO AVE STE 100	LAREDO	TX	78041	GEMINI RIO NORTE	GEMINI PROPERTY MANAGEMENT, LLC, 16740 BIRKDALE COMMONS PKY, STE 301, HUNTERSVILLE, NC
Store	4621 S. Hulen St	FT WORTH	TX	76132	JAMES H PARKINSON FAMILY TRUST	THE WOODMONT COMPANY, 2100 W. 7TH STREET, FORT WORTH, TX 76107 United States
Store	13340 PRESTON RD	DALLAS	TX	75240	PRESTON VALLEY VIEW, LTD	VISTA PROPERTY COMPANY, 8350 N. CENTRAL EXPWY, STE 1275, DALLAS, TX 75206
Store	3501 PAXTON STREET G12	HARRISBURG	PA	17109	HARRISBURG MALL , LP	KIMBERLY WHITE, ST JOHN PROPERTIES, INC, 2560 LORD BALTIMORE DRIVE, BALTIMORE, MD 21244
Store	1111 MUTUAL WAY	GRAND CHUTE(APPLETON)	WI	54913	GRANDVIEW CENTER ASSOCIATES,LLC	118 WEST PECKHAM STREET, NEENAH, WI 54956 United States
Store	8889 GATEWAY BLVD W BLDG 190STE 550	EL PASO	TX	79925	THE FOUNTAINS AT FARAH, LP	SANDRA MENDEZ, 123 W. MILLS AVENUE, SUITE 600, EL PASO, TX 79901
Store	66 BLANDING BLVD	ORANGE PARK	FL	32073	DOUGLAS GROUP OF CO.	951 MATHESON BLVD. EAST, MISSISSAUGA, L4W2R7 United States
Store	9402 ARLINGTON EXWY	JACKSONVILLE	FL	32225	FUCMS 2001-C2 ARLINGTONEXPRESSWAY, LLC	3333 S. ORANGE AVE, SUITE 201, ATTN: BRUCE D. LYONS,
Store	1749 NE 163rd Street	N MIAMI BEACH	FL	33162	PROMENADE PROPERTYASSOCIATES	111 S. 17TH AVE, HOLLYWOOD, FL 33020-6801 United States
Store	STAPLES PLAZA 861 WILLISTON RD	S BURLINGTON	VT	05403	BURLINGTON INTERSTATE CENTER,LLC	EASTERN DEVELOPMENT,LLC, 120 PRESIDENTIAL WAY SUITE 300, WOBURN, MA 01801
Store	RTE 6 SCRANTON-CARBONDALEHWY	SCRANTON	PA	18508	BD CARBONDALE LP	1518 PARKSIDE DRIVE, LAKEWOOD, NJ 08701 United States
Store	1757 SUNRISE HWY	BAYSHORE (LONG IS)	NY	11706	TRIANGLE PROPERTIES #3	30 JERICHO EXECUTIVE PLAZA, SUITE 300C, JERICHO, NY 11753 United States
Store	220 HADDONFIELD RD	CHERRY HILL	NJ	08002	CHERRY HILL HADDONFIELD LLC	ARC PROPERTIES, 1401 BROAD STREET,
Store	Schaumburg Promenade 1985 East GolfRoad	SCHAUMBURG	IL	60173	INLAND SCHAUMBURG PROMENADELLC	INLAND COMMERCIAL PROPERTY MGMT, INC, 2901 BUTTERFIELD ROAD,
Store	2367 MACARTHUR RD	WHITEHALL(ALLENTOWN)	PA	18052	ESTATE OF ANNA KASYCH	JAMES H. CALKINS, 522 PINEGROVE LANE,
Store	2130 WALDEN AVE	CHEEKTOWAGA	NY	14225	BRE DDR WALDEN PLACE LLC	C/O DDR CORP, 3300 ENTERPRISE PARKWAY, BEECHWOOD, OH 44122 United States
Store	288 RTE 10 W	SUCCASUNNA	NJ	07876	WESCO, INC	214 ROUTE 10, E HANOVER, NJ 07936 United States

Store	11736 WEST BROAD STREET, SUITE110 PARC PLACE AT SHORT PUMP	RICHMOND	VA	23233	GIBRALTAR PROPERTYMANAGEMENT, INC	111 EAST VICTORIA STREET -2ND FL, SANTA BARBARA, CA 93101 United States
Store	326 RTE 18	E BRUNSWICK	NJ	08816	EKAJ ASSOCIATES, LLC	BRIER HILL COURT, BUILDING C, SUITE 206, EAST BRUNSWICK, NJ 08816 United States
Store	2128 SAGAMORE PKWY S	LAFAYETTE	IN	47905	BRAND INVESTMENTS	6274 EAST 375 SOUTH, LAFAYETTE, IN 47905 United States
Store	4410 N MIDKIFF RD SUITE B-1	MIDLAND	TX	79705	PILCHERS GROUP	7001 PRESTON RD, STE 200 LB18, DALLAS, TX 75205 United States
Store	3501 AMBASSADOR CAFFREY	LAFAYETTE	LA	70503	EQUITY ONE REALTY ANDMANAGEMENT, INC.	LOUISIANA PORTFOLIO, LLC ATTN: LEGAL DEP, 1600 NE MIAMI GARDENS DRIVE, NORTH MIAMI BEACH, FL
Store	507 N ACADEMY BLVD CITADEL XG	COLORADO SPRINGS	CO	80909	CITADEL CROSSING ASSOCIATES	NEWMARK MERRILL MOUNTAIN STATES, 2720 COUNCIL TREE AVE., SUITE 230, FORT COLLINS, CO
Store	9490 AIRLINE HWY	BATON ROUGE	LA	70815	COMMERCE GROUP, INC.	1280 W. NEWPORT CENTER DRIVE, DEERFIELD BEACH, FL 33442 United States
Store	REGENCY SQUARE 2406 WESTBRANDON BLVD	BRANDON	FL	33511	RECENCY CENTERS LP	REGENCY CENTERS CORP, ONE INDEPENDENT DRIVE, SUITE 114,
Store	1006 W ANTHONY DR SUITES A & B	CHAMPAIGN	IL	61820	BLOOMFIELD 2005, LLC	BLOCK & COMPANY, INC. C/O, 605 W. 47TH ST., SUITE 200,
Store	10515 N. MO-PAC EXPRESSWAYBUILDING H	AUSTIN	TX	78759	ARBOR WALK MALL, LLC	M.S. MANAGEMENT ASSOCIATES, INC, 225 WEST WASHINGTON STREET,
Store	618 S RTE 59 NAPER W PLZ #112	NAPERVILLE	IL	60540	NAPERW, LLC	BONNIE MANAGEMENT CORP, 8430 W. BRYN MAWR AVE, SUITE 850,
Store	7681 N POINT PKWY SUITE 500	ALPHARETTA	GA	30022	CENTRO WATT OPERATINGPARTNERSHIP 2, LLC	CENTRO PROPERTIES GROUP, 420 LEXINGTON AVE, 7TH FL,
Store	9492 SOUTH DIXIE HWY	MIAMI	FL	33156	DADELAND POINT, LLC	9241 SW 140 STREET, MIAMI, FL 33176 United States
Store	620 East Altamonte Drive	ALTAMONTE SPRINGS	FL	32701	SPECIALTEE GOLF OF FLORIDA INC	4071 S. ATLANTIC AVE, SUITE 305, NEW SMYRNA BEACH, FL 32169 United States
Store	2403 S. STEMMONS FREEWAY SUITE100-ABC	LEWISVILLE	TX	75067	CENTCOM/ VISTA GROVE,LP	2403 S. STEMMONS FREEWAY, SUITE 111, LEWISVILLE, TX 75067 United States
Store	1418 E BATTLEFIELD RD	SPRINGFIELD	MO	65804	MD DEVELOPMENT CO.	C/O MCLOUD & CO., 1949 E. SUNSHINE, SUITE 1-206, SPRINGFIELD, MO 65804 United States
Store	12150 SOUTH Beyer Rd. Space F050	BIRCH RUN	MI	48415	BIRCH RUN OUTLETS II, LLC	105 EISENHOWER PARKWAY, 7961CASMA1/, ROSELAND, NJ 07068 United States
Store	135 BLOOMFIELD AVE	BLOOMFIELD	NJ	07003	BLOOMFIELD PLAZA ASSOCIATES	275 MADISON AVE, 30 th FL, NEW YORK, NY 10016 United States
Store	3270 NICHOLASVILLE RD	LEXINGTON	KY	40503	CROSSROADS ASSOCIATES	EQUITY MGMT GROUP, INC-C/O, 840 E HIGH ST, SUITE 110,
Store	4601 CREEDMOR ROAD SUITE 105	RALEIGH	NC	27612	SDC GLENWOOD PLACE, LLC	SDC LEASING & MANAGMENT SERVICES, 405 N. LAMAR BLVD, SUITE 200, AUSTIN, TX 78703
Store	240 Park Hills Plaza	ALTOONA	PA	16602	CW PARK HILLS PLAZA LP	CENTRO PROPERTY GROUP/SALES AUDIT DEPT, PO BOX 962,
Store	3514 W GENESEE ST	Syracuse	NY	13219	IRWIN & ANN KLEIN	THE SUTTON CO., 525 PLUM STREET, SUITE 100, SYRACUSE, NY 13204 United States
Store	2091 WEST ST SUITE B	ANNAPOLIS	MD	21401	ANNAPOLIS STATION L.L.C.	ROBERT W. DOUGLAS, 10 LEIGH DRIVE, OCEAN PINES, MD 21811 United States
Store	1950 PLEASANT HILL RD SUITE B	DULUTH	GA	30096	COMMERCE GROUP, INC.	1280 W. NEWPORT CENTER DRIVE, DEERFIELD BEACH, FL 33442 United States
Store	YORK RIDGE CTR 815 GOUCHERBLVD	TOWSON	MD	21286	VORNADO REALTY TRUST	210 ROUTE 4 EAST, PARAMUS, NJ 07652-0910 United States

Store	4455 CLEVELAND AVE	FT MYERS	FL	33901	DESTINY BUILDINGS LLC	c/o CONTINENTAL REAL ESTATE COMPANIES, 2121 PONCE DE LEON BLVD,SUITE 1250,
Store	89-55 QUEENS BLVD	ELMHURST	NY	11373	HARMEN INVESTMENT CO., LP	91-31 QUEENS BLVD, ELMHURST, NY 11373 United States
Store	3435 WRIGHTSBORO RD Suite 1206	AUGUSTA	GA	30909	RICHMOND STATION LLC	11501 NORTHLAKE DRIVE, CINCINNATI, OH 45249 United States
Store	1990 N MILITARY TRAIL	W PALM BEACH	FL	33409	TIME EQUITIES, INC AS AGENT	CLINTON HILLS WPB EQUITIES, LLC, 55 5TH AVE., 15TH FLOOR, NEW YORK, NY 10003
Store	3558 SW COLLEGE RD	OCALA	FL	34474	CLARUS PLAZA, LLC	5015 SE 7TH AVE, OCALA, FL 34480 United States
Store	1723 MONTGOMERY HWY S STE 111	BIRMINGHAM (HOOVER)	AL	35244	BRE DDR RIVERCHASE PROMENADELLC	EXECUTIVE VP-LEASING, DDR CORP, 3300 ENTERPRISE PARKWAY, BEACHWOOD, OH 44122
Store	DIAMNOD RETAIL CTR 523 S.GAMMON RD	MADISON	WI	53719	S&J 515 GAMMON, LLC	2500 MILTON AVE, UNIT 110, JANESVILLE, WI 53545 United States
Store	TANGER OUTLET CNTR. 300 TANGERBLVD. STE 103	BRANSON	MO	65616	TANGER PROPERTIES LIMITEDPARTNERSHIP	3200 NORTHLINE AVE, SUITE 360, GREENSBORO, NC 27408 United States
Store	2410 LAURENS RD	GREENVILLE	SC	29607	L.C. JULIAN, JR., LLC	P.O. BOX 2610, GREENVILLE, SC 29602 United States
Store	936 RTE 22 E	SOMERVILLE	NJ	08876	STRATIS CORP	PARK & MOUNTAIN AVENUES, SCOTCH PLAINS, NJ 07076 United States
Store	SAWGRASS COMMONS 13001 W.SUNRISE BVLD	SUNRISE	FL	33323	FVP SAWGRASS LLC	AZOR ADVISORY SERVICES, INC, 4611 SOUTH UNIVERSITY DRIVE #110, DAVIE, FL 33328
Store	4217 S BROADWAY AVE	TYLER	TX	75701	NOLAN E. AND PAUL MANZIEL	P.O. BOX 6005, 110 WEST EIGHT ST, TYLER, TX 75711 United States
Store	3196 N STATE RD 7 REEF PLZ	LAUDERDALE LAKES	FL	33319	REEF PLAZA, LLC	DACAR MANAGEMENT, LLC, 336 EAST DANIA BEACH BLVD,
Store	1111 LEAGUE LINE RD SUITE 121	CONROE	TX	77303	CRAIG REALTY GROUP-CONROE, LP	ATTN:MANAGER- LEASE ADM & GEN COUNSEL, 4100 MACARTHUR BLVD, SUITE 200, NEWPORT BEACH, CA
Store	1170 W PATRICK ST SUITES G & H	FREDERICK	MD	21702	ROUTE 40 LP	ROBERT BEGELMAN-C/O, 15942 SHADY GROVE ROAD, GAITERSBURG, MD 20877 United States
Store	455 BELWOOD RD SE SUITE 60	CALHOUN	GA	30701	CALHOUN OUTLETS LLC	105 EISENHOWER PARKWAY, 7962CASMA1/, ROSELAND, NJ 07068 United States
Store	5732 MCWHINNEY BLVD SPACE E-40	LOVELAND	CO	80538	CRAIG REALTY GROUP-LOVELAND,LLC	ATTN:MANAGER-LEASE ADM&GENERAL COUNSEL, 4100 MACARTHUR,Ste200,NEWPORT BEACH, CA 92660
Store	2110 W INTERNATL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114	RICHARD J. SCHILDHORN, TRUSTEE	C/O SRA INVESTMENTS, INC., 4140 N.W. 60TH CIRCLE, BOCA RATON, FL 33496 United States
Store	64 TUNNEL RD	ASHEVILLE	NC	28805	PATCO REALTY	222 GRAND AVE, ENGLEWOOD, NJ 07631 United States
Store	8115 Factory Shops Boulevard	JEFFERSONVILLE	OH	43128	TANGER PROPERTIES LIMITEDPARTNERSHIP	ATTN: LEGAL DEPARTMENT, 3200 NORTHLINE AVE., SUITE 360,
Store	1470 PLEASANT VALLEY RD	MANCHESTER	CT	06040	PLAZA AT BUCKHILLS, LLC	M.S. MANAGEMENT ASSOCIATES INC, 225 W. WASHINGTON STREET,
Store	11747 N EXECUTIVE DR SPACE B80	EDINBURGH	IN	46124	CPG PARTNERS, L.P.	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	4710-B UNIVERSITY DRIVE	HUNTSVILLE	AL	35816	BROOKHILL MANAGEMENTCORPORATION	501 MADISON AVENUE, NEW YORK, NY 10022 United States
Store	TYSONS CORNER CTR 8027LEESBURG PIKE	VIENNA/TYSONSCORNER	VA	22182	ROCKS TYSONS TWO LLC	ALLEN & ROCKS, INC, 1960 GALLOWS ROAD, SUITE 300,
Store	1475 N BURKHART RD, SUITE D180	HOWELL	MI	48855	TANGER PROPERTIES LIMITEDPARTNERSHIP	PO BOX 10889, 3200 NORTHLINE AVENUE SUITE 360, GREENSBORO, NC 27408 United States

Store	210 SAINT PAUL STREET	DENVER	CO	80206	210 ST. PAUL STREET LLC	210 SAINT PAUL STREET SUITE 240, ATTN: LARRY HANSON, DENVER, CO 80206
Store	655 RTE 318 SUITE A005	WATERLOO	NY	13165	WATERLOO PREMIUM OUTLETS, LLC	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	1919 VALLEY VIEW BLVD NORTHWES	ROANOKE	VA	24012	ROANOKE VENTURE, LLC	GOODMAN PROPERTIES INC, 2870 PEACHTREE ROAD # 889, ATLANTA, GA 30305
Store	311 WEST MORELAND ROAD	WILLOW GROVE	PA	19090	WCK LIMITED PARTNERSHIP	c/o SOFAS & CHAIRS, 3101 ERIE BLVD, EAST, SYRACUSE, NY 13214 United States
Store	2522 SCOTTSVILLE RD	BOWLING GREEN	KY	42104	J-MAR PROPERTIES, LLC	2530 SCOTTSVILLE ROAD SUITE 21, BOWLING GREEN, KY 42104 United States
Store	1039 E COUNTRY LINE RD SUITE A	JACKSON	MS	39211	CENTRO HERITAGE COUNTY LINELLC	c/o CENTRO PROPERTY GROUP, 420 LEXINGTON AVE 7TH FL,
Store	VERO BEACH OUTLETS 1757 94TH DRSUITE D180	VERO BEACH	FL	32966	VERO BEACH OUTLETS	1824 94TH DRIVE, VERO BEACH, FL 32966 United States
Store	9396 WEST 159TH STREET	ORLAND PARK	IL	60462	ROCKSIDE, LLC	C/O TERRACO, INC, 3201 OLD GLENVIEW RD., SUITE 300, WILMETTE, IL 60091
Store	120 LACONIA RD STE 206 LAKE RG	TILTON	NH	03276	TANGER PROPERTIES LIMITEDPARTNERSHIP	3200 NORTHLINE AVE, SUITE 360, GREENSBORO, NC 27408 United States
Store	6376 EAST STATE TREET	ROCKFORD	IL	61108	SUNIL PURI, LLC/6370 STATE, LLC	FIRST ROCKFORD GROUP, INC/, 6801 SPRING CREEK RD, ROCKFORD, IL 61114
Store	Westgate Shopping Center 19504 KatyFreeway	HOUSTON	TX	77094	PACIFIC SIERRA ASSOCIATESWESTGATE, LLC	WULFE MGMT SERVICES, INC/6 BLVD PLACE, 1800 POST OAK BLVD, SUITE 6400,
Store	8725 SHERIDAN BLVD UNIT B	WESTMINSTER	CO	80003	ROCKY MOUNTAIN PROPERTIES LP	CO CSM CORPORATION, 500 WASHINGTON AVE SOUTH, SUITE 3000, MINNEAPOLIS, MN 55415-1151
Store	Tanger Outlets 4015 INTERSTATE HWY35 STE 214	SAN MARCOS	TX	78666	TANGER PROPERTIES LIMITEDPARTNERSHIP	PO BOX 10889, 3200 NORTHLINE AVENUE SUITE 360, GREENSBORO, NC 27408 United States
Store	800 STEVEN B TANGER BLVD S/310	COMMERCE	GA	30529	TANGER PROPERTIES LIMITEDPARTNERSHIP	PO BOX 10889, 3200 NORTHLINE AVENUE SUITE 360, GREENSBORO, NC 27408 United States
Store	6715 JONESBORO RD. SUITE H	MORROW	GA	30260	SOUTH POINT SHOPPING CENTER ET.AL.	JIM FLOCK, FORUM MANATEMENT GROUP, INC., 1750 PEACHTREE ST., NW, ATLANTA, GA 30359
Store	430 CONSUMER SQUARE	MAYS LANDING	NJ	08330	BENDERSON-WAINBERGASSOCIATES, LP	DEVELOPERS DIVERSIFIED REALTY CORP, 3300 ENTERPRISE PARKWAY, BEACHWOOD, OH 44122
Store	1930 S W WANAMAKER RD SUITE E	TOPEKA	KS	66604	CB RICHARD ELLIS, INC	400 SW 8TH STREET, SUITE 110, TOPEKA, KS 66603 United States
Store	3200 PLANK ROAD	FREDERICKSBURG	VA	22407	COMMERCE GROUP, INC.	1280 W. NEWPORT CENTER DRIVE, DEERFIELD BEACH, FL 33442 United States
Store	BAYBROOK PASSAGE 19419 GULFFREEWAY	WEBSTER	TX	77598	PASSAGE REALTY, INC	COVENTRY DEVELOPMENT CORP, 1041 THIRD AVE, NEW YORK, NY 10065
Store	622 W. LINMAR LN. SUITE D-25	JOHNSON CREEK	WI	53038	CPG PARTNERS, L.P.	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	6415 LABEAUX AVE NE	ALBERTVILLE	MN	55301	CPG PARTNERS, LP	C/O CHELSEA PROPERTY GROUP, INC., 105 EISENHOWER PKWY,
Store	2601 SOUTH MCKENZIE ST SUIT S476	FOLEY	AL	36535	TANGER PROPERTIES LIMITEDPARTNERSHIP	3200 NORTHLINE AVE, SUITE 360, GREENSBORO, NC 27408 United States
Store	131 NUT TREE RD SUITE K	VACAVILLE	CA	95687	CPG FINANCE I LLC	PREMIUM OUTLETS, SIMON PROPERTY GROUP, INC, 225 W.WASHINGTON ST, INDIANAPOLIS, IN 46204
Store	2700 STATE RD 16 SUITE 815	ST. AUGUSTINE	FL	32092	CPG PARTNERS, LP	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	112-A TANGER DRIVE	WILLIAMSBURG	IA	52361	TANGER PROPERTIES LIMITEDPARTNERSHIP	PO BOX 10889, 3200 NORTHLINE AVENUE SUITE 360, GREENSBORO, NC 27408 United States

Store	1863 GETTYSBURG VILLAGE DR STE250	GETTYSBURG	PA	17325	GETTYSBURG OUTLET CENTER LP	THE OUTLETS SHOPPES AT GETTYSBURG, 5000 HAKES DRIVE, SUITE 500, MUSKEGON, MI 49441
Store	1000 ROUTE 611, UNIT A19	TANNERSVILLE	PA	18372	CHELSEA POCONO FINANCE, LLC	105 EISENHOWER PARKWAY, TENANT ID #7852 CASMA3/,
Store	13000 FOLSOM BLVD SUITE 1440	FOLSOM	CA	95630	CHELSEA FINANCING PARTNERSHIP,LP	FOLSOM PREMIUM OUTLETS, 105 EISENHOWER PARKWAY,
Store	495 PREMIUM OUTLETS BLVD	HAGERSTOWN	MD	21740	OUTLET VILLAGE OF HAGERSTOWNLP	7969CASMA1, 105 EISENHOWER PARKWAY, ROSELAND, NJ 07068
Store	1911 Leesburg Grove City Road, Suite 315	GROVE CITY	PA	16127	GROVE CITY FACTORY SHOPS, LP	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068
Store	Glenwood Village 7 Glenwood Rd, Suite E	CLINTON	CT	06413	MGF, INC	1557 LAKE WHITNEY DRIVE, WINDERMERE, FL 34786 United States
Store	Factory Outlet Village 4540 Highway 54,Suite N4	OSAGE BEACH	MO	65065	CPG PARTNERS, L.P.	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068
Store	MIDWAY GALLERIA 18701 COASTALHWY SPACE 2, 3 & 4	REHOBOTH BEACH	DE	19971	MIDWAY SHOPPES, LLC	30373 SOUTHAMPTON BRIDGE ROAD, SALISBURY, MD 21804
Store	10737 FACTORY SHOPS BLVD	GULFPORT	MS	39503	GULFPORT FACTORY SHOPS LP	7968CASMA1/, 105 EISENHOWER PARKWAY, ROSELAND, NJ 07068
Store	Louisiana Boardwalk 640 Boardwalk Blvd	BOSSIER CITY	LA	71111	GARRISON BOARDWALK LLC	JOSH DINSTEIN, 1350 AVENUE OF THE AMERICAS, 9TH FLOOR,
Store	1483 Retherford St.	TULARE	CA	93274
Store	Jackson Premium Outlets 537 MonmouthRd. Sp. 322	JACKSON	NJ	08527	CPG PARTNERS, L.P.	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	Citadel Outlets 100 Citadel Dr. Suite #660	COMMERCE	CA	90040	CRAIG REALTY GROUP CITADEL,LLC	ATTN: MANAGER-LEASE ADM & GENERAL COUNSE, 4100 MACARTHUR BLVD, SUITE 200, NEWPORT BEACH,
Store	1740 Lighthouse Place	MICHIGAN CITY	IN	46360	CHELSEA PROPERTY GROUP	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	Allen Prem. Outlets 820 W. Stacey Rd.Suite 330	ALLEN	TX	75013	CHELSEA ALLEN DEVELOPMENT, LP	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	Rio Grande Val.Prem.Out. 5001 E.Exprsswy. 83 #230	MERCEDES	TX	78570	CPG MERCEDES, LP	105 EISENHOWER PARKWAY, ROSELAND, NJ 07068 United States
Store	Rnd. Rck. Prem. Out. 4401 N. IH 35, S#869	ROUND ROCK	TX	78664	CPG ROUND ROCK, LP	CHELSEA PROPERTY GROUP, 105 EISENHOWER PARKWAY,
Store	PHIL PREM OTLTS 18 LIGHTCAP RDSTE 167	POTTSTOWN	PA	19464	CHELSEA LIMERICK HOLDINGS, LLC	CHELSEA PROPERTY GROUP, 105 EISENHOWER PARKWAY,
Store	29300 HEMPSTEAD RD STE#804	CYPRESS	TX	77433	CPG HOUSTON HOLDINGS, LP	CHELSEA PROPERTY GROUP, 105 EISENHOWER PARKWAY,
Store	TANGER OUTLET CNTR 2200 TANGERBLVD STE725	WASHINGTON	PA	15301	TANGER PROPERTIES LIMITEDPARTNERSHIP	3200 NORTHLINE AVE, SUITE 360, GREENSBORO, NC 27408 United States
Store	6041 TOPANGA CANYON BLVD	WOODLAND HILLS	CA	91367	EMANUEL M. RIDER, TRUSTEE	C/O RICHARD J. LAUTER & CO., LLP, 4640 ADMIRALTY WAY, SUITE 700, MARINA DEL REY, CA 90292
Store	16129 S HAWTHORNE BLVD SUITE F	LAWNDALE	CA	90260	MIRACLE PROPERTIES LTD	8484 WILSHIRE BLVD, SUITE 725, BEVERLY HILLS, CA 90211-3270 United States
Store	SAN BRUNO TOWNE CTR 1202 ELCAMINO REAL	SAN BRUNO	CA	94066	SAN BRUNO TOWNE CENTER	TAMMY VOSSLER, SHELTER BAY RETAIL GROUP, 5645 SILVER CREEK
Store	319 S. Winchester Blvd.	SAN JOSE	CA	95128	MOSCOVITZ PROPERTIES	C/O ROBERT L SOCKOLOV, 188 KING STREET #303, SAN FRANCISCO, CA 94107 United States

Store	651 CONTRA COSTA BLVD	PLEASANT HILLS	CA	94523	PH SEKA PROPERTIES, LLC	23 RAILROAD AVE #1083, DANVILLE, CA 94526 United States
Store	1701 Ethan Way	SACRAMENTO	CA	95815	ATOMIC INVESTMETNS, INC	3200 HIGHLAND AVE., B4-2, NATIONAL CITY, CA 91950 United States
Store	8000 AMADOR VALLEY BLVD	DUBLIN	CA	94568	GROWERS PROPERTIES #24 LTD	c/o CARDOZA PROPERTIES, INC, 101 ELLINWOOD DRIVE, PLEASANT HILL, CA 94523 United States
Store	3200 SISK RD UNIT G	MODESTO	CA	95356	BELCO DEVELOPMENT &INVESTMENT	P.O. BOX 727, TEMECULA, CA 92593 United States
Store	4935-B NORTH BLACKSTONE AVENUE	FRESNO	CA	93710	SHAWSTONE TIC	SIEGEL & COMPANY, 1616 W. SHAW AVE, SUITE A1,
Store	798 INLAND CTR DR	SAN BERNARDINO	CA	92408	H/INLAND ENTERPRISES	WAGNER & SCUDERI, 15315 MAGNOLIA BLVD., SHERMAN OAKS, CA 91403 United States
Store	1705 E CAMELBACK ROAD	PHOENIX	AZ	85016	LOU REGESTER FURNITURE CO INC	C/O JOHN REGESTER, PO BOX 44331, PHOENIX, AZ 85064-4331 United States
Store	1911 SANTA ROSA AVE	SANTA ROSA	CA	95407	KAREN LYNN BASSO	PO BOX 1635, WINDSOR, CA 95492 United States
Store	1381 WEST SUNSET ROAD	HENDERSON	NV	89014	REMINGTON COMMERCIAL I, LLC	5451 S. DURANGO DRIVE , SUITE 110,
Store	3699 MING AVE MING PLAZA	BAKERSFIELD	CA	93309	MING PLAZA ASSOCIATES, LLC	C/O VILLAGE PROPERTIES OPERATING CO, LLC, 940 EMMETT AVE., SUITE 200,
Store	13766 JAMBOREE ROAD	IRVINE (TUSTIN)	CA	92602	TIC INVESTMENTSCOMPANY	THE IRVINE COMPANY LLC, 101 INNOVATION DRIVE,
Store	Robinhood Plaza, 5756 Pacific Avenue	STOCKTON	CA	95207	STONE BROTHERS & ASSOC	5250 CLAREMONT AVE, STOCKTON, CA 95207 United States
Store	5015 TACOMA MALL BOULEVARD	TACOMA	WA	98409	EVERGREEN PLAZA 1, LLC	8050 84TH AVE SE, MERCER ISLAND, WA 98040 United States
Store	4211 Paradise Road	LAS VEGAS	NV	89169	HURD NEVADA, LLC	C/O RICHARD HURD, 2000 FULLER ROAD, WEST DES MOINES, IA 50265 United States
Store	882 BLOSSOM HILL RD K-MART CTR	SAN JOSE	CA	95123	SAMPSON FAMILY TRUST	8225 Vineyard Dr., PO BOX 1887, PASO ROBLES, CA 93446 United States
Store	8705 SW HALL BLVD	BEAVERTON (TIGARD)	OR	97008	HALL BLVD.INVESTORS an OREGON	JOINT VENTURE, 520 SW YAMHILL SUITE 444, PORTLAND, OR 97201 United States
Store	330 S VINCENT AVE	W COVINA	CA	91790	VERNON L. WILLIAMS	35391 CAMINO CAPISTRANO BEACH, CAPISTRANO, CA 92624 United States
Store	15099 HESPERIAN BLVD SUITE E&F	SAN LEANDRO	CA	94578	HALCYON PLACE L.P.	3650 MT. DIABLO BLVD STE 103, PO BOX 1059, LAFAYETTE, CA 94549 United States
Store	4055 N ORACLE RD	TUCSON	AZ	85705	RICK MCGARREY	2920 N. SANTA ROSA PLACE, TUCSON, AZ 85712 United States
Store	6010 N DIVISION ST	SPOKANE	WA	99208	POLAR ENTERPRISES, LLC	5426 S. QUAIL RIDGE CIRCLE, SPOKANE, WA 99223-6386 United States
Store	WESTFIELD MALL 72-840 HIGHWAY111 #2470	PALM DESERT	CA	92260	WEA PALM DESERT LP	LEGAL DEPARTMENT, 2049 CENTURY PARK EAST, 41ST FL,
Store	17600 COLLIER AVE SUITE H184	LAKE ELSINORE	CA	92530	MOHR AFFINITY, LLC, DBA	LAKE ELSINORE OUTLETS, 13457 BROOKS DRIVE, BALDWIN PARK, CA 91706 United States
Store	LAKEWOOD CTR 4437 CANDLEWOODSTREET	LAKEWOOD	CA	90712	MACERICH LAKEWOOD LLC	CENTER MANAGER, 500 LAKEWOOD CENTER MALL,
Store	2990 MIDWAY DR ROSECRANS CTR	SAN DIEGO	CA	92110	EDEN PLAZA SAN DIEGO LLC	PO BOX 1959, PLEASANTON, CA 94566 United States
Store	5592 S SEPULVEDA BLVD	CULVER CITY	CA	90230	ROBERT H. THOMPSON	TRUSTEE OF THE THOMPSON FAMILY, 6317 W. SLAUSON AVENUE,
Store	JANTZEN BEACH CENTER 1840 NTOMAHAWK ISLAND DRIVE	PORTLAND (JANTZENBEACH)	OR	97217	JANTZEN DYNAMIC CORPORATION	LEGAL DEPT, JANTZEN MANAGER (SC), LLC,

Store	12544-B AMARGOSA ROAD	VICTORVILLE	CA	92392	DIVERSIFIED INVESTMENTCOMPANY	30240 RANCH VIEJO ROAD, SUITE B, SAN JUAN CAPISTRANO, CA 92675 United States
Store	1132 LANCASTER DRIVE NE	SALEM	OR	97301	ACADEMY SQUARE LLC	CRITERIA PROPERTIES, 7035 SW HAMPTON ST. SUITE 130,
Store	5595 SOUTH VIRGINIA ST SUITE A	RENO	NV	89502	SHANKER NEVADA LLC	EUGENE BURGER MANAGEMENT CORP., 5011 MEADOWOOD MALL WAY, SUITE 200,
Store	25640 THE OLD ROAD	VALENCIA	CA	91381	VALENCIA MARKETPLACE I, LLC	101 N. WESTLAKE BLVD #201, WESTLAKE VILLAGE, CA 91362 United States
Store	440 BARRETT PKWY, SUITE 17	KENNESAW	GA	30144	OTAY MAIN STREET LLC	WESTWOOD FINANCIAL CORP, 11440 SAN VICENTE BLVD STE. #200,
Store	2108 SOUTH CARAWAY	JONESBORO	AR	72401	PHILLIPS INVESTMENTS INC.	P.O. BOX 19298, JONESBORO, AR 72403 United States
Store	INDEPENDENCE CMNS SHPNG CNTR19110 A E 39TH STREET	INDEPENDENCE	MO	64055	BEST BUY STORES LP	BEST BUY CORPORATE, 7601 PENN AVE SOUTH, RICHFIELD, MN 55423-3645 United States
Store	2830 W CHANDLER BLVD	CHANDLER	AZ	85224	CHANDLER FESTIVAL SPE LLC	C/O COLE REAL ESTATE INVESTMENTS, 2325 EAST CAMELBACK ROAD, SUITE 1100,
Store	7634 MALL ROAD	FLORENCE	KY	41042	VILLAGE AT THE MALL HOLDINGS,LLC	, 3847 EAST PIKE PEAK AVE, SUITE J2,
Store	3258 SiILAS CRREK PARKWAY	WINSTON-SALEM	NC	27103	SILAS CREEK CROSSINGASSOCIATES, LLC	ZAREMBA GROUP, LLC, 14600 DETROIT AVE., SUITE 1500,
Store	7601 CARSON BLVD	LONG BEACH	CA	90808	VESTAR PROPERTY MANAGEMENT	2425 E. CAMELBACK RD, SUITE 750, PHOENIX, AZ 85016 United States
Store	301 WEST EXPLANADE DRIVE	OXNARD	CA	93030	CALIFORNIA PROPERTY OWNERS I,LLC	BIXMORE PROPERTY GROUP, 420 LEXINGTON AVE., 7TH FL,
Store	2101 WEST BROADWAY SUITE EE	COLUMBIA	MO	65203	RAUL WALTER PROPERTIES	1021 ASHLAND ROAD #1405, COLUMBIA, MO 65201-7595 United States
Store	902 WEST KIMBERLY ROAD	DAVENPORT	IA	52806	CAPREALTY 14-VILLAGE, LLC	CAPSTONE REAL ESTATE GROUP, INC, 2 GREEN VILLAGE ROAD, SUITE 209,
Store	1392 TWIXT TOWN ROAD	MARION	IA	52302	COLLINS SQUARE, LLC	JOHN VIGGERS, NAI OPTIMUM,
Store	The Orchard@Saddleback 23600 El toroRd. Sts. A&B	LAKE FOREST	CA	92630	ORCHARD LAKE FOREST CA LP	C/O SCHOTTENSTEIN PROPERTY GROUP LLC, 4300 E. FIFTH AVE,
Store	700 N JOHNSON AVE SUITE 1	EL CAJON	CA	92020	PACIFIC COAST COMMERCIAL	6050 SANTO ROAD, SUITE #200, SAN DIEGO, CA 92124 United States
Store	90 RHL BOULEVARD	SOUTH CHARLESTON	WV	25309	LBCMT 2007-C3RHL BLVD LIMITEDPARTNERSHIP	DAVID BARROW, CB RICHARD ELLIS,
Store	9078 WESTVIEW RD, SUITE 100	LONE TREE	CO	80124	SPRING VALLEY-CAMPO ROAD LLC& HOROWITZ FAMILY TRUST OF	SESSIONS GROUP LLC, 936 E. 18TH AVE, DENVER, CO 80218 United States
Store	10359 ULMERTON RD	LARGO	FL	33771	REAL GLOBAL INVESTMENTS, LLC	c/o BART R. SAUNDERS, 7232 W. SAND LAKE ROAD, SUITE 202,
Store	2777 PAPER MILL RD, SUITE C-3a	WYOMISSING	PA	19610	SPRING RIDGE, LP	C/O S RIDGE MANAGEMENT, LLC, 106 LORI LANE, BOILING SPRINGS, PA 17007 United States
Store	4014 B MEDINA RD	COPLEY (FAIRLAWN)	OH	44333	MSA MONTROSE LP	HAMPTON PROPERTIES, INC, 125 GAGNON STREET, SUITE 201,
Store	19075 I-45 SOUTH, Suite 400 PortofinoCenter	SHENANDOAH	TX	77385	KRG PORTOFINO, LLC	KITE REALTY GROUP, LP, 30 SOUTH MERIDIAN STREET, SUITE 1100,
Store	1730 West Fullerton Ave, Unit 22	CHICAGO	IL	60614	CENTRUM PROPERTIES INC.	225 WEST HUBBARD STREET, 4TH FLOOR, CHICAGO, IL 60610 United States
Store	962 SOUTH Randall Road, Unit B	ST. CHARLES	IL	60174	DiCARLO LP	d/b/a FUNAI LLC, 223 WEST SPRING DR., TWIN LAKES, WI 53181-9366 United States

Store	Quartermaster Plaza 2306 W. Oregon Ave.Sp. F-3	PHILADELPHIA	PA	19145	CEDAR QUARTERMASTER, LLC	VICE PRESIDENT, CEDAR REALTY TRUST, INC,
Store	89 RTE 17 SOUTH	E. RUTHERFORD	NJ	07073	LIBERTY COMMONS, LLC	FSIG , LLC, 2025 ROUTE 27 SUITE 220, EDISON, NJ 08817 United States
Store	8015 Citrus Park Drive	TAMPA	FL	33625	WSG CITRUS PARK,LLC	WSG DEVELOPMENT CO, 12000 BISCAYNE BLVD, SUITE 508,
Store	9410-A Skokie Blvd	SKOKIE	IL	60077	INLAND SKOKIE FASHION SQUARE II	INLAND COMMERCIAL PROPERTY MGMT, INC, 2901 BUTTERFIELD ROAD,
Store	8401 NORTH Mercier Avenue	Kansas City	MO	64155	BTGSI COMMERCIAL, LLC	MD MANAGEMENT, INC, 5201 JOHNSON DRIVE, SUITE 450,
Store	19220 Alderwood Mall Pkwy. Suite 130	Lynwood	WA	98036	ALDERWOOD PARKWAYDEVELOPMENT, LLC	18323 BOTHELL EVERETT HIGHWAY, SUITE 380, MILL CREEK, WA 98012 United States
Store	2872 Highway 35 SOUTH	Hazlet	NJ	07730	JACKAPINO-TOLLEVSEN LLC	33 SCHANCK ROAD, HOLMDEL, NJ 07733 United States
Store	5240 Route 30	Greensburg	PA	15601	CBL/WESTMORELAND MALL, LP	CBL & ASSO.MGMT, INC/CBL CENTER STE 500, 2030 HAMILTON PLACE BLVD,
Store	3750 VETERANS MEMORIAL BLVD	METAIRIE	LA	70002	3750 VETERANS, LLC	450 WOODVINE AVENUE, METAIRIE, LA 70005
Store	17401 SOUTHcenter Pkwy. Suite 141	TUKWILA	WA	98188	WINNERS 3 LLC	117 EAST LOUISA STREET #230, SEATTLE, WA 98102 United States
Store	Towers of Waterford Lakes 464 N AlafayaTrl. S 108	ORLANDO	FL	32828	DENO P. DIKEOU	543 WYMORE ROAD NORTH, SUITE 106, MAITLAND, FL 32751
Store	Orange Plaza 444 Route 211 East, Suite #3	MIDDLEtown	NY	10940	NATIONAL REALTY &DEVELOPMENT CORP.	3 MANHATTANVILLE ROAD, PURCHASE, NY 10577-2117
Store	LAKE SUCCESS SHOP CNTR. 1444UNION TRNPKE	NEW HYDE PARK	NY	11040	LAKE SUCCESS SHOPPING CENTER,LLC	1526-A UNION TURNPIKE, NEW HYDE PARK, NY 11040
Store	ARROWHEAD TOWN CENTER 7530WEST BELL RD STE 103A-B	GLENDALE	AZ	85308	ARROWHEAD 75 BELLDEVELOPMENT, LLC	3131 EAST CAMELBACK ROAD, SUITE 110, PHOENIX, AZ 85016
Store	8864 SE SUNNYSIDE RD	CLACKAMAS	OR	97015	PRK HOLDINGS IV LLC	CH REALTY III/CLACKAMAS, LLC, 3333 NEW HYDE PARK RD, SUITE 100, NEW HYDE PARK, NY 11042
Store	12455 VICTORIA GARDENS LNSTE#170	RANCHO CUCAMONGA	CA	91739	FIT DEVELOPMENT, LP	564 NORTH SUNRISE AVE, ROSEVILLE, CA 95661
Store	BIG BEAVER CTR 2028 W. BIGBEAVER RD	TROY (W. Big Beaver)	MI	48084	BIG BEAVER CENTER LLC	4036 TELEGRAPH ROAD, SUITE 201, BLOOMFIELD HILLS, MI 48302
Store	4001 RIVERDALE RD. #A	OGDEN	UT	84405	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD, SUITE 100, TAYLORSVILLE, UT 84123
Store	6170 SOUTH STATE STREET	MURRAY	UT	84107	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD, SUITE 100, TAYLORSVILLE, UT 84123
Store	MERIDIAN CROSSROADS 3427 E.FAIRVIEW AVE	MERIDIAN (BOISE)	ID	83642	GS II MERIDIAN CROSSROADS LLC	EXEC VP PRES. -LEASING, DDR CORP, 3300 ENTERPRISE PARKWAY, BEECHWOOD, OH 44122
Store	585 SOUTH 24 WEST	BILLINGS	MT	59102	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD, SUITE 100, TAYLORSVILLE, UT 84123
Store	2285 E. BASELINE RD.	GILBERT	AZ	85234	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD, SUITE 100, TAYLORSVILLE, UT 84123
Store	1505 Post Road East	Westport	CT	06880	TODD CORPORATION	PETER GREEN, 132 B PARTRICK AVE, NORWALK, CT 06851
Store	Shops at Stonebriar 2943 Preston RoadSuite 1450	Frisco	TX	75034	SHAFER PLAZA 06A, LLC	12411 VENTURA BLVD., STUDIO CITY, CA 91604
Store	14182 East Cedar Avenue	AURORA	CO	80012	WEINGARTEN MILLER AURORA IILLC	WEINGARTEN REALTY INVESTORS, PO BOX 924133, HOUSTON, TX 77292

Store	Millenia Crossing 4012 Eastgate Drive,Suite F100	Orlando	FL	32839	MORRIS MILLENIA ASSOCIATES, LLC	PETER W. FELDMAN, THE MORRIS COMPANIES, 15155 MICHELANGELO BLVD, STE 102, DELRAY BEACH, FL
Store	429 SOUTH Associated Road	Brea	CA	92821	BPI BREA LLC	6905 TELEGRAPH ROAD, SUITE 340, BLOOMFIELD HILLS, MI 48301
Store	HUMBLEWOOD SHOPPING CENTER10010 FM 1960 BYPASS ROAD WEST	HUMBLE	TX	77338	WESTERNHUMBLEWOOD LP	PRESIDENT/PROP MGMT, RPAI SOUTHWEST MGMT LLC, 2021 SPRING ROAD, SUITE 200, OAK BROOK, IL 60523
Store	THE WATERFRONT 280 EWATERFRONT DR	HOMESTEAD	PA	15120	M&J-BIG WATERFRONT MARKETAMITY, LLC	M&J WILKOW PROPERTIES, LLC, 180 NORTH MICHIGAN AVE, SUITE 200, CHICAGO, IL 60601
Store	GEMINI PLACE TOWNE CTR 1424GEMINI PLACE	COLUMBUS	OH	43240	GPTC 3, LLC	FRANZ A. GEIGER, NP LIMITED PARTNERSHIP, 8800 LYRA DRIVE, SUITE 550, COLUMBUS, OH 43240
Store	MISSION VALLEY MALL 1640 CAMINODEL RIO NORTH SUITE 180	SAN DIEGO	CA	92108	MISSION VALLEY SHOPPINGTOWNLLC	LEGAL DEPARTMENT, 2049 CENTURY PARK EAST, 41ST FLOOR,
Store	VILLAGE SQUARE SHOPPING CTR27079 CHAGRIN BLVD	WOODMERE (MENTOR)	OH	44122	VILLAGE CHAGRIN PARTNERS, LLC	23250 CHAGRIN BLVD., SUITE 255, BEECHWOOD, OH 44122
Store	2194 RICHMOND AVENUE	STATEN ISLAND	NY	10314	PIER I IMPORTS (US), INC	PO BOX 961020 FORT WORTH, TX 76161-0020
Store	131 N BURKHARDT ROAD SUITE 127	EVANSVILLE	IN	47715	LLOYD CROSSING SHOPPINGCENTER, LLC	600 EAST 96TH STREET, SUITE 150, INDIANAPOLIS, IN 46240
Store	438 SOUTHBRIDGE STREET	AUBURN(SHREWSBURY)	MA	01501	THREE LAKES LLC	SALTER & KAHN, INC, 359 BOYLSTON STREET, BOSTON, MA 02116
Store	189 SOUTH BROADWAY RTE 28	SALEM	NH	03079	GARABEDIAN FAMILY TRUST	352 S. BROADWAY, SALEM, NH 03079
Store	MAGNOLIA PARK 1025 WOODRUFFROAD	GREENVILLE	SC	29607	MAGNOLIA PARK, LLC	C/O MENIN DEVELOPMENT, INC., 324 ROYAL PALM WAY, SUITE 100, PALM BEACH, FL 33480
Store	9 MALL PLAZA 1830 SOUTH RD STE114	WAPPINGERS FALLS	NY	12590	NINE MALL INVESTORS, LLC	1680 ROUTE 23 NORTH, SUITE 330, WAYNE, NJ 07470
Store	MID RIVERS PLAZA 247 MID RIVERMALL DRIVE SPACE 16	SAINT PETERS	MO	63376	THE GREWE LIMITED PARTNERSHIP	9109 WATSON ROAD, SUITE 400, ST. LOUIS, MO 63126

OPERATING LEASES

RICOH

Equipment currently under Lease with Commencement Date of 02/01/10:
1-Ricoh MPC4000 Color Copier
1-Ricoh MPC3300 Color Copier
6-Ricoh MC5000 B&W Copiers
3-Ricoh MP6000 B&W Copiers
2-Ricoh MP3350 B&W Copiers

Lease Commencement Date	Lease	Monthly Payment	Lease Expiration Date	Total Lease
1/7/2010	60 months	***	1/6/2015	***
2/1/2010	60 months	***	1/31/2015	***
7/1/2012	60 months	***	7/1/2017	***

Equipment under Lease commencing approximately 11/01/10:
1 -Ricoh MP6002 SP copier
2- Ricoh MP5002 SP copiers
2 -Ricoh MP3353 SP copiers
1 - Ricoh Aficio MP8001 SP copier
5 - Ricoh MP4002 SP copiers
2- Richoh MPC3003 copiers
1-Ricoh C5100S copier

Lease Commencement Date (1)		Term of Lease		Monthly Payment	Lease Expiration Date	Total Lease
10/1/2014		62 months (2)		***	12/1/2019	***

(1) Commencement Date is approximate. Lease commences as of the equipment delivery date.
(2) First 2 months payment $0; Months 3 – 62 = *** / month.

IBM CREDIT LLC

Equipment under Contract commencing approximately 02/01/2015:

1 – 9992-003 IBM PureData System for analytics N2002-005

Commencement Date		Monthly Payment	Total
2/1/2015	9 months	***	***

Equipment is owned after term ends.

.

*** Represents text omitted pursuant to a request for confidential treatment.  The omitted material have been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.7(b)

Consigned Inventory

None.

Exhibit 4.9

Insurance Policies

Coverage/Limits as of:	July 1, 2014
Insurer	Policy #	Policy Period	Coverage	Limit
Global Property - Does not include all Limits, please consult Policy for full set of Coverage Limits and Deductibles
American Home Assurance Company	***	6/30/2014 - 6/30/2015	Master Policy: Total Limit	$200,000,000
			Earth Movement
			555 Turnpike St	$200,000,000
			CA, AK, Hi, PR	$5,000,000
			New Madrid Earthquake Zone Counties	$5,000,000
			Pacific Northwest Earthquake Zone Counties	$5,000,000
			Earth Movement Deductibles
			Per Occurrence	$100,000
			CA, AK, Hi, PR	5% of the property Value with a $250,000 min
			Pacific Northwest Earthquake Zone Counties and New Madrid Earthquake Zone Counties	5% of the property Value with a $100,000 min
			Flood
			Annual Aggregate	$200,000,000
			SFHA Zones	$10,000
			Deductible	$100,000
			SFHA Zone Property Damage	$500,000
			Installation Coverage	$500,000
			Transit	$500,000
			Extra Expense	$10,000,000
			Brands and Labels	$1,000,000
			Newly Acquired Property	$3,000,000
			Unnamed Locations	$3,000,000
			Accounts Receivable	$1,000,000
			Valuable Papers and Records	$1,000,000
			Electronic Data and Media (other than cyber)	$3,500,000
			Demolitiona and Increased Cost of Construction

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
			A. Undamaged Portion	Policy Limit
			B. Demolition	$5,000,000
			C. Compliance with Laws	$5,000,000
			Errors & Omissions	$3,000,000
			Terrorism Inside the US	$200,000,000
			Terrorism Outside the US	Not Included
			Fungus, Mold, or Mildew	$1,000,000
			Service Interruption	$1,000,000
			Ordinary Payroll	90 Days
			All Losses unless specified	$25,000
			Wind/Hail in High Hazard Wind Zones	5% of the property Value with a $250,000 min
			Equipment Breakdown	$10,000
	***	6/30/2013 - 6/30/2014	Canada Total Limit	$2,315,043
			Earth Movement	Not Covered
			Flood	Not Covered
			Windstorm	$2,315,043
			All Other Perils Deductibles	$25,000
	***	6/30/2014 - 6/30/2015	United Kingdom Total Limit	$2,315,043
			Earth Movement	Not Covered
			Flood	Not Covered
			Windstorm	$2,315,043
			All Other Perils Deductible	$25,000
	Total US Billed
	Total Locally Billed*
	Total Global Premium
	*UK Terrorism Premium is 436.59GBP - Conversion to US $ 9/18/2014 rate 1.64.

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
Cargo
Indemnity Insurance Company of North America	***	6/30/2014 - 6/30/2015	Any One Conveyance or Connecting Conveyance	$5,000,000
			War Limit	$5,000,000
			Deductible	$5,000
General Liability
Liberty Mutual Fire Insurance Co.	***	07/01/2014 - 07/01/2015	General Aggregate	$10,000,000
			Products-Completed Operations Aggregate	$2,000,000
			Each Occurrence	$1,000,000
			Personal & Advertising Injury	$1,000,000
			Damage to Premises Rented - any one prem	$1,000,000
			Medical Expenses	$10,000
			Employee Benefits Each Claim	$1,000,000
			Employee Benefits Aggregate	$2,000,000
			Retroactive Date	7/1/2014
Workers' Compensation and Employers' Liability
Liberty Insurance Corporation	***	07/01/2014 - 07/01/2015	Workers' Compensation	Statutory
			BI by Accident each Accident	$1,000,000
			BI by Disease Policy Limit	$1,000,000
			BI by Disease each Employee	$1,000,000
			Retention	$250,000
	***	07/01/2014 - 07/01/2015	Workers' Compensation	Statutory
			BI by Accident each Accident	$1,000,000
			BI by Disease Policy Limit	$1,000,000
			BI by Disease each Employee	$1,000,000
			Retention	$250,000
Business Auto Liability
Liberty Mutual Fire Insurance Co.	***	07/01/2014 - 07/01/2015	Liability - Any Auto	$1,000,000
			Uninsured Motorists	Statutory
			Medical Payments	$10,000

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
International Casualty (DIC)
ACE American Insurance Company	***	06/30/2014 - 06/30/2017	General Liability
			General Aggregate	Not Applicable
			Products-Completed Operations Aggregate	$2,000,000
			P&AI Aggregate	$1,000,000
			Each Occurrence	$1,000,000
			Med Expense	$25,000
			Employee Benefits Coverage
			Employee Benefits Each Claim	$1,000,000
			Employee Benefits Aggregate	$1,000,000
			Accidental Death & Dismemberment
			Principal Sum (per covered person)	$250,000
			Accident Aggregate (per Occurrence)	$1,500,000
			Non-Occupational Medical Expense	$25,000
			Auto:
			Combined Single Liability Limit - Any One Accident	$1,000,000
			Hired Auto PD Any One Accident	$50,000
			Hired Auto PD Any One Policy Period	$50,000
			Medical Payments	$50,000
			Foreign Voluntary Compensation
			North Americans: State of Hire; 3rd Country Nationals: Country of Origin; Local Nationals: EL Only
			BI by Accident each Accident	$1,000,000
			BI by Disease each Employee	$1,000,000
			BI by Disease Policy Limit	$1,000,000
			Medical Assistance Services	$1,000,000
			Special Risk
			Extortion/Ransom Monies Payment (each loss)	$250,000
			In-Transit Extortion/Ransom (each loss)	$250,000
			Expenses (each loss)	$250,000
			Legal Costs (each loss)	$250,000
			Medical, Death or Dismemberment (each life)	$10,000
			Medical, Death or Dismemberment (each incident)	$100,000

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
		Incident Response (each loss)	$250,000
	Total International Premium Excluding Locally Issued Policies
	* Please note that Admitted Policy taxes are subject to change based on local laws and regulations

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
Umbrella Liability
Continental Casualty Company	***	07/01/2014 - 07/01/2015	General Aggregate	$25,000,000
			Each Occurrence	$25,000,000
			Self Insured Retention	$10,000
Excess Casualty
Ohio Casualty Insurance Company	***	07/01/2014 - 07/01/2015	General Aggregate	$25,000,000
			Each Occurrence	$25,000,000
			In Excess of:	$25,000,000
Primary Directors & Officers
National Union Fire Insurance Company of Pittsburgh, Pa.	***	07/01/2014 - 07/01/2015	Policy Limit	$10,000,000
			Securities Claim Retention	$500,000
			Employment Practices Claim Retention	$150,000
			Other Claims Retention	$150,000
			A & B Continuity Date	4/21/1996
			C Continuity Date	Date a person first becomes an outside entity
			D Continuity Date	7/1/2004
First Layer Excess Directors & Officers
Travelers Cas & Surety Company of America	***	07/01/2014 - 07/01/2015	Limit	$10,000,000
			In Excess of:	$10,000,000
Second Layer Excess Directors & Officers
Monitor Liability Managers	***	07/01/2014 - 07/01/2015	Limit	$5,000,000
			In Excess of:	$20,000,000
Third Layer Side A Excess Directors & Officers
National Union Fire Ins Co of Pittsburgh, Pa.	***	07/01/2014 - 07/01/2015	Limit	$10,000,000
			In Excess of:	$25,000,000

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
Fiduciary Liability
National Union Fire Ins Co of Pittsburgh, Pa.	***	07/01/2014 - 07/01/2015	Limit	$5,000,000
			Continuity Date	7/1/2005
Employment Practices Liability
National Union Fire Insurance Company of Pittsburgh, Pa.	***	07/01/2014 - 07/01/2015	Aggregate Limit	$5,000,000
			Continuity Date	4/28/2000
			Retention	$250,000
Crime
National Union Fire Insurance Company of Pittsburgh, Pa.	***	07/01/2014- 07/01/2015	Loss of Assets	$5,000,000
			Loss of Employee Benefit Plan Assets	$5,000,000
			Credit Card Forgety	$5,000,000
			Deductible	$150,000

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
Cyber Risk
Beazley Insurance Company, Inc.	***	10/14/2014-10/14/2015	Policy Aggregate (I.A, I.C-I.E)	$10,000,000
			Retroactive Date (unless specified below)	10/14/2003
			Continuity Date (unless specified below)	10/14/2006
			Information Security & Privacy Liability (I.A)	incl above
			Retention	$150,000
			Privacy Breach Response Services (I.B)	$2,000,000
			Legal and Forensic Expenses Aggregate Sublimit	$2,000,000
			Retention	$10,000
			Foreign Notifications Aggregate Sublimit	$2,000,000
			Creddit Monitoring Program	>100 individuals
			Regulatory Defense & Penalties (I.C) Aggregate Sublimit	$10,000,000
			Website Media Content Liability (I.D)	incl above
			Retention	$150,000
			Retroactive Date	10/14/2006
			Crisis Management & Public Relations (I.B) Aggregate Sub	$2,000,000
			Retention	$10,000

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Coverage/Limits as of:	July 1, 2014
Special Risk Policy
US Specialty Insurance Company	***	7/1/2014-7/1/2017	Limit	$10,000,000
			Loss of Earnings per loss	$10,000,000
			Death/Dismemberment - per person	$250,000
			Death/Dismemberment - per accident	$1,250,000
			Emergency Repatriation/Relocation Expense per loss	$250,000
			Emergency Repatriation/Relocation Expense aggregate	$250,000
			Threat Response - any one loss	$100,000
			Threat Response - any one period	$100,000
			Disappearance/Investigation Expense	$50,000
Business Travel Accident - Does not include all Limits, please consult Policy for full set of Coverage Limits and Deductibles
Federal Insurance Company	***	3/1/2013-3/1/2016	Aggregate Limit per Aircraft Accident	$5,000,000
			Aggregate Limit per Felonious Assault	$5,000,000
			Cov A: Principal Sums
			Class 1: 24 Hour Business & Pleasure - One times salary to a max of:	$1,000,000
			Class 2: 24 hour Business Travel - One times salary to a max of:	$500,000
			Class 2: Felonious assault - One times salary to a max of:	$500,000
			Class 3: 24 hour Business Travel - One times salary to a max of:	$150,000
			Class 3: Felonious assault - One times salary to a max of:	$150,000
			Class 4: 24 hour Business Travel - One times salary to a max of:	$75,000
			Class 4: Felonious assault - One times salary to a max of:	$75,000
			Class 5: Business Travel Family	$25,000
			Class 6: Business Travel Family	$10,000

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.11

CAPITAL LEASES

None.

EXHIBIT 4.13(a)

Labor Relations

None.

EXHIBIT 4.19

LITIGATION

GENERAL LITIGATION

Name of Case	Jurisdiction	Date Filed	Description of Claim	Amount Sought	DXLG's Counsel	Status
Chapter 7 Trustee of the Estate of Block Corporation	N/A	N/A	Seeks reimbursement of $317,753.61 deduction.	$317,753.61	N/A	***
Y & Z Worldwide, Inc. v. CMRG Apparel, LLC	Suffolk Superior Court, CV 2013- 03132-F	Served 9/12/13	Claims is owed for goods purchased and delivered.	$250,000	Sherin and Lodgen	****

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.19

LITIGATION

EMPLOYMENT LITIGATION

Name of Case	Jurisdiction	Date Filed	Description of Claim	DXLG's Counsel
Hibba Munjy vs. Destination XL Group, Inc. and Casual Male Store, LLC	Superior Court, Fresno County, CA. Case #14CECG02190	Served 9/4/14	Ms. Munjy alleges that she was subjected to sexual harassment and resigned her position during a two-week training program in Atlanta, GA in 2013.	Henry Sanchez, Jackson Lewis
Breana Jeter-Polk v. Casual Male Store, LLC and Destination XL Group, Inc.	Superior Court, San Bernardino County, CA. CIV DS 1403644	4/2/2014

Jeter-Polk alleges, on behalf of herself and a putative class that Casual Male XL stores in California failed to provide meal and rest breaks and to pay for overtime for all time worked; as well as failing to provide timely and itemized wage statements.

David Casey, Michael Mankes, Littler Mendelson

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.19

LITIGATION

AGENCY CASES

Name	Date Filed	Case #	Charge	Plaintiff Attorney
***		Maryland HCHRC Matter#14-07-039. EEOC Charge Number: 12E-2014-00021.	***
***	8/21/2014	Indianapolis EEOC Charge Number 474-2014- 00801	***

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 4.25

Franchise Location

Pursuant to the Franchise Agreement for DXL™ Store by and between CMRG Europe, B.V. and Standard Arabian Business & Enterprise Company WLL, dated June 23, 2011 and amended by Novation Agreement by and between CMRG Europe, B.V., Destination XL Group, Inc. and Standard Arabian Business & Enterprise Company WLL, dated January 7, 2014 for the DXL store located at Symphony Mall, Golf Road, Salmiya, Kuwait.

EXHIBIT 4.28(b)

Contingent Obligations

In addition to minimum rental payments, many of the store leases to which Destination XL Group, Inc. and/or its subsidiaries (singularly, “DXLG” or collectively, the “DXLG entities”) is a party, include provisions for common area maintenance, real estate taxes, insurance, promotional charges, and or escalation clauses and in some cases percentage rents based on percentage of store sales above designated levels.

On May 14, 2002, DXLG completed the acquisition of substantially all of the assets of Casual Male Corp. and certain of its subsidiaries, for a purchase price of approximately $170 million.  In connection with the acquisition, DXLG assumed certain contingent liabilities, including, but not limited to, existing retail store lease arrangements and the existing mortgage for Casual Male Corp.’s corporate office located in Canton, Massachusetts, which DXLG currently occupies as its corporate headquarters.

On January 30, 2006, DXLG entered into a sale-leaseback transaction with Spirit Finance Corporation, a third party real estate investment trust (“Spirit”).  In connection with the transaction, DXLG Male sold its headquarters and distribution center property to Spirit for $56.0 million.  At the closing on February 1, 2006 DXLG entered into a twenty-year lease agreement with a wholly-owned subsidiary of Spirit whereby DXLG agreed to lease the property back for an annual rent of $4.6 million.

DXLG is subject to various legal proceedings and claims that arise in the ordinary course of business.  Management believes that the resolution of these matters will not have an adverse impact on the results of operations or the financial position of DXLG.

EXHIBIT 5.4

See Attached.

FAX TO: CHRIS SANTOS (617) 434-4131

DESTINATION XL

REVOLVING LINE OF CREDIT AVAILABILITY

CALCULATION AT COST

Certificate #
Date:

Revolver Borrowing Base

Revolver Inventory Borrowing Base				(a)
Eligible Credit Card Receivables		Advance Rate	-	(b)
Less Availability Reserves				
Less Landlord Reserve: 2 months: PA, VA and Wash.				
Less Gift Certificate Merchandise Credits				
Customer Deposits (TCM& Rochester)				
2nd Lien TL Pushdown Reserve				
Total Reserves			-	(c)
Total Revolver Borrowing Base (uncapped) (a+b+c)			-	
Total Revolver Borrowing Base (capped at $125MM)		**0**		

2nd Lien Borrowing Base

2nd Lien Inventory Borrowing Base				(d)
Eligible Credit Card Receivables	-	Advance Rate	-	(e)
Less 2nd Lien TL Reserves			-	
Total 2nd Lien Borrowing Base (uncapped) (d+e)			-	
Total 2nd Lien Borrowing Base (capped at $15MM)		**0**		
2nd Lien TL Principal				
2nd Lien TL Excess/shortfall[(1)]		**0**		

(1) Any shortfall included under 2nd Lien TL Pushdown Reserve above

AVAILABILITY CALCULATION

Revolver Availability

Beginning Principal Balance		
ADD:	Prior days Borrowing from BOA	
ADD:	Fees charged today	
Less:	Prior day's pay down	
Ending principal balance		
ADD:	Estimated accrued interest month-to-date	
ADD:	Outstanding Letters of Credit	
Total loan balance prior to request (not to exceed)		
Total Revolver Availability (prior to today's request)		
Advance		
Today's Paydown		
Today's Principal Balance		
Total Revolver Availability (after today's request)		

Memo: Covenant Compliance Event - Total Availability (after today's request) >= to the greater of:

(a) $7,500,000 — Minimum Required Total Availability

(b) 10% of Loan Cap (without giving effect to 2nd Lien TL Pushdown Reserve) - — Covenant Compliance Event in effect

Each of the undersigned, a Responsible Officer of Destination XL Group, Inc. (the "Company"), represents and warrants that (A) the information set forth above and the supporting documentation and information delivered herewith (i) is true and correct in all respects, (ii) has been prepared in accordance with the requirements of that certain (x) Sixth Amended and Restated Loan and Security Agreement dated as of November 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "ABL Credit Agreement"), by, among others, (1) the Company and certain of its Subsidiaries, as borrowers (the "Borrowers"), (2) the Lenders party thereto (the "ABL Lenders"), and (3) Bank of America, N.A., as administrative agent for the ABL Lenders (in such capacity, the "ABL Agent") and (y) Term Loan Agreement dated as of October [24], 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), by, among others, (1) the Company, as borrower, (2) the Lenders party thereto (the "Term Lenders"), and (3) Wells Fargo Bank, National Association, as administrative agent for the Term Lenders (in such capacity, the "Term Agent"), and (iii) is based on supporting documentation that was used by the undersigned in connection with preparation hereof and supports the calculations and conclusions evidenced hereby, which supporting documentation the undersigned acknowledges must be satisfactory to the ABL Agent and the Term Agent, (B) no Default or Event of Default (as each such term is defined in the ABL Credit Agreement and the Term Loan Agreement) is presently in existence, and (C) all or a portion of the advance requested hereby will be set aside by the Borrowers to cover 100% of the Borrowers' obligation for sales tax on account of sales since the most recent borrowing under the Loan Agreement.

Destination XL Group, Inc.

Authorized Signer: ______________________________

Peter H. Stratton, Jr., Senior Vice President, CFO

EXHIBIT 5.8

See attached.

[Company Letterhead]

_____________________, 20 __

Wells Fargo Bank, National Association, as Administrative Agent

One Boston Place, 18th Floor

Boston, MA 02108

Attention: Sally A. Sheehan, Director

RE: DESTINATION XL GROUP, INC.

(the “Borrowers’ Representative”)

Financial Statement For: The [month][quarter][year] ended _____________________, 20 __.

Dear Sally:

This Certificate accompanies the above described financial statement (the “Financial Statement”) furnished to you by the Borrowers’ Representative and is delivered in accordance with Article 5 of the Term Loan and Security Agreement dated October 29, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) between, among others, the Borrowers’ Representative, the Borrowers, and you. Terms used herein which are defined in the Loan Agreement are used as so defined.

The undersigned have each reviewed the Financial Statement, the Loan Agreement, and each of the other Loan Documents, and has made such inquiry as the undersigned deem appropriate. Following such review, the undersigned CERTIFIES as follows:

(a) Financial Statement. The Financial Statement was prepared in accordance with GAAP consistently applied and present fairly the consolidated financial condition of the Loan Parties at the close of, and the results of the Loan Parties’ operations and cash flows for, the period(s) covered by the Financial Statement, subject however (unless this Certificate accompanies the annual Financial Statement) to usual year-end adjustments and the absence of footnotes.

(b) Defaults. Except as set forth below, no Default or Event of Default has occurred or is continuing. If a Default or Event of Default has occurred, the following describes the nature of the Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.

Describe Default(s) or Event(s) of Default and steps taken (Note, if no Default or Event of Default has occurred, insert “Not Applicable”):

(c) Notices. No event, immediate notice of which is to be provided by the Borrowers’ Representative in accordance with Section 5.3 of the Loan Agreement, has occurred, other than those events, written notice of which has previously been provided and those events (if any) described below:

Describe Section 5.3 events (Note, if no such event has occurred, insert “Not Applicable”)

(d)

Consolidated Fixed Charge Coverage Ratio. The reasonably detailed calculations with respect to the Consolidated Fixed Charge Coverage Ratio for the Fiscal Month ending  ____________ are attached hereto as Appendix I (whether or  not  a  Covenant Compliance Event has occurred and is continuing).

(e)        [Store Openings/Store Closings. A list of Stores that were opened and/or closed, including,

without limitation, the name and address of each such Store and date of the opening or closing, since _________________ (the date of the last similar certification), is attached hereto as Appendix II. Exhibit 4.5 of the Loan Agreement is deemed updated to reflect the information set forth in such Appendix II.

(Note, if no Store openings or closing have occurred, insert “Not Applicable.”)]1

Destination XL Group, Inc.

_____________________________

By: Peter H. Stratton, Jr.

Title: Senior Vice President, Chief Financial Officer and Treasurer

1	NTD: to be used only if accompanying financial statements.

Appendix I to Compliance Certificate

The following is a calculation of Consolidated Fixed Charge Coverage Ratio for the Fiscal Month ending on ___________________________.

Appendix II to Compliance Certificate

The following Stores were opened since ________ (the date of the last similar certification):

Name	Address	Date

The following Stores were closed since ________ (the date of the last similar certification):

Name	Address	Date

EXHIBIT 7.1

DDAs

STORE NO.	Bank_Name	BANK_ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #
9011	CHASE (JPMORGAN)	875 N MICHIGAN AVE	CHICAGO	IL	60611	(312) 664-4600	***
9015	BANK OF AMERICA	3116 Peachtree Road, NE	Atlanta	GA	30305		***
9053	BANK OF AMERICA	9550 METCALF	OVERLAND PARK	KS	66212	(816) 979-8945	***
9054	CHASE (JPMORGAN)	325 NORTH MILWAKEE AVENUE	VERNON HILLS	IL	60061	(847) 821-8716	***
9055	CHASE (JPMORGAN)	2031 WEST HENDERSON ROAD	COLUMBUS	OH	43220	(614) 248-2323	***
9056	BANK OF AMERICA	5270 POPLAR AVENUE	MEMPHIS	TN	38119	(901) 684-6000	***
9058	BANK OF AMERICA	8100 FORSYTH BLVD	ST LOUIS	MO	63105	(314) 466-0482	***
9059	CHASE (JPMORGAN)	18100 WEST ELEVEN MILE ROAD	LATHRUP VILLAGE	MI	48076	(248) 424-8720	***
9060	CHASE (JPMORGAN)	3100 Fairlane Drive	Allen Park	MI	48101	(800) 935-9935	***
9063	CHASE (JPMORGAN)	43100 GRAND RIVER AVENUE	NOVI	MI	48375	(248) 349-2424	***
9064	CHASE (JPMORGAN)	13999 LAKESIDE CIRCLE	STERLING HEIGHTS	MI	48313	(586) 247-4900	***
9066	CHASE (JPMORGAN)	989 MCBRIDE AVE	WEST PATERSON	NJ	07424	(973) 812-3200	***
9067	BANK OF AMERICA	46 Parsonage Rd	Menlo Park	NJ	08837	(800) 841-4000	***
9070	BANK OF AMERICA	11800 ROCKVILLE PIKE	ROCKVILLE	MD	20852	(301) 881-8390	***
9072	CHASE (JPMORGAN)	3235 NORTH MESQUITE	MESQUITE	TX	75150	(972) 270-5481	***
9074	CHASE (JPMORGAN)	1337 GESSNER	HOUSTON	TX	77055	(713) 751-6100	***
9076	BANK OF AMERICA	4040 SOUTH COOPER STREET	ARLINGTON	TX	76015	(817) 468-4787	***
9080	BANK OF AMERICA	220 SOUTH ESCONDIDO BLVD	ESCONDIDO	CA	92025-4183	(760) 489-2001	***
9082	BANK OF AMERICA	19240 NORDHOFF STREET	NORTHRIDGE	CA	91324	(818) 885-4060	***
9084	BANK OF AMERICA	1108 THE MALL IN COLUMBIA	COLUMBIA	MD	33401	(410) 730-8971	***
9105	BANK OF AMERICA	900 BALD HILL ROAD	WARWICK	RI	02886	(401) 821-7588	***
9112	BANK OF AMERICA	71 Faunce Corner Rd	North Dartmouth	MA	02747	(800) 841-4000	***
9117	BANK OF AMERICA	310 Daniel Webster Highway	Nashua	NH	03060	(800) 841-4000	***
9119	CHASE (JPMORGAN)	4730 WEST 79th STREET	CHICAGO	IL	60652	(773) 585-7700	***
9120	CHASE (JPMORGAN)	215 ROUTE 83	ELMHURST	IL	60126	(630) 834-7329	***
9123	BANK OF AMERICA	2030 COLISEUM DRIVE SUIT A	HAMPTON	VA	23666	(757) 896-3300	***
9127	CHASE (JPMORGAN)	1225 SOUTH PARK DRIVE	GREENWOOD	IN	46143	(317) 321-4004	***
9131	BANK OF AMERICA	1188 NIAGARA FALLS BLVD	TONAWANDA	NY	14150	(716) 833-3330	***
9137	BANK OF AMERICA	330 BUSH RIVER ROAD	COLUMBIA	SC	29210	(803) 765-4730	***
9139	BANK OF AMERICA	7420 RIVERS AVENUE	NORTH CHARLESTON	SC	29406	(843) 720-4945	***
9142	BANK OF AMERICA	1774 WASHINGTON STREET	HANOVER	MA	02339	(800) 841-4000	***
9144	BANK OF AMERICA	225 MEMORIAL AVENUE	WEST SPRINGFIELD	MA	01089	(413) 746-3263	***
9147	WELLS FARGO			MA		(617) 310-8041	***
9149	BANK OF AMERICA	133 Wolf Rd	Albany	NY	12205	(800) 841-4000	***
9152	BANK OF AMERICA	2501 NORTH OAK STREET	MYRTLE BEACH	SC	29577	(843) 946-2100	***
9155	CHASE (JPMORGAN)	6303 N PORTLAND	OKLAHOMA CITY	OK	73112	(405) 440-8575	***
9157	BANK OF AMERICA	756 TWO MILE PARKWAY	GOODLETESVILLE	TN	37072	(615) 859-4158	***
9159	BANK OF AMERICA	2850 PRINCE WILLIAM PARKWAY	WOODBRIDGE	VA	22191	(703) 497-0801	***
9160	BANK OF AMERICA	858 WASHINGTON ST	DEDHAM	MA	02026	(800) 841-4000	***
9161	BANK OF AMERICA	One Post Office Square	Lynnfield	MA	01940	(800) 841-4000	***
9166	BANK OF AMERICA	1263 MILITARY RD	NIAGARA FALLS	NY	14304	(716) 283-8783	***
9171	CHASE (JPMORGAN)	2325 SOUTHLAKE MALL	MERRILLVILLE	IN	46410	(219) 738-4254	***
9172	BANK OF AMERICA	7220 SAND LAKE RD	ORLANDO	FL	32819	(407) 351-4220	***
9174	BANK OF AMERICA	3333 WEST HENRIETTA RD	ROCHESTER	NY	14623	(585) 475-1687	***
9175	BANK OF AMERICA	1349 BOSTON POST ROAD	MILFORD	CT	06460	(203) 876-3383	***
9176	BANK OF AMERICA	2105 PINECROFT ROAD	GREENSBORO	NC	27407	(336) 805-3745	***
9178	BANK OF AMERICA	880 NORTH MILITARY HIGHWAY	NORFOLK	VA	23502	(757) 466-5150	***
9180	CHASE (JPMORGAN)	36 E Midland Ave	Paramus	NJ	07652	(201) 634-1047	***
9186	BANK OF AMERICA	2500 ROUTE 22 CTR	UNION	NJ	07083	(908) 622-9324	***
9187	US BANK	2690 Snelling Avenue North	ROSEVILLE	MN	55113	(631) 636-8300	***
9190	CHASE (JPMORGAN)	7606 WEST MORGAN AVENUE	MILWAUKEE	WI	53220	(414) 546-7485	***
9191	BANK OF AMERICA	99 Rockingham Park Boulevard	Salem	NH	03079	(800) 841-4000	***
9193	BANK OF AMERICA	994 Middle Country Rd	Selden	NY	11784	(800) 841-4000	***
9194	CHASE (JPMORGAN)	2255 NORTH CALHOUN ROAD	BROOKFIELD	WI	53005	(262) 821-4321	***
9197	BANK OF AMERICA	75 Middlesex Turnpke	Burlington	MA	01803	(800) 841-4000	***
9199	BANK OF AMERICA	1290 HOOPER AVENUE	TOMS RIVER	NJ	08753	(732) 240-3300	***
9201	US BANK	8000 Lyndale Avenue South	Bloomington	MN	55420	(952) 887-6045	***
9202	CHASE (JPMORGAN)	7510 BRISTOL RD	BRISTOL	WI	53104	(262) 857-3827	***
9204	PROVIDENT BANK	44 WEST ROUTE 59	NANUET	NY	10954	(845) 627-6180	***
9205	CHASE (JPMORGAN)	2101 SOUTH BEND AVENUE	SOUTH BEND	IN	46637	(574) 283-4150	***
9207	CHASE (JPMORGAN)	2368 CENTRAL PARK AVE	Yonkers	NY	10710	(914) 337-0878	***
9208	CHASE (JPMORGAN)	5485 EAST HURON RIVER DRIVE	YPSILANTI	MI	48197	(734) 995-8094	***
9211	CHASE (JPMORGAN)	5230 FLATBUSH AVENUE & AVENUE U	BROOKLYN	NY	11234	(718) 692-5850	***
9213	BANK OF AMERICA	195 Bristol Oxford Valley Road	Langhorne	PA	19047	(800) 841-4000	***
9220	CHASE (JPMORGAN)	4763 GREAT NORTHERN BLVD	NORTH OLMSTED	OH	44070	(440) 777-4888	***
9221	BANK OF AMERICA	2669 MURFREESBORO ROAD	NASHVILLE	TN	37217	(615) 291-2945	***
9223	BANK OF AMERICA	141 SOUTH ROCK RD	WICHITA	KS	67207	(316) 261-4557	***
9224	CHASE (JPMORGAN)	4144 BAY RD	SAGINAW	MI	48603	(989) 771-2440	***
9225	BANK OF AMERICA	6711 RITCHIE HIGHWAY	GLEN BURNIE	MD	21061-2395	(410) 766-3500	***

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

9227	CHASE (JPMORGAN)	17800 FORT STREET	RIVERVIEW	MI	48192	(734) 284-0365	***
9229	US BANK	100 NORTH 56TH STREET	LINCOLN	NE	68504	(402) 467-8002	***
9232	CHASE (JPMORGAN)	4600 DRESSLER ROAD	CANTON	OH	44718	(330) 492-4431	***
9235	CHASE (JPMORGAN)	SOUTH FLINT PLAZA 4841 FENTON RD	FLINT	MI	48507	(810) 234-3557	***
9236	UNITED SAVINGS BANK	301 BALTIMORE PIKE & WEST AVE	SPRINFFIELD	PA	19064-3809	(610) 544-9090	***
9241	CHEVY CHASE BANK	7515 Greenbelt Road	GREENBELT	MD	20770	(301) 614-2401	***
9242	CITIZENS BANK			NY	12804	(518) 798-4057	***
9250	BANK OF AMERICA	910 TALON DRIVE	O'FALLON	IL	62269	(618) 632-5500	***
9251	CITIZENS NATIOANL BANK	PO BOX 4610 PIGEON FORGE OFFICE	SEVIERVILLE	TN	37864-4610	(865) 429-7585	***
9252	US BANK	72nd and Dodge	OMAHA	NE	68114	(402) 399-3733	***
9254	CHASE (JPMORGAN)	120 NORTH SCOTT	JOLIET	IL	60432	(815) 727-2601	***
9256	BANK OF AMERICA	3371 US HWY 1	LAWRENCEVILLE	NJ	08648	(800) 432-1000	***
9257	CHASE (JPMORGAN)	5435 NORTHFIELD ROAD	BEDFORD HEIGHTS	OH	44146	(216) 475-5300	***
9258	HUNTINGTON BANK	4105 TALMADGE ROAD	TOLEDO	OH	43623	(419) 254-7052	***
9260	NORTHWEST SAVINGS BANK	8 MILLCREEK SQUARE	ERIE	PA	16509	(814) 866-3900	***
9270	CHASE (JPMORGAN)	2404 EAST OAKLAND AVENUE	BLOOMINGTON	IL	61701	(309) 433-9151	***
9271	CHASE (JPMORGAN)	202 FOREST BLVD	PARK FOREST	IL	60466	(708) 747-2400	***
9272	TD BANK	30 STATE ROAD	KITTERY	ME	03904	207 - 439-2066	***
9273	CHASE (JPMORGAN)	1935 BRETON ROAD SOUTHEAST	GRAND RAPIDS	MI	49506	(616) 771-7025	***
9274	CHASE (JPMORGAN)	1 EAST OLD STATE CAPITOL PLAZA	SPRINGFIELD	IL	62701	(217) 525-9600	***
9280	FIRST NAT'L BANK OF PA	4885 MCKNIGHT RD	PITTSBURG	PA	15237	(412) 366-7700	***
9286	BANK OF AMERICA	1699 Whitney Ave	Hamden	CT	06517	(800) 841-4000	***
9292	BANK OF AMERICA	1469 Route 9	Wappingers Falls	NY	12590	(800) 841-4000	***
9302	BANK OF AMERICA	1123 SOUTH UNIVERSITY	LITTLE ROCK	AR	72205	(501) 664-3613	***
9304	CHASE (JPMORGAN)	2109 WEST CENTRE	PORTAGE	MI	49002	(269) 323-0381	***
9306	M & T BANK	811 KIDDER STREET	WILKES-BARRE	PA	18702	(570) 824-5915	***
9309	BANK OF AMERICA	3400 WESTOWN PARKWAY	WEST DES MOINES	IA	50266	(515) 224-0615	***
9311	PNC BANK	32 MIRACLE MILE SHOPPING CENTER	MONROEVILLE	PA	15146	(412) 373-2476	***
9312	BANK OF AMERICA	67 Old Newtown Rd	Danbury	CT	06810	(800) 841-4000	***
9316	M & T Bank	2421 Old Philadelphia Pike	LANCASTER	PA	17602	(717) 293-5505	***
9319	US BANK	5501 WEST 41ST	SIOUX FALLS	SD	57106	(605) 323-3580	***
9323	FIRST CITIZENS BANK	241 EAST MARKET ST, PO BOX 1377	SMITHFIELD	NC	27577-1377	(919) 989-3274	***
9324	US BANK	3802 13th Avenue South	FARGO	ND	58103	(701) 281-0975	***
9327	CHASE (JPMORGAN)	30730 GROESBECK HIGHWAY	ROSEVILLE	MI	48066	(586) 775-7800	***
9330	WELLS FARGO	143 OLD COUNTRY RD	Carle Place	NY	11514	(516) 577-8317	***
9331	BANK OF AMERICA	4495 LEMAY FERRY ROAD	ST LOUIS	MO	63129	(314) 284-3800	***
9333	BANK OF AMERICA	4189 SOUTH SERVICE ROAD	ST PETERS	MO	63376	(636) 939-1236	***
9336	BANK OF AMERICA	425 Philbrook Ave	South Portland	ME	04106	(800) 841-4000	***
9340	BANK OF AMERICA	7520 MARLBORO PIKE	FORESTVILLE	MD	20747	(301) 817-7760	***
9343	FIRST NATIONAL BANK		PITTSBURGH	PA	15205	(412) 490-0330	***
9347	BANK OF AMERICA	6701 SOUTH MEMORIAL DRIVE	TULSA	OK	74133	(918) 591-6865	***
9349	FIFTH THIRD BANK	1250 NORTH GREEN RIVER RD	EVANSVILLE	IN	47715	(812) 474-2741	***
9351	BANK OF AMERICA	2126 GUNBARREL	CHATTANOOGA	TN	37421		***
9356	CHASE (JPMORGAN)	8515 FONDREN	HOUSTON	TX	77074	(713) 751-6100	***
9360	CHASE (JPMORGAN)	4530 WEST SAGINAW	LANSING	MI	48917	(517) 323-7045	***
9361	CHASE (JPMORGAN)	1414 WEST OAK STREET	ZIONSVILLE	IN	46077	(317) 266-7316	***
9365	CHASE (JPMORGAN)	19732 ST HWY 249	HOUSTON	TX	77070	(281) 469-1687	***
9367	BANK OF AMERICA	5310 Sunrise Highway	MASSAPEQUA	NY	11762	(800) 841-4000	***
9371	BANK OF AMERICA	1355 N. Delsea Drive	Deptford	NJ	08096	(800) 841-4000	***
9374	CHASE (JPMORGAN)	BAY PLAZA, 2130 BARTOW AVE	BRONX	NY	10475	(718) 862-9480	***
9375	CHASE (JPMORGAN)	633 NORTHLAND BLVD	CINCINNATI	OH	45240	(513) 595-6410	***
9377	CHASE (JPMORGAN)	101 MONUMENT CIRCLE	INDIANAPOLIS	IN	46204	(317) 321-7020	***
9379	BANK OF AMERICA	188 Boston Turnpike Road	Shrewsbury	MA	01545	(800) 841-4000	***
9380	BANK OF AMERICA	3375 LEONARDTOWN ROAD	WALDORF	MD	20602	(301) 645-8887	***
9381	CHASE (JPMORGAN)	533 LYNDON LANE	LOUISVILLE	KY	40222	(502) 566-2291	***
9383	BANK OF AMERICA	1000 Cottman Ave	Philadelphia	PA	19111	(800) 841-4000	***
9384	CHASE (JPMORGAN)	7990 WASHINGTON VILLAGE DRIVE	DAYTON	OH	45459	(937) 443-6290	***
9387	CHASE (JPMORGAN)	30 NORTH MAIN STREET	POLAND	OH	44514	(330) 757-0852	***
9388	CHASE (JPMORGAN)	2655 RICHMOND AVE	STATEN ISLAND	NY	10314	(718) 370-3623	***
9390	CHASE (JPMORGAN)	303 SOUTH MAIN	DUNCANVILLE	TX	75116	(972) 780-4207	***
9391	CITIZENS BANK	2084 NAMANS ROAD	WILMINGTON	DE	19808	(302) 421-2358	***
9393	CHASE (JPMORGAN)	600 SOUTH TYLER STREET, SUITE 100	AMARILLO	TX	79101	(806) 378-3100	***
9395	CHASE (JPMORGAN)	7979 PLAZA BLVD	MENTOR	OH	44060	(440) 352-5530	***
9396	BANK OF AMERICA	236 West DeKalb Pike	King of Prussia	PA	19406	(800) 841-4000	***
9400	BANK OF AMERICA	700 Plaza Drive	Secaucus	NJ	07094	(800) 841-4000	***
9401	FIRST NIAGARA BANK		JOHNSON CITY	NY	13790	800-975-4722	***
9404	BANK OF AMERICA	5144 82ND STREET	LUBBOCK	TX	79424	(806) 798-4900	***
9405	BANK OF AMERICA						***
9406	CHASE (JPMORGAN)	124 SOUTHWEST ADAMS STREET	PEORIA	IL	61604	(309) 672-6123	***
9407	BANK OF AMERICA	9505 PINEVILLE-MATTHEWS ROAD	PINEVILLE	NC	28134	(704) 386-3980	***
9409	US BANK	900 WEST COUNT ROAD 42	BURNSVILLE	MN	55337	(952) 435-3235	***
9412	BANK OF AMERICA	41 Beacon Street	Framingham	MA	01701	(800) 841-4000	***
9413	CHASE (JPMORGAN)		SAN ANTONIO	TX	78216		***

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

9414	BANK OF AMERICA	6605 UPTOWN BLVD NE	ALBUQUERQUE	NM	87110	(505) 282-3030	***
9415	BANK OF AMERICA	241-42 S. Conduit Blvd	Rosedale	NY	11422	(800) 841-4000	***
9417	BANK OF AMERICA	3802 S. ALAMEDA	CORPUS CHIRSTI	TX	78404	(361) 851-6600	***
9419	BANK OF AMERICA	7676 MCPHERSON ROAD	LAREDO	TX	78041	(956) 728-6830	***
9421	CHASE (JPMORGAN)	4600 SOUTH HULEN STREET	FT WORTH	TX	76132	(817) 884-4000	***
9422	CHASE (JPMORGAN)	5400 LBJ FREEWAY, STE 150	DALLAS	TX	75240	(972) 934-7501	***
9424	WELLS FARGO	53 COLONIAL PARK MALL PA 6665	HARRISBURG	PA	17109	(717) 657-4065	***
9428	CHASE (JPMORGAN)	4401 WEST WISCONSIN AVE	APPLETON	WI	54915	(920) 738-9000	***
9429	BANK OF AMERICA	1212 HAWKINS BLVD	EL PASO	TX	79925	(915) 590-4921	***
9432	BANK OF AMERICA	29 BLANDING BLVD	ORANGE PARK	FL	32073	(904) 269-1770	***
9433	BANK OF AMERICA	9550 REGENCY SQUARE BLVD	JACKSONVILLE	FL	32225	(904) 724-4445	***
9434	BANK OF AMERICA	1199 NE 163rd STREET	NORTH MIAMI	FL	33162	(305) 947-0691	***
9442	PEOPLES UNITED BANK	99 DORSET STREET	S BURLINGTON	VT	05403	(802) 658-1444	***
9444	PNC BANK	507 LINDEN ST	Scranton	PA	18503	(800) 432-1000	***
9445	BANK OF AMERICA	265 Montauk Highway	Islip	NY	11751	(800) 841-4000	***
9447	BANK OF AMERICA	7811 Maple Avenue	Pennsauken	NJ	08109	(800) 841-4000	***
9451	CHASE (JPMORGAN)	323 SOUTH BARRINGTON ROAD	SCHAUMBURG	IL	60193	(847) 895-3803	***
9454	BANK OF AMERICA	1459 Macarthur Rd	Whitehall	PA	18052	(800) 841-4000	***
9456	BANK OF AMERICA	600 Dick Rd	Depew	NY	14043	(800) 841-4000	***
9458	BANK OF AMERICA	15 Commerce Blvd	Succasunna	NJ	07876	(800) 841-4000	***
9460	BANK OF AMERICA	11681 WEST BROAD STREET	RICHMOND	VA	23233	(804) 755-4500	***
9461	BANK OF AMERICA	25 Main Street	South River	NJ	08882	(800) 841-4000	***
9466	CHASE (JPMORGAN)	2207 SAGAMORE PARKWAY SOUTH	LAFAYETTE	IN	47905	(765) 423-0140	***
9469	CHASE (JPMORGAN)	3209 COURTYARD DRIVE	MIDLAND	TX	79705	(432) 688-6353	***
9471	CHASE (JPMORGAN)	5233 JOHNSTON STREET	LAFAYETTE	LA	70503	(337) 236-7182	***
9473	US BANK	1415 N Academy Blvd	COLORADO SPRINGS	CO	80909	(719) 597-9038	***
9478	CHASE (JPMORGAN)	8578 GOODWOOD BLVD	BATON ROUGE	LA	70806	(225) 332-4523	***
9482	BANK OF AMERICA	2105 WEST BRANDON BLVD	BRANDON	FL	33511	(813) 653-2235	***
9484	CHASE (JPMORGAN)	303 SOUTH MATTIS AVENUE	CHAMPAIGN	IL	61821	(217) 351-1600	***
9486	BANK OF AMERICA	9701 RESEACH BOULEVARD	AUSTIN	TX	78759		***
9489	CHASE (JPMORGAN)	55 SOUTH MAIN STREET, STE 175	NAPERVILLE	IL	60540	(630) 305-6115	***
9490	BANK OF AMERICA	6304 NORTH POINT PARKWAY	ALPHARETTA	GA	30022	(710) 442-2476	***
9491	BANK OF AMERICA	9101 S DIXIE HWY	MIAMI	FL	33156	(305) 663-5107	***
9494	BANK OF AMERICA	460 E ALTAMONTE DRIVE	ALTAMONTE SPRINGS	FL	32701	(321) 207-2400	***
9500	CHASE (JPMORGAN)	1201 WEST MAIN STREET	LEWISVILLE	TX	75067	(214) 290-2000	***
9501	BANK OF AMERICA	2940 S. GLENSTONE	SPRINGFIELD	MO	65804	(417) 227-6251	***
9502	PNC BANK	12010 CHURCH STREET LOCATOR R-H23-XX	BIRCH RUN	MI	48415	(989) 797-9277	***
9503	VALLEY NATIONAL BANK	22 Bloomfield Avenue	BELLEVILLE	NJ	07109	(973) 759-1015	***
9504	CHASE (JPMORGAN)	4097 NICHOLS PARK DRIVE, SUITE 100	LEXINGTON	KY	40503	(859) 273-1016	***
9505	BANK OF AMERICA	6033 GLENNWOOD AVENUE	RALEIGH	NC	27612	(919) 716-2237	***
9506	FIRST COMMONWEALTH BANK	P.O. BOX 503	HOLLIDAYBURG	PA	16648	(814) 944-4644	***
9507	CHASE (JPMORGAN)	3508 W GENESEE STREET	SYRACUSE	NY	13219	(315) 488-9255	***
9509	BANK OF AMERICA	2120 WEST STREET	ANNAPOLIS	MD	21401-3058	(410) 224-3625	***
9510	BANK OF AMERICA	3542 SATELLITE BLVD.	DULUTH	GA	30136	(770) 497-3100	***
9513	BANK OF AMERICA	825 DULVANEY VALLEY BLVD	TOWSON	MD	21286	(410) 277-7471	***
9516	BANK OF AMERICA	1511 MATTHEW DRIVE	FORT MYERS	FL	33907	(239) 939-1011	***
9518	CHASE (JPMORGAN)	8921 Queens Boulevard	Elmhurst	NY	11373	(718) 803-5340	***
9521	BANK OF AMERICA	3507 WHEELER RD	AUGUSTA	GA	30909	(706) 737-4923	***
9523	BANK OF AMERICA	1827 N MILITARY TRAIL	WEST PALM BEACH	FL	33409-4715	(561) 697-3603	***
9524	BANK OF AMERICA	3120 SW 34 th AVE	OCALA	FL	34474-4433	(352) 861-1015	***
9526	COMPASS BANK	1789 MONTGOMERY HIGHWAY	BIRMINGHAM	AL	35244	(205) 297-3510	***
9527	CHASE (JPMORGAN)	22 EAST MIFFLIN STREET	MADISON	WI	53703	(608) 282-6020	***
9529	US BANK		BRANSON	MO	65616	(417) 336-6363	***
9530	BANK OF AMERICA	498 SOUTH PLEASANTBURG DRIVE	GREENVILLE	SC	29607	(864) 271-5740	***
9534	BANK OF AMERICA	10 WEST HIGH STREET	BRIDGEWATER	NJ	08807	(908) 722-0601	***
9541	BANK OF AMERICA	10050 PINES BLVD	PEMBROKE PINES	FL	33024	(954) 435-4114	***
9545	CHASE (JPMORGAN)	100 INDEPENDENCE PLACE	TYLER	TX	75703	(903) 561-5000	***
9551	BANK OF AMERICA	3661 W OAKLAND PARK BLVD	LAUDERDALE LAKES	FL	33311-1145	(954) 714-9079	***
9553	CHASE (JPMORGAN)	3001 INTERSTATE 45 N	CONROE	TX	77304	(936) 756-4855	***
9554	BANK OF AMERICA	1070 WEST PATRICK ST.	FREDERICK	MD	21703	(301) 698-6080	***
9558	BRANCH BK/TR (BB&T)	120 EAST HIGHWAY 53 SE	CALHOUN	GA	30701	(706) 602-4003	***
9566	COMPASS BANK	5275 MCWHINNEY	LOVELAND	CO	80538	(970) 622-8080	***
9567	BANK OF AMERICA	1025 INTERNATIONAL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114	(386) 947-3798	***
9568	BANK OF AMERICA	162 COLLEGE STREET	ASHEVILLE	NC	28801	(828) 251-8269	***
9571	Secutity National Bank	2 SOUTH MAIN STREET	JEFFERSONVILLE	OH	43218	740-426-6384	***
9573	BANK OF AMERICA	354 1/2 West Middle Turnpike	Manchester	CT	06040	(800) 841-4000	***
9576	MAIN SOURCE BANK	3880 W PRESIDENTIAL WAY PO Box 38	EDINBURGH	IN	46124	(812) 526-0551	***
9581	WELLS FARGO	4012 UNIVERSITY DRIVE	HUNTSVILLE	AL	35816	(256) 551-5180	***
9582	BANK OF AMERICA	1934 OLD GALLOWS ROAD	VIENNA	VA	22182		***
9585	CHASE (JPMORGAN)	2410 W. GRAND RIVER	HOWELL	MI	48843	(517) 548-3827	***
9587	CHASE (JPMORGAN)	105 FILLMORE STREET	DENVER	CO	80206	(303) 322-4799	***
9588	FIVE STAR BANK	1940 US ROUTE 20	WATERLOO	NY	13165	(315) 539-1000	***
9589	BANK OF AMERICA	5002 WILLIAMSON ROAD NW	ROANOKE	VA	24012	(540) 561-0943	***
9591	BANK OF AMERICA	101 E. Moreland Rd	Willow Grove	PA	19090	(800) 841-4000	***

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

9592	CHASE (JPMORGAN)	924 BROADWAY AVENUE	BOWLING GREEN	KY	42101	(270) 781-9476	***
9595	TRUSTMARK BANK	248 EAST CAPITOL STREET PO BOX 291	JACKSON	MS	39205-0291	(601) 961-6071	***
9598	WELLS FARGO	8055 20TH STREET FL6584	VERO BEACH	FL	32966	(561) 778-6081	***
9604	CHASE (JPMORGAN)	6040 159TH STREET	OAK FOREST	IL	60452	(708) 535-5440	***
9605	TD BANK	10 SHERWOOD DRIVE	TILTON	NH	03276	(603) 286-2401	***
9610	CHASE (JPMORGAN)	EAST STATE	ROCKFORD	IL	61125-1086	(815) 398-6500	***
9612	CHASE (JPMORGAN)	1200 MCKINNEY, STE 433	HOUSTON	TX	77010	(713) 751-6100	***
9613	CHASE (JPMORGAN)	9379 NORTH SHERIDAN BLVD	WESTMINSTER	CO	80030	(303) 244-5060	***
9615	FROST NATIONAL BANK	221 WONDER WORLD DRIVE	SAN MARCOS	TX	78666	(512) 393-5647	***
9616	COMMUNITY BANK & TRUST	800 STEVEN B TANGER BLVD	COMMERCE	GA	30529	(706) 336-3202	***
9617	BANK OF AMERICA	1200 MT. ZION ROAD	MORROW	GA	30260-2314	(770) 968-2000	***
9618	PNC BANK		Mays Landing	NJ	08330	(800) 841-4000	***
9623	BANK OF AMERICA	5325 SW 21st STREET	TOPEKA	KS	66604	(785) 295-3546	***
9624	BANK OF AMERICA	1481 CARL D SILVER PARKWAY	FREDERICKSBURG	VA	22401	(540) 548-2827	***
9625	CHASE (JPMORGAN)	1441 WEST BAY AREA BLVD	WEBSTER	TX	77546	(281) 557-7941	***
9627	PREMIER BANK	100 GRELL LANE	JOHNSON CREEK	WI	53038	(920) 699-6900	***
9629	PREMIER BANK	11055 61ST STREET NORTH EAST	ALBERTVILLE	MN	55301	(763) 497-8224	***
9630	WELLS FARGO	700 SOUTH MACKENZIE STREET	FOLEY	AL	36535	(251) 972-8823	***
9631	BANK OF AMERICA	150 PARKER ST	VACAVILLE	CA	95688	(707) 449-4433	***
9632	HARBOR COMMUNITY BANK	900 STATE ROAD 16	ST. AUGUSTINE	FL	32084	(904) 209-0078	***
9633	US BANK	408 Court Street	WILLIAMSBURG	IA	52361	(319) 668-9100	***
9635	PNC BANK	1275 YORK ROAD	GETTYSBURG	PA	17325	(717) 337-9333	***
9636	CITIZENS BANK OF PA	ROUTE 611 AND 715	TANNERSVILLE	PA	18372	(570) 629-1631	***
9640	BANK OF AMERICA	403 E. BIDWELL STREET	FOLSOM	CA	95630	(916) 861-9900	***
9642	M & T BANK	10721 FAIRWAY LANE	HAGERSTOWN	MD	21740	(301) 790-2326	***
9643	PNC BANK	201 SOUTH BROAD ST LOCATOR 46-11-071	GROVE CITY	PA	16127	(724) 458-9250	***
9644	BANK OF AMERICA	88 WEST MAIN STREET, ROUTE 1	CLINTON	CT	06413	(860) 669-4604	***
9665	First Bank of The Lake	4558 HIGHWAY 54, Suite 100	OSAGE BEACH	MO	65065	(573) 348-2265	***
9668	M & T BANK	4369 HIGHWAY ONE	REHOBOTH	DE	19971	(302) 856-4491	***
9670	REGIONS BANK	9420 HIGHWAY 49 North	GULFPORT	MS	39503	(228) 896-9519	***
9677	CHASE (JPMORGAN)	2039 AIRLINE DRIVE	BOSSIER CITY	LA	71111	(318) 226-2723	***
9680	BANK OF AMERICA	303 E. TULARE AVENUE	TULARE	CA	93274	(559) 686-4900	***
9683	CHASE (JPMORGAN)	525 MARKETPLACE BOULEVARD	HAMILTON	NJ	8691	(609) 585-3584	***
9685	BANK OF AMERICA	941 SOUTH ATLANTIC BLVD	LOS ANGELES	CA	90022	(323) 415-8618	***
9686	CHASE (JPMORGAN)	4365 FRANKLIN STREET	MICHIGAN CITY	IN	46360	(219)-879-1122	***
9689	CHASE BANK	819 S ALLEN HEIGHTS	ALLEN	TX	75002	(972) 747-3210	***
9691	COMPASS BANK	201 STARR ST	MERCEDES	TX	78570	(956) 565-5600	***
9693	CHASE BANK	1111 N. IH 35 At HIGHWAY 79	ROUND ROCK	TX	78664	(512) 479-5400	***
9696	CITIZENS BANK	429 W RIDGE PIKE	LIMERICK	PA	19468	(610) 495-2699	***
9697	BANK OF AMERICA	17930 SPRING CYPRESS ROAD	CYPRESS	TX	77429	(281) 256-4000	***
9698	PNC BANK	319 Washington Rd	WASHINGTON	PA	15301	(724) 225 - 1400	***
9701	BANK OF AMERICA	5959 CANOGA AVENUE	WOODLAND HILLS	CA	91367	(818) 712-6007	***
9703	BANK OF AMERICA	1603 HAWTHORNE BLVD	REDONDO BEACH	CA	90247	(310) 214-7306	***
9704	BANK OF AMERICA	391 SERRAMONTE CTR	DALY CITY	CA	94015	(650) 615-4700	***
9705	BANK OF AMERICA	2905 STEVENS CREEK BLVD	SANTA CLARA	CA	95050	(408) 983-0588	***
9708	BANK OF AMERICA	1053 SUNVALLEY BOULEVARD	CONCORD	CA	94520-5896	(925) 671-1563	***
9710	CHASE (JPMORGAN)		SACRAMENTO	CA	95825	(916) 861-9429	***
9711	BANK OF AMERICA	7496 DUBLIN BLVD	DUBLIN	CA	94568-2416	(925) 833-9588	***
9713	BANK OF AMERICA	3401 DALE ROAD	MODESTO	CA	95356	(209) 549-8280	***
9714	BANK OF AMERICA	590 EAST SHAW AVENUE	FRESNO	CA	93710	(559) 445-7346	***
9715	BANK OF AMERICA	303 NORTH "D" STREET	SAN BERNARDINO	CA	92401	(909) 381-8400	***
9716	CHASE (JPMORGAN)	5041 NORTH 16TH STREET	PHOENIX	AZ	85016	(602) 589-4340	***
9718	BANK OF AMERICA	10 SANTA ROSA AVENUE	SANTA ROSA	CA	95404	(707) 525-2303	***
9720	BANK OF AMERICA	641 MALL RING CIRCLE	HENDERSON	NV	89014	(702) 654-3100	***
9721	BANK OF AMERICA	3800 MING AVENUE	BAKERSFIELD	CA	93309	(661) 395-2117	***
9723	BANK OF AMERICA	13244 JAMBOREE RD	IRVINE	CA	92602	(714) 734-1321	***
9727	CHASE (JPMORGAN)						***
9728	BANK OF AMERICA	4002 TACOMA MALL BLVD	TACOMA	WA	98409	(800) 253-0784	***
9731	BANK OF AMERICA	4795 SOUTH MARYLAND PARKWAY	LAS VEGAS	NV	89119		***
9733	BANK OF AMERICA	971 BLOSSOM HILL ROAD	SAN JOSE	CA	95123	(408) 277-7730	***
9735	BANK OF AMERICA	10101 SW WASHINGTON SQ RD	PORTLAND	OR	97223	(503) 620-5515	***
9736	BANK OF AMERICA	150 SO. CALIFORNIA AVENUE	W. COVINA	CA	91790	(626) 854-8047	***
9737	BANK OF AMERICA	1200 FAIRMONT DRIVE	SAN LEANDRO	CA	94578	(510) 614-6150	***
9739	CHASE (JPMORGAN)	3939 NORTH ORACLE ROAD	TUCSON	AZ	85705	(877) 226-5663	***
9742	BANK OF AMERICA	30 E WELLESLEY AVE	SPOKANE	WA	99207	(509) 353-6066	***
9744	BANK OF AMERICA	71-799 HIGHWAY 111	RANCHO MIRAGE	CA	92270	(760) 341-4781	***
9745	BANK OF AMERICA	2495 E. LAKESHORE DR	LAKE ELSINORE	CA	92530-4446	(909) 679-6818	***
9746	CHASE (JPMORGAN)	5059 LAKEWOOD CENTER MALL	LAKEWOOD	CA	90712	(562) 529-6710	***
9747	CHASE (JPMORGAN)	101 W BROADWAY, SUITE 100	SAN DIEGO	CA	92101	(619) 615-0600	***
9748	BANK OF AMERICA	5541 SEPULVEDA BLVD	CULVER CITY	CA	90230	(310) 397-7781	***
9752	WELLS FARGO	12240 N JANTZEN DRIVE	PORTLAND	OR	97156	(503) 289-7156	***
9756	BANK OF AMERICA	12682 ARMAGOSA ROAD	SOUTH VICTORVILLE	CA	92392	(760) 843-6615	***
9757	BANK OF AMERICA	1288 LANCASTER DR NE	SALEM	OR	97301	(503) 945-2194	***
9761	BANK OF AMERICA	5905 S. VIRGINIA ST	RENO	NV	89502-6029	(775) 688-8900	***

*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

9768	BANK OF AMERICA	24740 VALLEY STREET	NEWHALL	CA	91321-2640	(661) 253-4600	***
9769	BANK OF AMERICA	2597 GEORGE BUSBEE PKWY	KENNESAW	GA	30144	(770) 423-5177	***
9775	BANK OF AMERICA	2500 HIGHLAND	JONESBORO	AR	72401	(870) 933-4352	***
9777	BANK OF AMERICA	4041 LYNN COURT DRIVE	INDEPENDENCE	MO	64055	(816) 979-6119	***
9778	BANK OF AMERICA	3410 WEST CHANDLER BLVD	CHANDLER	AZ	85226	(480) 224-2021	***
9780	CHASE (JPMORGAN)	4889 HOUSTON ROAD	FLORENCE	KY	41042	(859) 647-6300	***
9783	BANK OF AMERICA	1391 SILAS CREEK ROAD PKWAY PLAZA	WINSTON SALEM	NC	27127	(336) 805-3468	***
9787	BANK OF AMERICA	11262 LOS ALAMITOS BLVD	LOS ALAMITOS	CA	90720	(562) 624-4425	***
9789	BANK OF AMERICA	1855 NORTH OXNARD BLVD	OXNARD	CA	93030	(805) 278-4511	***
9791	BANK OF AMERICA	1729 WEST BROADWAY, SUITE 15	COLUMBIA	MO	65203	(573) 876-6353	***
9792	US BANK	4004 NORTHWEST BLVD	DAVENPORT	IA	52806	(563) 388-9223	***
9793	US BANK	4444 1st Avenue NE	Cedar Rapids	IA	52402	(319) 393-9156	***
9795	BANK OF AMERICA	23831 EL TORO	LAKE FOREST	CA	92630	(949) 951-4024	***
9798	BANK OF AMERICA	198 WEST MAIN STREET	EL CAJON	CA	92020	(619) 401-1930	***
9799	CHASE (JPMORGAN)	505 D STREET	SOUTH CHARLESTON	WV	25303	(304) 744-1835	***
9800	CHASE (JPMORGAN)	8283 SOUTH QUEBEC STREET	ENGLEWOOD	CO	80112	(303) 244-5310	***
9801	BANK OF AMERICA	10900 SEMINOLE BLVD	LARGO	FL	33778	(727) 319-4913	***
9802	BANK OF AMERICA	1101 Woodland Road	Wyomissing	PA	19610	(800) 841-4000	***
9805	CHASE (JPMORGAN)	3265 WEST MARKET STREET, SUITE 80	AKRON	OH	44333	(330) 972-1930	***
9806	CHASE (JPMORGAN)	1400 WOODLOCH FOREST DRIVE	THE WOODLANDS	TX	77380	(713) 751-6100	***
9808	CHASE (JPMORGAN)	1757 WEST FULLERTON	CHICAGO	IL	60614	(773) 880-1376	***
9810	CHASE (JPMORGAN)	575 SOUTH RANDALL ROAD	ST. CHARLES	IL	60134	(630) 377-0808	***
9813	BANK OF AMERICA	2330 WEST OREGON AVENUE	PHILADELPHIA	PA	19145	(800) 432-1000	***
9816	BANK OF AMERICA	192 PATTERSON PLANK ROAD	CARLSTADT	NJ	07072	(800) 432-1000	***
9817	BANK OF AMERICA	7805 GUNN HIGHWAY	TAMPA	FL	33626	(813) 792-0342	***
9818	CHASE (JPMORGAN)	4200 DEMPSTER	SKOKIE	IL	60076	(847) 674-1323	***
9820	BANK OF AMERICA	8320 NORTH OAK TRAFFICWAY	KANSAS CITY	MO	64155	(816) 979-4922	***
9821	BANK OF AMERICA	3220 188TH STREET, SW	LYNNWOOD	WA	98037	(425) 744-1132	***
9826	BANK OF AMERICA	3010 ST HWY 35	HAZLET	NJ	07730	(800) 432-1000	***
9829	CITIZENS BANK	1 NORTH MAIN STREET	GREENSBURG	PA	15601	724-832-5900	***
9840	CHASE BANK	3783 VETERANS BLVD	METAIRIE	LA	70002	(504) 455-9728	***
9843	CHASE (JPMORGAN)	359 STRANDER BOULEVARD	TUKWILA	WA	98188	(206) 461-7025	***
9844	BANK OF AMERICA	700 ALAFAYA TRAIL	ORLANDO	FL	32828	(407) 381-3980	***
9846	CHASE (JPMORGAN)	12 LLOYDS LANE	MIDDLETOWN	NY	10940	(845) 342-3310	***
9847	CHASE (JPMORGAN)	2335 NEW HYDE PARK RD	NEW HIDE PARK	NY	11042	(516) 355-2670	***
9849	BANK OF AMERICA	8258 WEST BELL ROAD	GLENDALE	AZ	85308	(623) 487-5864	***
9850	US BANK	12000 SE 82nd AVE, SUITE 2001	PORTLAND	OR	97266	(503) 275-7211	***
9851	BANK OF AMERICA	7387 DAY CREEK BLVD	RANCHO CUCAMONGA	CA	91739	(909) 803-2724	***
9852	CHASE (JPMORGAN)	800 BROWN ROAD	AUBURN HILLS	MI	48326	(248) 393-1276	***
9855	CHASE (JPMORGAN)	2910 WASHINGTON BLVD	OGDEN	UT	84401	(801) 621-7266	***
9856	CHASE (JPMORGAN)	FASHION PLACE 6255 S STATE	MURRAY	UT	84107	(801) 481-5070	***
9858	CHASE (JPMORGAN)	373 N MILWAUKEE ST	BOISE	ID	83704	(208) 373-3300	***
9859	US BANK	920 S 29th St W	BILLINGS	MT	59102	(406) 651-1060	***
9860	CHASE (JPMORGAN)		GILBERT	AZ	85234		***
9862	CHASE (JPMORGAN)	292 PEQUOT AVE	SOUTHPORT	CT	6490	(203) 227-0010	***
9863	CHASE (JPMORGAN)	3382 PRESTON RD	FRISCO	TX	75034	(972) 335-5820	***
9864	US BANK	14111 EAST ALAMEDA AVENUE	AURORA	CO	80012	(303) 344-1331	***
9865	CHASE (JPMORGAN)	5113 S JOHN YOUNG PKWY	ORLANDO	FL	32839	(407) 857-1083	***
9866	BANK OF AMERICA	290 S STATE COLLEGE BOULEVARD	BREA	CA	92821	(800) 622 - 8731	***
9867	CHASE (JPMORGAN)	10011 FM 1960 BYPASS RD W	HUMBLE	TX	77338	(281) 446-1800	***
9868	CITIZENS BANK
9869	CHASE (JPMORGAN)
9870	BANK OF AMERICA	1775 CAMINO DE LA REINA NORTH, SUITE 180	SAN DIEGO	CA	92108		***
9871	CHASE (JPMORGAN)	30950 PINETREE ROAD	PEPPER PIKE	OH	44124	(216) 831-5252	***
9872	CHASE (JPMORGAN)
9873	FIFTH THIRD BANK	7312 EAGLE CREST BOULEVARD	EVANSVILLE	IN	47715	(812) 471-7235	***
9876	BANK OF AMERICA	376 SOUTHBRIDGE STREET	AUBURN	MA	01501	(508) 832-4199	***
9878	BANK OF AMERICA	99 Rockingham Park Boulevard	SALEM	NH	03079	(800) 432-1000	***
9879	BANK OF AMERICA	911 HAYWOOD ROAD	GREENVILLE	SC	29615		***
9881	CHASE (JPMORGAN)	1460 ROUTE 9	Wappingers Falls	NY	12590	(845) 298-2461	***
9882	BANK OF AMERICA	200 MID RIVERS MALL DRIVE	SAINT PETERS	MO	63376	(636) 278-4469	***
5000	Bank Of America	33 New Montgomery Street	San Francisco	CA	94103	415-624-0791	***
5008	JP Morgan Chase Bank		Beverly Hills	CA	90212	310-777-2746	***
5013	JP Morgan Chase Bank	1251 Avenue of the Americas	New York	NY	10019		***
5014	Bank Of America	11868 Preston Road	Dallas	TX	75230	972-448-2750	***
5016	Bank Of America	1801 K Street, NW	Washington	DC	20036	202-624-5110	***
5018	Barclays Blank PLC	54 Lombard Street	London, England			44-121-333-7722	***
5025	Bank Of America	19645 Biscayne Blvd.	Aventura	FL	33160	305-466-0436	***
5029	Bank Of America	240 Plandome Road	Manhasset	NY	11030	800-841-4000	***
5103	Bank Of America	2000 West Glades Road	Boca Raton	FL	33431	561-447-8767	***

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 7.2

Credit Card Arrangements

Merchant Services Bankcard Agreement, by and among Destination XL Group, Inc.(“DXLG”), The Chase Manhattan Bank and Chase Merchant Services, L.L.C.

The DXLG entities operate under credit card arrangements with Chase Merchant

Services, L.L.C. as follows:

•	Visa
•	MasterCard
•	American Express
•	Discover

EXHIBIT 16.1

[FORM OF] ASSIGNMENT AND ACCEPTANCE

Dated:

Effective Date:

Re:       Term Loan   and   Security Agreement   dated   October   29,   2014   (as amended,   modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Wells Fargo Bank, National Association, as Collateral Agent and Administrative Agent for the Term Lenders, and the Term Lenders, on the one hand, and Destination XL Group, Inc., as Borrowers’ Representative for itself and the other Borrowers from time to time party thereto and as a Borrower, and each of the other Borrowers from time to time party thereto, on the other hand. (Terms used herein which are defined in the Loan Agreement have the same meaning herein as in the Loan Agreement).

Agreement By and Between:

(The “Assignor”) and

(The “Assignee”)

Wire Address for Assignee:________________________________

________________________________

ABA #: _________________________

Account #: _______________________

Attn: ___________________________

Notice Address for Assignee:

Attn: _______________________________

Fax: ________________________________

1.ASSIGNMENT AND ACCEPTANCE: The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as hereinafter defined), the following portion (the “Assigned Commitment”) of the Assignor’s interest in the Term Facility:

Term Percentage Commitment:   __%

Term Dollar Commitment:$ ______

2.EFFECTIVE DATE: For purposes of this Assignment and Acceptance, the “Effective Date” is that date endorsed above by the Administrative Agent (which may be up to five (5) Business Days after the last to occur of: (a) the execution of this Assignment and Acceptance by the Assignor and the Assignee; (b) the assent of the Administrative Agent; (c) the obtaining of any other consent required by the Loan Agreement; and (d) the payment of any requisite processing fee).

3. REPRESENTATIONS BY ASSIGNOR:    The Assignor represents that, as of the Effective Date:

(a)        The Assignor is the legal and beneficial owner of the interest being assigned hereby free and clear of any liens and Encumbrances.

(b)        The principal balance due to the Assignor on account of the Term Note held by the Assignor is    $__________________.

4. EXCLUSION OF WARRANTIES BY ASSIGNOR: The Assignor:

(a)        Makes no representation or warranty and assumes no responsibility with respect to  any  statements,  warranties  or  representations  made  in  or  in  connection  with  any  Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto or hereto.

(b)        Makes no representation or  warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Person primarily or secondarily liable in respect  of  any  of  the  Liabilities,  or  the  performance  or  observance  by  the  Borrowers’ Representative or any Borrower or any other Person primarily or secondarily liable in respect of any  of  the  Liabilities  of  any  of  their  obligations  under  any  Loan  Documents  or  any  other instrument or document furnished pursuant hereto or thereto.

(c)        Attaches the Term Note of which the Assignor is the holder and requests that the Administrative Agent cause the Borrowers’ exchange of such Term Note for a new Term Note payable to the Assignor and the Assignee reflecting the assignment referenced above.

5. ASSIGNEE’S REPRESENTATIONS, WARRANTIES AND AGREEMENTS: The Assignee:

(a)        Confirms that it has received a copy of the Loan Agreement (and any amendment thereto), the most recent financial statements then to have been delivered pursuant to the Loan Agreement, and such other documents and information as the Assignee has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance.

(b)        Confirms  and  represents  that,  independently  and  without  reliance  upon  the Assignor, the Administrative Agent, or any other Term Lender and based on such documents and information as the Assignee deems appropriate, has made such Person’s  own credit decision to join in the credit facility contemplated by the Loan Documents and to become a “Term Lender”.

(c)        Confirms and represents that the Assignee will continue to make such Person’s own credit decisions in taking or not taking action under the Loan Agreement and other Loan Documents independently and without reliance upon the Assignor, the Administrative Agent or any other Term Lender and based on such documents and information as the Assignee shall deem appropriate at the time.

(d)Appoints and authorizes the Agent to take such action on behalf of the Assignee and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto.

(e)        Agrees that the Assignee will perform, in accordance with their terms, all of the obligations which, by the terms of the Loan Agreement and all other Loan Documents are required to be performed by it as a “Term Lender” as if the Assignee had been a signatory thereto and to any amendments thereof.

(f)        Represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and to perform its obligations hereunder, under the Loan Agreement and under the Loan Documents.

6.EFFECT OF ASSIGNMENT AND ACCEPTANCE: Following delivery, acceptance and recording by the Administrative Agent of this Assignment and Acceptance, from and after the Effective Date:

(a)        The  Assignee  shall  be  a  party  to  the  Loan  Agreement  and  the  other  Loan Documents (and any amendments thereto) and to the extent of the Assigned Commitment, have the rights and obligations of a Term Lender thereunder.

(b) The Assignor shall be released from the Assignee’s obligations under the Loan Agreement and the other Loan Documents to the extent of the Assigned Commitment.

(c)        The Administrative Agent shall make all payments in respect of the interest in the Term Loans assigned hereby (including payments of principal, interest, and applicable fees) to the Assignee.

(d)        The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

7.          MASSACHUSETTS LAW:  This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without giving effect to the conflicts of laws principles thereof).

[Signature Page Follows]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

ASSIGNOR

By:________________________________

Name:

Title:

ASSIGNEE

By:________________________________

Name:

Title:

CONSENT

The Administrative Agent hereby approves the foregoing assignment.

WELLS FARGO BANK,

NATIONAL ASSOCIATION,

as Administrative Agent

By:________________________________

Name:

Title:

[Signature Page to Assignment and Acceptance]

Acknowledged and, to the extent required under the Loan Agreement, consented to, this __ day of ______, ___.

DESTINATION XL GROUP, INC.

As Borrowers’ Representative

By:________________________________

Name:

Title:

[Signature Page to Assignment and Acceptance]